Exhibit 10.19


                                                                                                             AMEND 0006
                                                    THIS CONTRACT IS RATED ORDER           RATING           PAGE OF PAGES
SOLICITATION OFFER AND AWARD                            UNDER DPAS 15 CFR 700                DO               1      104

2. CONTRACT NUMBER     2. SOLICITATION NUMBER     4. TYPE OF SOLICITATION    5. DATE ISSUE    6. REQUISITION PURCHASE NO.
   N62678-02-D-2006        N62678-02-R-0051          [ ] SEALED BID (1108)     20 SEP 2002       Email from CNSL N432A I dtd 30 Jan
                                                     [X] NEGOTIATED (RFP)                        2002

7. ISSUED BY        CODE N62678                   8. ADDRESS OFFER TO (if other than Item 7)

SUPERVISOR OF SHIPBUILDING, C&R, USN
(NORFOLK NAVAL SHIPYARD, BLDG. 51, 2ND FLOOR)
P.O BOX 215
PORTSMOUTH, VA 23705-0215

NOTE: In sealed bid solicitations "offer"  and "offeror" mean "bid" and "bidder".

                                                          SOLICITATION

9. Sealed offers in original and 1 copy for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in Block 8 until 1:00 PM local time 24 September 2002.
                                                                                       (Hour)                 (Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL:   A. NAME                         B. TELEPHONE (NO COLLECT CALLS)        C. E-MAIL ADDRESS
                               Billie Noah/Phillip Fields      AREA CODE   NUMBER     EXT.            NoahBJ@supship.navy.mil
                                                               757         396-5041   439/433         FieldsPR@supship.navy.mil

                                       11. TABLE OF CONTENTS

(X)  SEC.           DESCRIPTION                   PAGE(S)   (X)  SEC.                   DESCRIPTION                         PAGE(S)
---  ----           -----------                   -------   ---  ----                   -----------                         -------
              PART I - THE SCHEDULE                                             PART II - CONTRACT CLAUSES
[X]   A   SOLICITATION/CONTRACT FORM              1         [X]   I   CONTRACT CLAUSES                                      I1-10
[X]   B   SUPPLIES OR SERVICES AND PRICES/COSTS   B1-30           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH:
[X]   C   DESCRIPTION/SPECS./WORK STATEMENT       C1-24     [X]   J   LIST OF ATTACHMENTS                                   J-1
[X]   D   PACKAGING AND MARKING                   D1                    PART IV - REPRESENTATIVES AND INSTRUCTIONS
[X]   E   INSPECTION AND ACCEPTANCE               E1-2      [X]   K   REPRESENTATIVES, CERTIFICATIONS AND                   K1-14
[X]   F   DELIVERIES OR PERFORMANCE               F1        [X]       OTHER STATEMENTS OF OFFERORS
[X]   G   CONTRACT ADMINISTRATION DATA            G1        [X]   L   INSTRS., COND., AND NOTICES TO OFFERORS               L1-9
[X]   H   SPECIAL CONTRACT REQUIREMENTS           H1-6      [X]   M   EVALUTION FACTORS FOR AWARD                           M1-4

                                           OFFER (MUST BE FULLY COMPLETED BY OFFEROR)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within _________ calendar days (60 calendar days unless a different  period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any of all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

                                                      10 CALENDAR DAYS %   20 CALENDAR DAYS %   30 CALENDAR DAYS %   CALENDAR DAYS %
                                                      ------------------   ------------------   ------------------   ---------------
13. DISCOUNT FOR PROMPT PAYMENT
    See Section I, Clause No. 52-232-8

14. ACKNOWLEDGMENT OF AMENDMENTS                         AMENDMENT NO.            DATE             AMENDMENT NO.          DATE
    (The offeror acknowledges receipt of amendments      0001                  11 JUL 2002         0004                08 AUG 2002
    to the SOLICITATION for offerors and related         0002                  29 JUL 2002         0005                08 AUG 2002
    documents numbered and dated: 0007 23 Sep 02         0003                  30 JUL  2002        0006                20 SEP 2002

                                            CODE ____    FACILITY ____     16. NAME AND TITLE OF PERSON AUTHORIZED TO
                                                                               SIGN OFFER (Type or Print)
15A. NAME AND                 HERC PRQDUCTS INC.
     ADDRESS OF OFFEROR       1420 Columbus Ave., Portsmouth, VA               Steve Carl    CEO/President

15B. TELEPHONE NUMBER                     15C. CHECK IF REMITTANCE ADDRESS [ ]         17. SIGNATURE                 18. OFFER DATE
     AREA CODE   NUMBER   EXT.                 IS DIFFERENT FROM ABOVE. ENTER
       757      393-0002                       SUCH ADDRESS IN SCHEDULE                    /s/ ILLEGIBLE                 23 Sept 02

                                             AWARD (TO BE COMPLETED BY GOVERNMENT)

19. ACCEPTED AS TO ITEM NUMBERED          20. AMOUMT             21. ACCOUNTING AND APPROPRIATION
    1001 through 1046                         $1,698,700.00          AA1721804.60BA    000   62678 A 068732 2D
                                              $53,548.59             DT0101 6267822BB02P DOC# N6267802MDT0101
                                              Contract
                                              Minimum

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:    23. SUBMIT INVOICES TO ADDRESS SHOWN IN      ITEM
    [ ] 10 U.S.C. 2304(c)(   )   [ ] 41 U.S.C. 253(c) (   )          (4 copies unless otherwise specified)    7

24. ADMINISTERED BY (If other than Item 7) CODE ____             25. PAYMENT WILL BE MADE BY          CODE ____
                                                                     Paying office will be designated on
                                                                     Each individual task order.

26. NAME OF CONTRACTING OFFICER (Type or print)                  27. UNITED STATES OF AM ERICA                28. AWARD DATE
    R. W. YDOYAGA                                                    /s/ R. W. YDOYAGA                            30 SEP 2002
                                                                     (Signature of Contracting Officer)

IMPORTANT - Award will be made on the Form, or Standard Form 26, or by other authorized official written notice.

AUTHORIZED FOR LOCAL REPRODUCTION                                               STANDARD FORM 33 (REV. 9-97)
Previous edition is unusable                                                    Prescribed by GSA - FAR (48 CFR)
53.214(c)

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-1

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                                BASE YEAR EFFORT

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
1001         PREPARE AND INSTALL TEMPORARY WASTE WATER SYSTEM TO             100       EA
             CHT (COLLECTION, HOLDING, AND TRANSFER)CONNECTION ON
             THE PIER PER ZONE
100101       As a matter of Navy Accounting
100102       As a matter of Navy Accounting
100103       As a matter of Navy Accounting
1002         PREPARE AND INSTALL TEMPORARY FRESH WATER SYSTEM WITH           100       EA
             BACK FLOW PREVENTER TO CONNECTION ON THE PIER PER ZONE
100201       As a matter of Navy Accounting
100202       As a matter of Navy Accounting
100203       As a matter of Navy Accounting
1003         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             DD, DDG, WHEC
100301       As a matter of Navy Accounting
100302       As a matter of Navy Accounting
100303       As a matter of Navy Accounting
1004         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   12       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LSD, LPD, CG, LCC, AE
100401       As a matter of Navy Accounting
100402       As a matter of Navy Accounting
100403       As a matter of Navy Accounting
1005         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   18       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             ARS, MHC, CVN
100501       As a matter of Navy Accounting
100502       As a matter of Navy Accounting
100503       As a matter of Navy Accounting
1006         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LPH, AS
100601       As a matter of Navy Accounting
100602       As a matter of Navy Accounting
100603       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-2

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                                BASE YEAR EFFORT

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
1007         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             PC, MCM, MSO, LHA, AND OTHER COMPATIBLE MILITARY
             VESSELS
100701       As a matter of Navy Accounting
100702       As a matter of Navy Accounting
100703       As a matter of Navy Accounting
1008         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             YTB AND MINOR AUXILIARY CRAFT
100801       As a matter of Navy Accounting
100802       As a matter of Navy Accounting
100803       As a matter of Navy Accounting
1009         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:AO,
             CV INCLUDING USS ENTERPRISE
100901       As a matter of Navy Accounting
100902       As a matter of Navy Accounting
100903       As a matter of Navy Accounting
1010         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             SSN, SSBN, AFDM
101001       As a matter of Navy Accounting
101002       As a matter of Navy Accounting
101003       As a matter of Navy Accounting
1011         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    3       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONES I, II, AND III
101101       As a matter of Navy Accounting
101102       As a matter of Navy Accounting
101103       As a matter of Navy Accounting
1012         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             FFG, WMEC AND OTHER COMPATIBLE MILITARY VESSELS
101201       As a matter of Navy Accounting
101202       As a matter of Navy Accounting
101203       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-3

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                                BASE YEAR EFFORT

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
1013         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LHD
101301       As a matter of Navy Accounting
101302       As a matter of Navy Accounting
101303       As a matter of Navy Accounting
1014         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONE IV
101401       As a matter of Navy Accounting
101402       As a matter of Navy Accounting
101403       As a matter of Navy Accounting
1015         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE I
101501       As a matter of Navy Accounting
101502       As a matter of Navy Accounting
101503       As a matter of Navy Accounting
1016         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE II
101601       As a matter of Navy Accounting
101602       As a matter of Navy Accounting
101603       As a matter of Navy Accounting
1017         PERFORM FIBEROPTIC BORESCOPE INSPECTION FOR ALL CLASS           200       EA
             SHIPS, BEFORE AND AFTER CHEMICAL CLEANING, PER ZONE
101701       As a matter of Navy Accounting
101702       As a matter of Navy Accounting
101703       As a matter of Navy Accounting
1018         PERFORM ULTRASONIC THICKNESS (UT) READINGS                      100       EA
101801       As a matter of Navy Accounting
101802       As a matter of Navy Accounting
101803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-4

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                                BASE YEAR EFFORT

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
1019         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           800       EA
             NORMAL OPERATION: WATER CLOSET RUBBER BOOT AND
             CLAMPS
101901       As a matter of Navy Accounting
101902       As a matter of Navy Accounting
101903       As a matter of Navy Accounting
1020         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           400       EA
             NORMAL OPERATION: URINAL HOSES AND CLAMPS
102001       As a matter of Navy Accounting
102002       As a matter of Navy Accounting
102003       As a matter of Navy Accounting
1021         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK           10      DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: ARS & FFG - 4 TOILETS
102101       As a matter of Navy Accounting
102102       As a matter of Navy Accounting
102103       As a matter of Navy Accounting
1022         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            2      DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: AO & AOE - 8 TOILETS
102201       As a matter of Navy Accounting
102202       As a matter of Navy Accounting
102203       As a matter of Navy Accounting
1023         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            5      DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: MINOR/AUXILIARY SERVICE CRAFT
             2 TOILETS
102301       As a matter of Navy Accounting
102302       As a matter of Navy Accounting
102303       As a matter of Navy Accounting
1024         PIPEFITTER (ST) - FOR PIPING WORK                               500       HR
102401       As a matter of Navy Accounting
102402       As a matter of Navy Accounting
102403       As a matter of Navy Accounting
1025         PIPEFITTER (OT) - FOR PIPING WORK                               200       HR
102501       As a matter of Navy Accounting
102502       As a matter of Navy Accounting
102503       As a matter of Navy Accounting
1026         HELPER (ST) - FOR PIPING WORK                                   500       HR
102601       As a matter of Navy Accounting
102602       As a matter of Navy Accounting
102603       As a matter of Navy Accounting
1027         HELPER (OT) - FOR PIPING WORK                                   200       HR
102701       As a matter of Navy Accounting
102702       As a matter of Navy Accounting
102703       As a matter of Navy Accounting
1028         BRAZER/WELDER (ST) - FOR PIPING WORK                            500       HR
102801       As a matter of Navy Accounting
102802       As a matter of Navy Accounting
102803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-5

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                                BASE YEAR EFFORT

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
1029         BRAZER/WELDER (OT) - FOR PIPING WORK                            200       HR
102901       As a matter of Navy Accounting
102902       As a matter of Navy Accounting
102903       As a matter of Navy Accounting
1030         FIREWATCH (ST) - FOR PIPING WORK                                500       HR
103001       As a matter of Navy Accounting
103002       As a matter of Navy Accounting
103003       As a matter of Navy Accounting
1031         FIREWATCH (OT) - FOR PIPING WORK                                200       HR
103101       As a matter of Navy Accounting
103102       As a matter of Navy Accounting
103103       As a matter of Navy Accounting
1032         PAINTER (ST) - FOR PIPING WORK                                  100       HR
103201       As a matter of Navy Accounting
103202       As a matter of Navy Accounting
103203       As a matter of Navy Accounting
1033         PAINTER (OT) - FOR PIPING WORK                                   50       HR
103301       As a matter of Navy Accounting
103302       As a matter of Navy Accounting
103303       As a matter of Navy Accounting
1034         NEW PARTS/MATERIAL - FOR PIPING WORK                                     1 LOT
103401       As a matter of Navy Accounting
103402       As a matter of Navy Accounting
103403       As a matter of Navy Accounting
1035         MATERIAL G&A/HANDLING - FOR PIPING WORK                       10.00%      **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material CLIN. All
             material handling charges are included in the Material
             G&A/Handling CLIN.
103501       As a matter of Navy Accounting
103502       As a matter of Navy Accounting
103503       As a matter of Navy Accounting
1036         GAS FREEING - INITIAL CLEANING AND CERTIFICATION                 75       EA
             (EACH VOID OR SPACE)
103601       As a matter of Navy Accounting
103602       As a matter of Navy Accounting
103603       As a matter of Navy Accounting
1037         GAS FREEING MAINTENANCE THROUGHOUT AVAILABILITY                 150       EA
103701       As a matter of Navy Accounting
103702       As a matter of Navy Accounting
103703       As a matter of Navy Accounting
1038         RECERTIFICATIONS BY MARINE CHEMIST                               75       EA
103801       As a matter of Navy Accounting
103802       As a matter of Navy Accounting
103803       As a matter of Navy Accounting
1039         REMOVAL OF FLUIDS IN SUPPORT OF GAS FREEING                    1000       GL
103901       As a matter of Navy Accounting
103902       As a matter of Navy Accounting
103903       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-6

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                                BASE YEAR EFFORT

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
1040         TRAVEL/PER DIEM                                                         1 LOT
104001       As a matter of Navy Accounting
104002       As a matter of Navy Accounting
104003       As a matter of Navy Accounting
1041         TRAVEL G&A                                                     0.00%      **
             Actual travel will be reimbursed in accordance
             with SS H-2-0052
104101       As a matter of Navy Accounting
104102       As a matter of Navy Accounting
104103       As a matter of Navy Accounting
1042         UNDISCLOSED WORK - STRAIGHT TIME                                800       HR
104201       As a matter of Navy Accounting
104202       As a matter of Navy Accounting
104203       As a matter of Navy Accounting
1043         UNDISCLOSED WORK - OVERTIME                                     400       HR
104301       As a matter of Navy Accounting
104302       As a matter of Navy Accounting
104303       As a matter of Navy Accounting
1044         UNDISCLOSED WORK - MATERIAL                                             1 LOT
104401       As a matter of Navy Accounting
104402       As a matter of Navy Accounting
104403       As a matter of Navy Accounting
1045         UNDISCLOSED WORK - MATERIAL G & A/HANDLING                    10.00%      **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material CLIN. All
             material handling charges are included in the Material
             G&A/Handling CLIN.
104501       As a matter of Navy Accounting
104502       As a matter of Navy Accounting
104503       As a matter of Navy Accounting

1046         CONTRACT DATA REQUIREMENTS (DD FORM 1423)                                NSP

             TOTAL ESTIMATE FOR BASE YEAR

             NOTE 1: Proposed prices for each line item are to be fully burdened, to include all direct and indirect costs;
             labor, material, services, overhead, profit and to include work and costs to implement NAVSEA Standard
             Items, General Work Item, Reoccurring Work Items and
             Standard Work Items.

             NOTE 2: Subcontract effort shall not be priced as material or considered as part of the material pool.

             NOTE 3: SUBCLINs added for purposes of Navy accounting are included to accommodate electronic contracting system. Contractors are to disregard for pricing purposes.

**           For Bidding Purposes Only

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-7

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          SECOND YEAR EFFORT (OPTION I)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
2001         PREPARE AND INSTALL TEMPORARY WASTE WATER SYSTEM TO             100       EA
             CHT (COLLECTION, HOLDING, AND TRANSFER)CONNECTION ON
             THE PIER PER ZONE
200101       As a matter of Navy Accounting
200102       As a matter of Navy Accounting
200103       As a matter of Navy Accounting
2002         PREPARE AND INSTALL TEMPORARY FRESH WATER SYSTEM WITH           100       EA
             BACK FLOW PREVENTER TO CONNECTION ON THE PIER PER ZONE
200201       As a matter of Navy Accounting
200202       As a matter of Navy Accounting
200203       As a matter of Navy Accounting
2003         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             DD, DDG, WHEC
200301       As a matter of Navy Accounting
200302       As a matter of Navy Accounting
200303       As a matter of Navy Accounting
2004         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   12       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LSD, LPD, CG, LCC, AE
200401       As a matter of Navy Accounting
200402       As a matter of Navy Accounting
200403       As a matter of Navy Accounting
2005         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   18       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             ARS, MHC, CVN
200501       As a matter of Navy Accounting
200502       As a matter of Navy Accounting
200503       As a matter of Navy Accounting
2006         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LPH, AS
200601       As a matter of Navy Accounting
200602       As a matter of Navy Accounting
200603       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-8

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          SECOND YEAR EFFORT (OPTION I)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
2007         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             PC, MCM, MSO, LHA, AND OTHER COMPATIBLE MILITARY
             VESSELS
200701       As a matter of Navy Accounting
200702       As a matter of Navy Accounting
200703       As a matter of Navy Accounting
2008         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             YTB AND MINOR AUXILIARY CRAFT
200801       As a matter of Navy Accounting
200802       As a matter of Navy Accounting
200803       As a matter of Navy Accounting
2009         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AO, CV INCLUDING USS ENTERPRISE
200901       As a matter of Navy Accounting
200902       As a matter of Navy Accounting
200903       As a matter of Navy Accounting
2010         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             SSN, SSBN, AFDM
201001       As a matter of Navy Accounting
201002       As a matter of Navy Accounting
201003       As a matter of Navy Accounting
2011         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    3       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONES I, II, AND III
201101       As a matter of Navy Accounting
201102       As a matter of Navy Accounting
201103       As a matter of Navy Accounting
2012         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             FFG, WMEC AND OTHER COMPATIBLE MILITARY VESSELS
201201       As a matter of Navy Accounting
201202       As a matter of Navy Accounting
201203       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-9

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          SECOND YEAR EFFORT (OPTION I)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
2013         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LHD
201301       As a matter of Navy Accounting
201302       As a matter of Navy Accounting
201303       As a matter of Navy Accounting
2014         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONE IV
201401       As a matter of Navy Accounting
201402       As a matter of Navy Accounting
201403       As a matter of Navy Accounting
2015         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE I
201501       As a matter of Navy Accounting
201502       As a matter of Navy Accounting
201503       As a matter of Navy Accounting
2016         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE II
201601       As a matter of Navy Accounting
201602       As a matter of Navy Accounting
201603       As a matter of Navy Accounting
2017         PERFORM FIBEROPTIC BORESCOPE INSPECTION FOR ALL CLASS           200       EA
             SHIPS, BEFORE AND AFTER CHEMICAL CLEANING, PER ZONE
201701       As a matter of Navy Accounting
201702       As a matter of Navy Accounting
201703       As a matter of Navy Accounting
2018         PERFORM ULTRASONIC THICKNESS (UT) READINGS                      100       EA
201801       As a matter of Navy Accounting
201802       As a matter of Navy Accounting
201803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-10

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          SECOND YEAR EFFORT (OPTION I)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
2019         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           800       EA
             NORMAL OPERATION: WATER CLOSET RUBBER BOOT AND
             CLAMPS
201901       As a matter of Navy Accounting
201902       As a matter of Navy Accounting
201903       As a matter of Navy Accounting
2020         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           400       EA
             NORMAL OPERATION: URINAL HOSES AND CLAMPS
202001       As a matter of Navy Accounting
202002       As a matter of Navy Accounting
202003       As a matter of Navy Accounting
2021         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK           10      DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: ARS & FFG - 4 TOILETS
202101       As a matter of Navy Accounting
202102       As a matter of Navy Accounting
202103       As a matter of Navy Accounting
2022         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            2      DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: AO & AOE - 8 TOILETS
202201       As a matter of Navy Accounting
202202       As a matter of Navy Accounting
202203       As a matter of Navy Accounting
2023         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            5      DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: MINOR/AUXILIARY SERVICE CRAFT
             - 2 TOILETS
202301       As a matter of Navy Accounting
202302       As a matter of Navy Accounting
202303       As a matter of Navy Accounting
2024         PIPEFITTER (ST) - FOR PIPING WORK                               500       HR
202401       As a matter of Navy Accounting
202402       As a matter of Navy Accounting
202403       As a matter of Navy Accounting
2025         PIPEFITTER (OT) - FOR PIPING WORK                               200       HR
202501       As a matter of Navy Accounting
202502       As a matter of Navy Accounting
202503       As a matter of Navy Accounting
2026         HELPER (ST) - FOR PIPING WORK                                   500       HR
202601       As a matter of Navy Accounting
202602       As a matter of Navy Accounting
202603       As a matter of Navy Accounting
2027         HELPER (OT) - FOR PIPING WORK                                   200       HR
202701       As a matter of Navy Accounting
202702       As a matter of Navy Accounting
202703       As a matter of Navy Accounting
2028         BRAZER/WELDER (ST) - FOR PIPING WORK                            500       HR
202801       As a matter of Navy Accounting
202802       As a matter of Navy Accounting
202803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-11

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          SECOND YEAR EFFORT (OPTION I)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
2029         BRAZER/WELDER (OT) - FOR PIPING WORK                            200       HR
202901       As a matter of Navy Accounting
202902       As a matter of Navy Accounting
202903       As a matter of Navy Accounting
2030         FIREWATCH (ST) - FOR PIPING WORK                                500       HR
203001       As a matter of Navy Accounting
203002       As a matter of Navy Accounting
203003       As a matter of Navy Accounting
2031         FIREWATCH (OT) - FOR PIPING WORK                                200       HR
203101       As a matter of Navy Accounting
203102       As a matter of Navy Accounting
203103       As a matter of Navy Accounting
2032         PAINTER (ST) - FOR PIPING WORK                                  100       HR
203201       As a matter of Navy Accounting
203202       As a matter of Navy Accounting
203203       As a matter of Navy Accounting
2033         PAINTER (OT) - FOR PIPING WORK                                   50       HR
203301       As a matter of Navy Accounting
203302       As a matter of Navy Accounting
203303       As a matter of Navy Accounting
2034         NEW PARTS/MATERIAL - FOR PIPING WORK                                    1 LOT
203401       As a matter of Navy Accounting
203402       As a matter of Navy Accounting
203403       As a matter of Navy Accounting
2035         MATERIAL G&A/HANDLING - FOR PIPING WORK                       10.00%      **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material CLIN. All
             material handling charges are included in the Material
             G&A/Handling CLIN.
203501       As a matter of Navy Accounting
203502       As a matter of Navy Accounting
203503       As a matter of Navy Accounting
2036         GAS FREEING - INITIAL CLEANING AND CERTIFICATION                 75       EA
             (EACH VOID OR SPACE)
203601       As a matter of Navy Accounting
203602       As a matter of Navy Accounting
203603       As a matter of Navy Accounting
2037         GAS FREEING MAINTENANCE THROUGHOUT AVAILABILITY                 150       EA
203701       As a matter of Navy Accounting
203702       As a matter of Navy Accounting
203703       As a matter of Navy Accounting
2038         RECERTIFICATIONS BY MARINE CHEMIST                               75       EA
203801       As a matter of Navy Accounting
203802       As a matter of Navy Accounting
203803       As a matter of Navy Accounting
2039         REMOVAL OF FLUIDS IN SUPPORT OF GAS FREEING                    1000       GL
203901       As a matter of Navy Accounting
203902       As a matter of Navy Accounting
203903       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-12

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          SECOND YEAR EFFORT (OPTION I)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
2040         TRAVEL/PER DIEM                                                         1 LOT
204001       As a matter of Navy Accounting
204002       As a matter of Navy Accounting
204003       As a matter of Navy Accounting
2041         TRAVEL G&A                                                     0.00%      **
             Actual travel will be reimbursed in accordance with
             SS H-2-0052
204101       As a matter of Navy Accounting
204102       As a matter of Navy Accounting
204103       As a matter of Navy Accounting
2042         UNDISCLOSED WORK - STRAIGHT TIME                                800       HR
204201       As a matter of Navy Accounting
204202       As a matter of Navy Accounting
204203       As a matter of Navy Accounting
2043         UNDISCLOSED WORK - OVERTIME                                     400       HR
204301       As a matter of Navy Accounting
204302       As a matter of Navy Accounting
204303       As a matter of Navy Accounting
2044         UNDISCLOSED WORK - MATERIAL                                             1 LOT
204401       As a matter of Navy Accounting
204402       As a matter of Navy Accounting
204403       As a matter of Navy Accounting
2045         UNDISCLOSED WORK - MATERIAL G & A/HANDLING                    10.00%      **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material CLIN. All
             material handling charges are included in the Material
             G&A/Handling CLIN.
204501       As a matter of Navy Accounting
204502       As a matter of Navy Accounting
204503       As a matter of Navy Accounting
2046         CONTRACT DATA REQUIREMENTS (DD FORM 1423)                                NSP
             TOTAL ESTIMATE FOR SECOND YEAR (OPTION 1)

             NOTE 1: Proposed prices for each line item are to be fully burdened, to include all direct and indirect costs;
             labor, material, services, overhead, profit and to include work and costs to implement NAVSEA Standard
             Items, General Work Item, Reoccurring Work Items and
             Standard Work Items.

             NOTE 2: Subcontract effort shall not be priced as material or considered as part of the material pool.

             NOTE 3: SUBCLINs added for purposes of Navy accounting are included to accommodate electronic contracting system. Contractors are to disregard for pricing purposes.

**           For Bidding Purposes Only

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-13

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          THIRD YEAR EFFORT (OPTION II)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
3001         PREPARE AND INSTALL TEMPORARY WASTE WATER SYSTEM TO             100       EA
             CHT (COLLECTION, HOLDING, AND TRANSFER) CONNECTION ON
             THE PIER PER ZONE
300101       As a matter of Navy Accounting
300102       As a matter of Navy Accounting
300103       As a matter of Navy Accounting
3002         PREPARE AND INSTALL TEMPORARY FRESH WATER SYSTEM WITH           100       EA
             BACK FLOW PREVENTER TO CONNECTION ON THE PIER PER ZONE
300201       As a matter of Navy Accounting
300202       As a matter of Navy Accounting
300203       As a matter of Navy Accounting
3003         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             DD, DDG, WHEC
300301       As a matter of Navy Accounting
300302       As a matter of Navy Accounting
300303       As a matter of Navy Accounting
3004         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   12       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LSD, LPD, CG, LCC, AE
300401       As a matter of Navy Accounting
300402       As a matter of Navy Accounting
300403       As a matter of Navy Accounting
3005         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   18       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             ARS, MHC, CVN
300501       As a matter of Navy Accounting
300502       As a matter of Navy Accounting
300503       As a matter of Navy Accounting
3006         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LPH, AS
300601       As a matter of Navy Accounting
300602       As a matter of Navy Accounting
300603       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-14

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          THIRD YEAR EFFORT (OPTION II)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
3007         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             PC, MCM, MSO, LHA, AND OTHER COMPATIBLE MILITARY
             VESSELS
300701       As a matter of Navy Accounting
300702       As a matter of Navy Accounting
300703       As a matter of Navy Accounting
3008         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             YTB AND MINOR AUXILIARY CRAFT
300801       As a matter of Navy Accounting
300802       As a matter of Navy Accounting
300803       As a matter of Navy Accounting
3009         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AO, CV INCLUDING USS ENTERPRISE
300901       As a matter of Navy Accounting
300902       As a matter of Navy Accounting
300903       As a matter of Navy Accounting
3010         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             SSN, SSBN, AFDM
301001       As a matter of Navy Accounting
301002       As a matter of Navy Accounting
301003       As a matter of Navy Accounting
3011         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    3       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONES I, II, AND III
301101       As a matter of Navy Accounting
301102       As a matter of Navy Accounting
301103       As a matter of Navy Accounting
3012         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             FFG, WMEC AND OTHER COMPATIBLE MILITARY VESSELS
301201       As a matter of Navy Accounting
301202       As a matter of Navy Accounting
301203       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-15

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          THIRD YEAR EFFORT (OPTION II)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
3013         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LHD
301301       As a matter of Navy Accounting
301302       As a matter of Navy Accounting
301303       As a matter of Navy Accounting
3014         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONE IV
301401       As a matter of Navy Accounting
301402       As a matter of Navy Accounting
301403       As a matter of Navy Accounting
3015         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE I
301501       As a matter of Navy Accounting
301502       As a matter of Navy Accounting
301503       As a matter of Navy Accounting
3016         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE II
301601       As a matter of Navy Accounting
301602       As a matter of Navy Accounting
301603       As a matter of Navy Accounting
3017         PERFORM FIBEROPTIC BORESCOPE INSPECTION FOR ALL CLASS           200       EA
             SHIPS, BEFORE AND AFTER CHEMICAL CLEANING, PER ZONE
301701       As a matter of Navy Accounting
301702       As a matter of Navy Accounting
301703       As a matter of Navy Accounting
3018         PERFORM ULTRASONIC THICKNESS (UT) READINGS                      100       EA
301801       As a matter of Navy Accounting
301802       As a matter of Navy Accounting
301803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-16

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          THIRD YEAR EFFORT (OPTION II)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
3019         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           800       EA
             NORMAL OPERATION: WATER CLOSET RUBBER BOOT AND
             CLAMPS
301901       As a matter of Navy Accounting
301902       As a matter of Navy Accounting
301903       As a matter of Navy Accounting
3020         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           400       EA
             NORMAL OPERATION: URINAL HOSES AND CLAMPS
302001       As a matter of Navy Accounting
302002       As a matter of Navy Accounting
302003       As a matter of Navy Accounting
3021         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK           10      DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: ARS & FFG - 4 TOILETS
302101       As a matter of Navy Accounting
302102       As a matter of Navy Accounting
302103       As a matter of Navy Accounting
3022         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            2      DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: AO & AOE - 8 TOILETS
302201       As a matter of Navy Accounting
302202       As a matter of Navy Accounting
302203       As a matter of Navy Accounting
3023         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            5      DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: MINOR/AUXILIARY SERVICE CRAFT
             - 2 TOILETS
302301       As a matter of Navy Accounting
302302       As a matter of Navy Accounting
302303       As a matter of Navy Accounting
3024         PIPEFITTER (ST) - FOR PIPING WORK                               500       HR
302401       As a matter of Navy Accounting
302402       As a matter of Navy Accounting
302403       As a matter of Navy Accounting
3025         PIPEFITTER (OT) - FOR PIPING WORK                               200       HR
302501       As a matter of Navy Accounting
302502       As a matter of Navy Accounting
302503       As a matter of Navy Accounting
3026         HELPER (ST) - FOR PIPING WORK                                   500       HR
302601       As a matter of Navy Accounting
302602       As a matter of Navy Accounting
302603       As a matter of Navy Accounting
3027         HELPER (OT) - FOR PIPING WORK                                   200       HR
302701       As a matter of Navy Accounting
302702       As a matter of Navy Accounting
302703       As a matter of Navy Accounting
3028         BRAZER/WELDER (ST) - FOR PIPING WORK                            500       HR
302801       As a matter of Navy Accounting
302802       As a matter of Navy Accounting
302803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-17

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          THIRD YEAR EFFORT (OPTION II)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
3029         BRAZER/WELDER (OT) - FOR PIPING WORK                            200       HR
302901       As a matter of Navy Accounting
302902       As a matter of Navy Accounting
302903       As a matter of Navy Accounting
3030         FIREWATCH (ST) - FOR PIPING WORK                                500       HR
303001       As a matter of Navy Accounting
303002       As a matter of Navy Accounting
303003       As a matter of Navy Accounting
3031         FIREWATCH (OT) - FOR PIPING WORK                                200       HR
303101       As a matter of Navy Accounting
303102       As a matter of Navy Accounting
303103       As a matter of Navy Accounting
3032         PAINTER (ST) - FOR PIPING WORK                                  100       HR
303201       As a matter of Navy Accounting
303202       As a matter of Navy Accounting
303203       As a matter of Navy Accounting
3033         PAINTER (OT) - FOR PIPING WORK                                   50       HR
303301       As a matter of Navy Accounting
303302       As a matter of Navy Accounting
303303       As a matter of Navy Accounting
3034         NEW PARTS/MATERIAL - FOR PIPING WORK                                    1 LOT
303401       As a matter of Navy Accounting
303402       As a matter of Navy Accounting
303403       As a matter of Navy Accounting
3035         MATERIAL G&A/HANDLING - FOR PIPING WORK                       10.00%      **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material CLIN. All
             material handling charges are included in the Material
             G&A/Handling CLIN.
303501       As a matter of Navy Accounting
303502       As a matter of Navy Accounting
303503       As a matter of Navy Accounting
3036         GAS FREEING - INITIAL CLEANING AND CERTIFICATION (EACH           75       EA
             VOID OR SPACE)
303601       As a matter of Navy Accounting
303602       As a matter of Navy Accounting
303603       As a matter of Navy Accounting
3037         GAS FREEING MAINTENANCE THROUGHOUT AVAILABILITY                 150       EA
303701       As a matter of Navy Accounting
303702       As a matter of Navy Accounting
303703       As a matter of Navy Accounting
3038         RECERTIFICATIONS BY MARINE CHEMIST                               75       EA
303801       As a matter of Navy Accounting
303802       As a matter of Navy Accounting
303803       As a matter of Navy Accounting
3039         REMOVAL OF FLUIDS IN SUPPORT OF GAS FREEING                    1000       GL
303901       As a matter of Navy Accounting
303902       As a matter of Navy Accounting
303903       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-18

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                          THIRD YEAR EFFORT (OPTION II)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
3040         TRAVEL/PER DIEM                                                         1 LOT
304001       As a matter of Navy Accounting
304002       As a matter of Navy Accounting
304003       As a matter of Navy Accounting
3041         TRAVEL G&A                                                     0.00%      **
             Actual travel will be reimbursed in accordance with
             SS H-2-0052
304101       As a matter of Navy Accounting
304102       As a matter of Navy Accounting
304103       As a matter of Navy Accounting
3042         UNDISCLOSED WORK - STRAIGHT TIME                                800       HR
304201       As a matter of Navy Accounting
304202       As a matter of Navy Accounting
304203       As a matter of Navy Accounting
3043         UNDISCLOSED WORK - OVERTIME                                     400       HR
304301       As a matter of Navy Accounting
304302       As a matter of Navy Accounting
304303       As a matter of Navy Accounting
3044         UNDISCLOSED WORK - MATERIAL                                             1 LOT
304401       As a matter of Navy Accounting
304402       As a matter of Navy Accounting
304403       As a matter of Navy Accounting
3045         UNDISCLOSED WORK - MATERIAL G & A/HANDLING                    10.00%      **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material CLIN. All
             material handling charges are included in the Material
             G&A/Handling CLIN.
304501       As a matter of Navy Accounting
304502       As a matter of Navy Accounting
304503       As a matter of Navy Accounting
3046         CONTRACT DATA REQUIREMENTS (DD FORM 1423)                                NSP

             TOTAL ESTIMATE FOR THIRD YEAR (OPTION II)

             NOTE 1: Proposed prices for each line item are to be fully burdened, to include all direct and indirect costs;
             labor, material, services, overhead, profit and to include work and costs to implement NAVSEA Standard
             Items, General Work Item, Reoccurring Work Items and
             Standard Work Items.

             NOTE 2: Subcontract effort shall not be priced as material or considered as part of the material pool.

             NOTE 3: SUBCLINs added for purposes of Navy accounting are included to accommodate electronic contracting system. Contractors are to disregard for pricing purposes.

**           For Bidding Purposes Only

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-19

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                         FOURTH YEAR EFFORT (OPTION III)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
4001         PREPARE AND INSTALL TEMPORARY WASTE WATER SYSTEM TO             100       EA
             CHT (COLLECTION, HOLDING, AND TRANSFER) CONNECTION ON
             THE PIER PER ZONE
400101       As a matter of Navy Accounting
400102       As a matter of Navy Accounting
400103       As a matter of Navy Accounting
4002         PREPARE AND INSTALL TEMPORARY FRESH WATER SYSTEM WITH           100       EA
             BACK FLOW PREVENTER TO CONNECTION ON THE PIER PER ZONE
400201       As a matter of Navy Accounting
400202       As a matter of Navy Accounting
400203       As a matter of Navy Accounting
4003         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             DD, DDG, WHEC
400301       As a matter of Navy Accounting
400302       As a matter of Navy Accounting
400303       As a matter of Navy Accounting
4004         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   12       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LSD, LPD, CG, LCC, AE
400401       As a matter of Navy Accounting
400402       As a matter of Navy Accounting
400403       As a matter of Navy Accounting
4005         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   18       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             ARS, MHC, CVN
400501       As a matter of Navy Accounting
400502       As a matter of Navy Accounting
400503       As a matter of Navy Accounting
4006         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LPH, AS
400601       As a matter of Navy Accounting
400602       As a matter of Navy Accounting
400603       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                   PAGE B-20

                   SECTION B SUPPLIES OR SERVICES AND PRICES

                         FOURTH YEAR EFFORT (OPTION III)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
4007         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             PC, MCM, MSO, LHA, AND OTHER COMPATIBLE MILITARY
             VESSELS
400701       As a matter of Navy Accounting
400702       As a matter of Navy Accounting
400703       As a matter of Navy Accounting
4008         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4         EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             YTB AND MINOR AUXILIARY CRAFT
400801       As a matter of Navy Accounting
400802       As a matter of Navy Accounting
400803       As a matter of Navy Accounting
4009         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AO, CV INCLUDING USS ENTERPRISE
400901       As a matter of Navy Accounting
400902       As a matter of Navy Accounting
400903       As a matter of Navy Accounting
4010         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             SSN, SSBN, AFDM
401001       As a matter of Navy Accounting
401002       As a matter of Navy Accounting
401003       As a matter of Navy Accounting
4011         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    3       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONES I, II, AND III
401101       As a matter of Navy Accounting
401102       As a matter of Navy Accounting
401103       As a matter of Navy Accounting
4012         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             FFG, WMEC AND OTHER COMPATIBLE MILITARY VESSELS
401201       As a matter of Navy Accounting
401202       As a matter of Navy Accounting
401203       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-21

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                         FOURTH YEAR EFFORT (OPTION III)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
4013         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LHD
401301       As a matter of Navy Accounting
401302       As a matter of Navy Accounting
401303       As a matter of Navy Accounting
4014         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONE IV
401401       As a matter of Navy Accounting
401402       As a matter of Navy Accounting
401403       As a matter of Navy Accounting
4015         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE I
401501       As a matter of Navy Accounting
401502       As a matter of Navy Accounting
401503       As a matter of Navy Accounting
4016         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE II
401601       As a matter of Navy Accounting
401602       As a matter of Navy Accounting
401603       As a matter of Navy Accounting
4017         PERFORM FIBEROPTIC BORESCOPE INSPECTION FOR ALL CLASS           200       EA
             SHIPS, BEFORE AND AFTER CHEMICAL CLEANING, PER ZONE
401701       As a matter of Navy Accounting
401702       As a matter of Navy Accounting
401703       As a matter of Navy Accounting
4018         PERFORM ULTRASONIC THICKNESS (UT) READINGS                      100       EA
401801       As a matter of Navy Accounting
401802       As a matter of Navy Accounting
401803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-22

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                         FOURTH YEAR EFFORT (OPTION III)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
4019         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           800       EA
             NORMAL OPERATION: WATER CLOSET RUBBER BOOT AND
             CLAMPS
401901       As a matter of Navy Accounting
401902       As a matter of Navy Accounting
401903       As a matter of Navy Accounting
4020         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           400       EA
             NORMAL OPERATION: URINAL HOSES AND CLAMPS
402001       As a matter of Navy Accounting
402002       As a matter of Navy Accounting
402003       As a matter of Navy Accounting
4021         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK           10       DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: ARS & FFG - 4 TOILETS
402101       As a matter of Navy Accounting
402102       As a matter of Navy Accounting
402103       As a matter of Navy Accounting
4022         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            2       DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: AO & AOE - 8 TOILETS
402201       As a matter of Navy Accounting
402202       As a matter of Navy Accounting
402203       As a matter of Navy Accounting
4023         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            5       DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: MINOR/AUXILIARY SERVICE CRAFT
             - 2 TOILETS
402301       As a matter of Navy Accounting
402302       As a matter of Navy Accounting
402303       As a matter of Navy Accounting
4024         PIPEFITTER (ST) - FOR PIPING WORK                               500       HR
402401       As a matter of Navy Accounting
402402       As a matter of Navy Accounting
402403       As a matter of Navy Accounting
4025         PIPEFITTER (OT) - FOR PIPING WORK                               200       HR
402501       As a matter of Navy Accounting
402502       As a matter of Navy Accounting
402503       As a matter of Navy Accounting
4026         HELPER (ST) - FOR PIPING WORK                                   500       HR
402601       As a matter of Navy Accounting
402602       As a matter of Navy Accounting
402603       As a matter of Navy Accounting
4027         HELPER (OT) - FOR PIPING WORK                                   200       HR
402701       As a matter of Navy Accounting
402702       As a matter of Navy Accounting
402703       As a matter of Navy Accounting
4028         BRAZER/WELDER (ST) - FOR PIPING WORK                            500       HR
402801       As a matter of Navy Accounting
402802       As a matter of Navy Accounting
402803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-23

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                         FOURTH YEAR EFFORT (OPTION III)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
4029         BRAZER/WELDER (OT) - FOR PIPING WORK                            200       HR
402901       As a matter of Navy Accounting
402902       As a matter of Navy Accounting
402903       As a matter of Navy Accounting
4030         FIREWATCH (ST) - FOR PIPING WORK                                500       HR
403001       As a matter of Navy Accounting
403002       As a matter of Navy Accounting
403003       As a matter of Navy Accounting
4031         FIREWATCH (OT) - FOR PIPING WORK                                200       HR
403101       As a matter of Navy Accounting
403102       As a matter of Navy Accounting
403103       As a matter of Navy Accounting
4032         PAINTER (ST) - FOR PIPING WORK                                  100       HR
403201       As a matter of Navy Accounting
403202       As a matter of Navy Accounting
403203       As a matter of Navy Accounting
4033         PAINTER (OT) - FOR PIPING WORK                                   50       HR
403301       As a matter of Navy Accounting
403302       As a matter of Navy Accounting
403303       As a matter of Navy Accounting
4034         NEW PARTS/MATERIAL - FOR PIPING WORK                                    1 LOT
403401       As a matter of Navy Accounting
403402       As a matter of Navy Accounting
403403       As a matter of Navy Accounting
4035         MATERIAL G&A/HANDLING - FOR PIPING WORK                       10.00%      **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material CLIN. All
             material handling charges are included in the Material
             G&A/Handling CLIN.
403501       As a matter of Navy Accounting
403502       As a matter of Navy Accounting
403503       As a matter of Navy Accounting
4036         GAS FREEING - INITIAL CLEANING AND CERTIFICATION (EACH           75       EA
             VOID OR SPACE)
403601       As a matter of Navy Accounting
403602       As a matter of Navy Accounting
403603       As a matter of Navy Accounting
4037         GAS FREEING MAINTENANCE THROUGHOUT AVAILABILITY                 150       EA
403701       As a matter of Navy Accounting
403702       As a matter of Navy Accounting
403703       As a matter of Navy Accounting
4038         RECERTIFICATIONS BY MARINE CHEMIST                               75       EA
403801       As a matter of Navy Accounting
403802       As a matter of Navy Accounting
403803       As a matter of Navy Accounting
4039         REMOVAL OF FLUIDS IN SUPPORT OF GAS FREEING                    1000       GL
403901       As a matter of Navy Accounting
403902       As a matter of Navy Accounting
403903       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-24

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                         FOURTH YEAR EFFORT (OPTION III)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
4040         TRAVEL/PER DIEM                                                         1 LOT
404001       As a matter of Navy Accounting
404002       As a matter of Navy Accounting
404003       As a matter of Navy Accounting
4041         TRAVEL G&A                                                     0.00%      **
             Actual travel will be reimbursed in accordance with SS
             H-2-0052
404101       As a matter of Navy Accounting
404102       As a matter of Navy Accounting
404103       As a matter of Navy Accounting
4042         UNDISCLOSED WORK - STRAIGHT TIME                                800       HR
404201       As a matter of Navy Accounting
404202       As a matter of Navy Accounting
404203       As a matter of Navy Accounting
4043         UNDISCLOSED WORK - OVERTIME                                     400       HR
404301       As a matter of Navy Accounting
404302       As a matter of Navy Accounting
404303       As a matter of Navy Accounting
4044         UNDISCLOSED WORK - MATERIAL                                             1 LOT
404401       As a matter of Navy Accounting
404402       As a matter of Navy Accounting
404403       As a matter of Navy Accounting
4045         UNDISCLOSED WORK - MATERIAL G & A/HANDLING                     10.00%     **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material CLIN. All
             material handling charges are included in the Material
             G&A/Handling CLIN.
404501       As a matter of Navy Accounting
404502       As a matter of Navy Accounting
404503       As a matter of Navy Accounting
4046         CONTRACT DATA REQUIREMENTS (DD FORM 1423)                       NSP

             TOTAL ESTIMATE FOR FOURTH YEAR (OPTION III)

             NOTE 1: Proposed prices for each line item are to be fully burdened, to include all direct and indirect costs;
             labor, material, services, overhead, profit and to include work and costs to implement NAVSEA Standard
             Items, General Work Item, Reoccurring Work Items and
             Standard Work Items.

             NOTE 2: Subcontract effort shall not be priced as material or considered as part of the material pool.

             NOTE 3: SUBCLINs added for purposes of Navy accounting are included to accommodate electronic contracting system. Contractors are to disregard for pricing purposes.

**           For Bidding Purposes Only

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-25

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                          FIFTH YEAR EFFORT (OPTION IV)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
5001         PREPARE AND INSTALL TEMPORARY WASTE WATER SYSTEM TO             100       EA
             CHT (COLLECTION, HOLDING, AND TRANSFER) CONNECTION ON
             THE PIER PER ZONE
500101       As a matter of Navy Accounting
500102       As a matter of Navy Accounting
500103       As a matter of Navy Accounting
5002         PREPARE AND INSTALL TEMPORARY FRESH WATER SYSTEM WITH           100       EA
             BACK FLOW PREVENTER TO CONNECTION ON THE PIER PER ZONE
500201       As a matter of Navy Accounting
500202       As a matter of Navy Accounting
500203       As a matter of Navy Accounting
5003         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             DD, DDG, WHEC
500301       As a matter of Navy Accounting
500302       As a matter of Navy Accounting
500303       As a matter of Navy Accounting
5004         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   12       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LSD, LPD, CG, LCC, AE
500401       As a matter of Navy Accounting
500402       As a matter of Navy Accounting
500403       As a matter of Navy Accounting
5005         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   18       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             ARS, MHC, CVN
500501       As a matter of Navy Accounting
500502       As a matter of Navy Accounting
500503       As a matter of Navy Accounting
5006         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LPH, AS
500601       As a matter of Navy Accounting
500602       As a matter of Navy Accounting
500603       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-26

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                          FIFTH YEAR EFFORT (OPTION IV)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
5007         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             PC, MCM, MSO, LHA, AND OTHER COMPATIBLE MILITARY
             VESSELS
500701       As a matter of Navy Accounting
500702       As a matter of Navy Accounting
500703       As a matter of Navy Accounting
5008         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             YTB AND MINOR AUXILIARY CRAFT
500801       As a matter of Navy Accounting
500802       As a matter of Navy Accounting
500803       As a matter of Navy Accounting
5009         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    4       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AO, CV INCLUDING USS ENTERPRISE
500901       As a matter of Navy Accounting
500902       As a matter of Navy Accounting
500903       As a matter of Navy Accounting
5010         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             SSN, SSBN, AFDM
501001       As a matter of Navy Accounting
501002       As a matter of Navy Accounting
501003       As a matter of Navy Accounting
5011         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    3       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONES I, II, AND III
501101       As a matter of Navy Accounting
501102       As a matter of Navy Accounting
501103       As a matter of Navy Accounting
5012         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                   10       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             FFG, WMEC AND OTHER COMPATIBLE MILITARY VESSELS
501201       As a matter of Navy Accounting
501202       As a matter of Navy Accounting
501203       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-27

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                          FIFTH YEAR EFFORT (OPTION IV)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
5013         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    2       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             LHD
501301       As a matter of Navy Accounting
501302       As a matter of Navy Accounting
501303       As a matter of Navy Accounting
5014         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SACRAMENTO CLASS) ZONE IV
501401       As a matter of Navy Accounting
501402       As a matter of Navy Accounting
501403       As a matter of Navy Accounting
5015         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE I
501501       As a matter of Navy Accounting
501502       As a matter of Navy Accounting
501503       As a matter of Navy Accounting
5016         SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH                    1       EA
             NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST,
             CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND
             RECONNECT PER ZONE FOR THE FOLLOWING CLASS VESSELS:
             AOE (SUPPLY CLASS) ZONE II
501601       As a matter of Navy Accounting
501602       As a matter of Navy Accounting
501603       As a matter of Navy Accounting
5017         PERFORM FIBEROPTIC BORESCOPE INSPECTION FOR ALL CLASS           200       EA
             SHIPS, BEFORE AND AFTER CHEMICAL CLEANING, PER ZONE
501701       As a matter of Navy Accounting
501702       As a matter of Navy Accounting
501703       As a matter of Navy Accounting
5018         PERFORM ULTRASONIC THICKNESS (UT) READINGS                      100       EA
501801       As a matter of Navy Accounting
501802       As a matter of Navy Accounting
501803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-28

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                          FIFTH YEAR EFFORT (OPTION IV)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
5019         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           800       EA
             NORMAL OPERATION: WATER CLOSET RUBBER BOOT AND
             CLAMPS
501901       As a matter of Navy Accounting
501902       As a matter of Navy Accounting
501903       As a matter of Navy Accounting
5020         REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO           400       EA
             NORMAL OPERATION: URINAL HOSES AND CLAMPS
502001       As a matter of Navy Accounting
502002       As a matter of Navy Accounting
502003       As a matter of Navy Accounting
5021         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK           10       DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: ARS & FFG - 4 TOILETS
502101       As a matter of Navy Accounting
502102       As a matter of Navy Accounting
502103       As a matter of Navy Accounting
5022         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            2       DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: AO & AOE - 8 TOILETS
502201       As a matter of Navy Accounting
502202       As a matter of Navy Accounting
502203       As a matter of Navy Accounting
5023         PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK            5       DAY
             ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR
             THE FOLLOWING CLASS SHIPS: MINOR/AUXILIARY SERVICE CRAFT
             - 2 TOILETS
502301       As a matter of Navy Accounting
502302       As a matter of Navy Accounting
502303       As a matter of Navy Accounting
5024         PIPEFITTER (ST) - FOR PIPING WORK                               500       HR
502401       As a matter of Navy Accounting
502402       As a matter of Navy Accounting
502403       As a matter of Navy Accounting
5025         PIPEFITTER (OT) - FOR PIPING WORK                               200       HR
502501       As a matter of Navy Accounting
502502       As a matter of Navy Accounting
502503       As a matter of Navy Accounting
5026         HELPER (ST) - FOR PIPING WORK                                   500       HR
502601       As a matter of Navy Accounting
502602       As a matter of Navy Accounting
502603       As a matter of Navy Accounting
5027         HELPER (OT) - FOR PIPING WORK                                   200       HR
502701       As a matter of Navy Accounting
502702       As a matter of Navy Accounting
502703       As a matter of Navy Accounting
5028         BRAZER/WELDER (ST) - FOR PIPING WORK                            500       HR
502801       As a matter of Navy Accounting
502802       As a matter of Navy Accounting
502803       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-29

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                          FIFTH YEAR EFFORT (OPTION IV)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
5029         BRAZER/WELDER (OT) - FOR PIPING WORK                            200       HR
502901       As a matter of Navy Accounting
502902       As a matter of Navy Accounting
502903       As a matter of Navy Accounting
5030         FIREWATCH (ST) - FOR PIPING WORK                                500       HR
503001       As a matter of Navy Accounting
503002       As a matter of Navy Accounting
503003       As a matter of Navy Accounting
5031         FIREWATCH (OT) - FOR PIPING WORK                                200       HR
503101       As a matter of Navy Accounting
503102       As a matter of Navy Accounting
503103       As a matter of Navy Accounting
5032         PAINTER (ST) - FOR PIPING WORK                                  100       HR
503201       As a matter of Navy Accounting
503202       As a matter of Navy Accounting
503203       As a matter of Navy Accounting
5033         PAINTER (OT) - FOR PIPING WORK                                   50       HR
503301       As a matter of Navy Accounting
503302       As a matter of Navy Accounting
503303       As a matter of Navy Accounting
5034         NEW PARTS/MATERIAL - FOR PIPING WORK                                    1 LOT
503401       As a matter of Navy Accounting
503402       As a matter of Navy Accounting
503403       As a matter of Navy Accounting
5035         MATERIAL G&A/HANDLING - FOR PIPING WORK                       10.00%      **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material CLIN. All
             material handling charges are included in the Material
             G&A/Handling CLIN.
503501       As a matter of Navy Accounting
503502       As a matter of Navy Accounting
503503       As a matter of Navy Accounting
5036         GAS FREEING - INITIAL CLEANING AND CERTIFICATION (EACH           75       EA
             VOID OR SPACE)
503601       As a matter of Navy Accounting
503602       As a matter of Navy Accounting
503603       As a matter of Navy Accounting
5037         GAS FREEING MAINTENANCE THROUGHOUT AVAILABILITY                 150       EA
503701       As a matter of Navy Accounting
503702       As a matter of Navy Accounting
503703       As a matter of Navy Accounting
5038         RECERTIFICATIONS BY MARINE CHEMIST                               75       EA
503801       As a matter of Navy Accounting
503802       As a matter of Navy Accounting
503803       As a matter of Navy Accounting
5039         REMOVAL OF FLUIDS IN SUPPORT OF GAS FREEING                    1000       GL
503901       As a matter of Navy Accounting
503902       As a matter of Navy Accounting
503903       As a matter of Navy Accounting

                   SOLICITATION N62678-02-R-0051 (AMEND 0006)
                                    PAGE B-30

                    SECTION B SUPPLIES OR SERVICES AND PRICES

                          FIFTH YEAR EFFORT (OPTION IV)

                                                                                             CONTRACTOR NAME
                                                                             ---------------------------------------------
                                                                             EST                  UNIT
ITEM         SUPPLIES/SERVICES                                               QTY      UNIT        PRICE          AMOUNT
----         -----------------                                               ---      ----     -----------   -------------
5040         TRAVEL/PER DIEM                                                         1 LOT
504001       As a matter of Navy Accounting
504002       As a matter of Navy Accounting
504003       As a matter of Navy Accounting
5041         TRAVEL G&A                                                     0.00%      **
             Actual travel will be reimbursed in accordance with SS
             H-2-0052
504101       As a matter of Navy Accounting
504102       As a matter of Navy Accounting
504103       As a matter of Navy Accounting
5042         UNDISCLOSED WORK - STRAIGHT TIME                                800       HR
504201       As a matter of Navy Accounting
504202       As a matter of Navy Accounting
504203       As a matter of Navy Accounting
5043         UNDISCLOSED WORK - OVERTIME                                     400       HR
504301       As a matter of Navy Accounting
504302       As a matter of Navy Accounting
504303       As a matter of Navy Accounting
5044         UNDISCLOSED WORK - MATERIAL                                             1 LOT
504401       As a matter of Navy Accounting
504402       As a matter of Navy Accounting
504403       As a matter of Navy Accounting
5045         UNDISCLOSED WORK - MATERIAL G & A/HANDLING                     10.00%     **
             In negotiating the fixed price for materials, the
             contractor shall submit quotes or invoices for the
             material required. The negotiated price for materials
             shall be the quote or invoice price submitted by the
             contractor for actual materials plus transportation
             charges, both subject to verification by the Government
             as to reasonableness. The Government will not pay any
             material handling charges under the material subline
             items. All material handling charges are included in the
             G&A/Handling subline item.
504501       As a matter of Navy Accounting
504502       As a matter of Navy Accounting
504503       As a matter of Navy Accounting
5046         CONTRACT DATA REQUIREMENTS (DD FORM 1423)                                 NSP

             TOTAL ESTIMATE FOR FIFTH YEAR (OPTION IV)

             TOTAL PRICE - ALL YEARS

             NOTE 1: Proposed prices for each line item are to be fully burdened, to include all direct and indirect costs;
             labor, material, services, overhead, profit and to include work and costs to implement NAVSEA Standard
             Items, General Work Item, Reoccurring Work Items and
             Standard Work Items.

             NOTE 2: Subcontract effort shall not be priced as material or considered as part of the material pool.

             NOTE 3: SUBCLINs added for purposes of Navy accounting are included to accommodate electronic contracting system. Contractors are to disregard for pricing purposes.

**           For Bidding Purposes Only

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-1

              SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1. SCOPE OF WORK

The contractor shall furnish the necessary management, material support services, labor, supplies, and equipment deemed necessary for accomplishing Chemical Cleaning of Sewage Piping. The work will be accomplished onboard U.S. Navy vessels and other military type vessels.

A task will consist of a single vessel. The resulting Task Order may require multiple line items within the contract. Due to U.S. Navy commitments and ships' schedules, a significant number of Task Orders may be issued as emergent requirements. The contractor may be required to respond to more than one requirement (simultaneous Task Orders for more than one vessel).

Required reports and documentation must be compatible with Windows NT Server 4.0 as the standard Network Operating System and MS Office 97 Professional as the standard Office Software. The use of an open Architecture Relational Database System (ARDBS) and Web Applications will also be required.

C.2. PERSONNEL

     C.2.1. The contractor shall be responsible for the employment of trained and technically qualified personnel to perform Task Orders. In addition, the contractor is responsible for employing and maintaining the personnel, organizational and administrative control necessary to ensure the performance meets or exceeds all contract specification requirements hereunder and as set forth in each individual Task Order.

C.3. ORGANIZATION

The contractor must have an organization with the experience and comprehensive understanding to apply management techniques, methods and procedures required to efficiently complete the requirements of this solicitation.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-2

C.4. REFERENCES

In performing the requirements of this contract, the contractor shall comply with all the following references and attachments (Section J) to this solicitation.

     a. The following NAVSEA STANDARD ITEMS (NSI) may be viewed on the internet at http://www.supship.navy.mil/ssrac4/standard.htm:

009-01    General Criteria; accomplish                                          30 Aug 2001
009-03    Toxic and Hazardous Substances; control                               30 Aug 2001
009-04    Quality System; provide                                               30 Aug 2001
009-06    Protection During Contamination-Producing Operations
          and Maintaining Cleanliness; accomplish                               30 Aug 2001
009-07    Confined Space Entry, Certification, Fire Prevention and              18 Oct 2001
          Housekeeping; accomplish
009-08    Fire Protection at Contractor's Facility; accomplish                  30 Aug 2001
009-09    Process Control Procedure (PCP); provide and accomplish               30 Aug 2001
009-10    Shipboard Asbestos-Containing Material (ACM); control                 30 Aug 2001
009-11    Insulation and Lagging Requirements; accomplish                       30 Aug 2001
009-12    Welding, Fabrication, and Inspection Requirements; accomplish         30 Aug 2001
009-23    Interferences; remove and install                                     23 Sep 1999
009-24    Isolation, Blanking, and Tagging Requirements; accomplish             30 Aug 2001
009-29    Asbestos-Free Pipe Hanger Liner Material; install                     13 Sep 1996
009-32    Cleaning and Painting Requirements; accomplish                        30 Aug 2001
009-40    Requirements for Contractor Cranes at Naval Facilities; accomplish    30 Aug 2001
009-61    Shipboard Use of Fluorocarbons; control                               30 Aug 2001
009-63    Lubricating Oils and Hydraulic Fluids; analyze                        30 Aug 2001
009-64    Synthetic Fire Resistant Hydraulic Fluid; control                     13 Sep 1996
009-65    Polychlorinated Biphenyls (PCB's); control                            30 Aug 2001
009-70    Confined Space Entry, Certification, Fire Prevention and              18 Oct 2001
          Housekeeping for Unmanned Craft; accomplish
009-71    Testing Requirements for Piping Systems; accomplish                   30 Aug 2001
009-74    Man-Made Mineral Fiber Thermal Insulating Material; control           14 Sep 2000
009-88    Collection, Holding, and Transfer (CHT) and Mogas Tanks, Spaces,      18 Oct 2001
          and Piping; certify
009-93    Emergency Planning and Community Right-to-Know Act (EPCRA)
          and Pollution Prevention Act (PPA) Information; provide               30 Aug 2001
009-94    General Environmental Requirements for Work at Contractor's
          Facility; accomplish                                                  30 Aug 2001
009-95    Mechanically Attached Fittings (MAF's) for Piping Systems; install    14 Sep 2000
009-97    Ship Building and Ship Repair Operations National Emission            30 Aug 2001
          Standard for Hazardous Air Pollutants (NESHAPS) for Surface
          Coatings Information; provide

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-3

     b. The following GENERAL WORK ITEMS (GWI) will be provided on the internet as attachments:

042-01    Work Authorization From (WAF) Requirements, accomplish                11 Apr 2001
          (Attachment J2)

042-02    Norfolk Naval Shipyard (NNSY) Work Authorization Form (WAF)
          Requirements; accomplish (Attachment J3)                              13 Feb 2002

042-05    General Requirements for Work on Submarines; accomplish               02 Dec 1999
          (Attachment J4)

042-06    General Requirements for Work on Aircraft Carriers (Attachment J5)    31 Jan 2000

042-07    Nuclear Powered Ships/Nuclear Support Ships; special requirements     14 Apr 1999
          (Attachment J6)

042-08    General Requirements for Work Within Norfolk Naval Shipyard           15 Jun 2001
          (for Ship's Utilizing Convenience Berthing); accomplish (PCP)
          (Attachment J7)

042-11    General Requirements for Work Within Norfolk Naval Shipyard;
          accomplish (Attachment J8)                                            13 Feb 2002

042-26    Security Requirements for Work Within Norfolk Naval
          Shipyard; accomplish (Attachment J9)                                  07 Feb 2000

042-37    General Requirements for Work Within Naval Station Norfolk and
          Naval Amphibious Base (NAB) Little Creek; accomplish (Attachment
          J10)                                                                  05 Apr 2002

     c. The following STANDARD WORK ITEMS (SWI) will be provided on the internet as attachments or may be viewed on the internet at http://www.supship.navy.mil/ssrac4/standard.htm:

077-01    Hazardous Waste Produced on Naval Vessels; control (Attachment J11)   30 Aug 2001
992-31    Cleaning and Pumping; accomplish (view at above internet site)        23 Mar 2002

     d. Military Specification MIL-T-16420K (SH), Amendment 1, 16 September 1988, Tube, Copper-Nickel Alloy, Seamless and Welded (Copper Alloy Numbers 715 and 706)

     e. S9074-AR-GIB-010/278, Requirements for Fabrication, Welding and Inspection and Coating Inspection and Repair for Machinery, Piping, and Pressure Vessels

     f. American Society for Testing and Materials (ASTM) B 61-93, Standard Specification for Steam or Valve Bronze Castings

     g. S9086-T8-STM-010/CH-593, Pollution Control

     h. S9086-CH-STM-030/CH-074 Vol 3, Gas Free Engineering

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-4

     i. S9086-RK-STM-010/CH-505, Piping Systems

     j. Applicable Ship Class Sanitary Waste System Drawings (will be provided with task orders)

     k. MIL-STD-777, Schedule of Piping, Valves, Fittings, and Associated Piping Components For Naval Surface Ships

     l. 802-5959353, MIL-STD-777 Modified for DDG-51 Class, Schedule of Piping, Valves, Fittings, and Associated Piping Components

     m. 810-4714432, Pipe Hangers Fabrication Dets and Instl Instr (Non-Nuc Constr)

     n. S9086-CM-STM-000/CH-078, Gaskets, Packing and Seals

     o. American Society of Testing and Materials (ASTM) Method D 2688, Standard Test Methods for Corrosivity of Water in the Absence of Heat Transfer (Weight Loss Methods) (C) (DELETE)

     NOTE: THE CONTRACTOR SHALL COMPLY WITH THE LATEST REVISION OF THESE DOCUMENTS IN EFFECT WHEN ANY OPTION YEAR IS INVOKED.

C.5. POST-AWARD SUBMISSION

After receipt of a Task Order Award and prior to starting work aboard the vessel, the contractor must submit a list of employees who will work aboard ship to the Commanding Officer of the ship via the Contracting Officers Representative (COR). The list should be on company letterhead, include each employee's name, social security number, and security clearance when required, and bear the signature of a company official.

C.6. GENERAL REQUIREMENTS:

     The following are applicable to the extent they apply to all repairs, modifications, testing and adjustments. Any cost to comply with these requirements shall be included in the price of the CLINs listed in Section B.

     C.6.1. THE CONTRACTOR SHALL:

     a. Exercise own judgment and expertise to assure the successful completion of all tasks placed hereunder.

     b. Designate those persons authorized to accept/reject verbal orders.

     c. Coordinate schedules in the work affected areas with the Ship's Commanding Officer (CO) or the Ship's Authorized Representative (SAR) and the Contracting Officer's Representative (COR) during the performance period of the task order. Obtain a copy of the ship's operation drills, etc. (prior to start of work) from the SAR, thus avoiding unnecessary delays. The work effort on task orders shall be coordinated on a daily basis with the SAR to allow for changing situations aboard ships to minimize delays and disruptions.

     d. Forward all requests for changes in delivery schedules, funding requirements and scope in writing. These requests shall include specific details as to what changes are required and circumstances requiring such and shall be submitted to the Ordering Officer prior to 85% of delivery availability being exceeded.

     e. Not respond to new performance requirements until a Task Order or a modification has been signed or verbal authorization has been given by the Ordering Officer.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-5

     f. Not respond to any requests requiring deviations in technical performance as specified in the task order without obtaining prior approval of the Ordering Officer.

     g. Be responsible for inspection of workspaces prior to manning to ensure spaces are available for work to avoid unnecessary delays in day to day work schedule.

     h. Comply with NAVSEA SI 009-24 in regards to isolation, blanking and tagging equipment, systems, circuits, components, piping and valves. Also comply with General Work Item 042-02 if the work is being performed in Norfolk Naval Shipyard. Work Authorization Form (WAF) will be utilized and invoked in conjunction with 009-24 when work is being accomplished in Norfolk Naval Shipyard. The web site for the WAF is: http://www.submepp.navy.mil/Jfmm/HTML/vol5/V-I-2.html.

     i. When working at Naval Station Norfolk and/or Naval Amphibious Base Little Creek GWI 042-37 is invoked.

     j. When working at Norfolk Naval Shipyard GWIs 042-01, 042-02, 042-08, 042-11 and 042-26 are invoked.

     k. When working aboard Submarines GWI 042-05 is invoked.

     l. When working aboard Aircraft Carriers GWI 042-06 is invoked.

     m. Remove and dispose of fluids, to accomplish the requirements of the task order, in accordance with federal, state, and local laws, codes, ordinances, and regulations. Accomplish continuous clean up of all debris and fluids incidental to removal or installation of piping components during performance of work on individual task orders. Refer to applicable general work item for facility specific management and reporting requirements. Submit a report to include description/volume of fluids, name/address of transporter, name/address of disposal facility. Submit the report to SUPERVISOR when working within a federal facility. Submit the report to private shipyards' OSHE point of contact when working within their facility. Data is required for federal/state (National Pollutant Discharge and Elimination System) NPDES reporting.

     n. Provide protection during contamination-producing operations and maintain cleanliness in accordance with NSI 009-06. Remove and properly dispose of all debris or trash resulting from cleaning, removal, installation or any other aspect of task performance. This will be required of all tasks performed on this contract whether at a Government facility or at a privately owned facility.

     o. Accomplish confined space entry, certification, fire prevention and housekeeping requirements of NSI 009-07. Maintain area cleanliness and ensure all residues and refuse is removed daily and ensure that general housekeeping is maintained for the duration of the task in the work areas specified on each task order.

     p. Take a core sample and perform or have performed a laboratory analysis of any insulation, lagging, and gaskets to determine if it contains asbestos. Until it has been determined that it is not asbestos containing material (ACM), it is to be considered that the material is ACM including the reusable covers. A copy of all analysis reports shall be submitted to the COR by the contractor. If authorized by the COR, any ACM found requiring removal will be covered by CLINs titled Undisclosed Work. Removal, disturbance, or disposal of ACM shall be accomplished IAW the requirements of NSI 009-10.

     q. Determine immediately if Hazardous Waste (HW) or Hazardous Material (HM) is present. Any tests necessary to make such determinations shall be the sole responsibility of the contractor. Comply with all applicable NAVSEA, Standard/General Work Items regarding handling and disposal of hazardous waste.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-6

     Ensure that the proper Environmental Protection Agency (EPA) waste code(s) and Department of Transportation (DOT) proper shipping name is determined and is identified on appropriate labels on the container(s) in accordance with the applicable Code of Federal Regulations (CFR).

     All Hazardous Waste shall be disposed of in accordance with cognizant general work item except when generated at a "third party facility." When generated at a "third party facility," hazardous waste will be turned over to the ship/vessel for final disposal. HW shall not be stored on piers, in work stations, in conex boxes (portable storage container), in contractor vehicles located on piers or on another contractor's property, nor in the ship's barges, tanks or voids.

     Set up an area aboard ship for the segregated accumulation of HW generated under this contract. The accumulation areas must be acceptable by the ship's HW Coordinator.

     r. Comply with the following when confined space entry, safe for workers and/or safe for hot work is part of any work process associated with required job performance:

          NSIs 009-07, 009-12, 009-70 and 009-88 SWI 992-31
          29 CFR Part 1915, Part 1910.134 OSHA and NFPA Standards 306 and 312 and 51B Ensure that harmful vapors, fumes, or mists are ventilated to the exterior of the vessel. Install/remove expandable plugs or blanks as required.
          Maintain spaces free of trash, debris, grease, oily liquids, and other liquid contaminants. 009-70 will apply when working on board an unmanned vessel/craft.

     s. A Threat Condition has been set for this area. When pricing this solicitation consider that delays will be normal for gaining access onto the installation and/or facility where the ships may be located. The parking of vehicles will be away from the immediate vicinity of the ship. Accordingly, when pricing this contract, allow for delays in gaining access onto the installation where the ships may be located, as well as remote parking considerations.

     t. Request assistance from ship's personnel for removal/installation of interferences, as required. This request shall be made in time to prevent interfering with the ship's personnel duties and operation. NSI 009-23 shall apply. u. Accomplish the requirements of NSI 009-95 when using any mechanically attached fittings. v. Include within the price for applicable CLINs the cost of any required lifting, handling, on-loading/offloading, and transporting, whether on board or going from or to the ship. If crane services are to be provided, they will be contractor provided and priced in the individual CLIN. Comply with the requirements of NSI 009-40 when working at Commander Naval Base Norfolk and Naval Amphibious Base Little Creek. Additionally, for authorized work at Norfolk Naval Shipyard, comply with the additional crane requirements of GWIs 042-08 and 042-11.

     w. New Parts/Material CLIN 1034 will only apply as stated in C.9.6 and C.9.8.

     x. Accomplish the requirements of NSI 009-29 where hangers and pipe are removed, disturbed, or new hangers are being installed.

     y. Clean, inspect and repair piping flanges exposed by removals. Repair by removing high spots, burrs, abrasions, and foreign matter, where removal can be accomplished by hand tools. Take precautions to maintain phonographic finish on flanges that have it.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-7

     z. Ensure personnel are familiar with the requirements of NSIs 009-08 and 009-94 when working within a privately owned ship repair facility.

     aa. Accomplish preservation of the new and disturbed normally painted surfaces in accordance with NSI 009-32, "Cleaning and Painting Requirements; accomplish."

     ab. As required by 40 Code of Federal Regulations Part 63, painting operations shall be reported in accordance with NSI 009-07 and GWIs 042-11 and 042-37. The contractor, when awarded work within another contractor's facility, is required to contact the facility owner's environmental staff to determine requirements and report accordingly using federal requirements as standard.

     ac. Accomplish the requirements of NSI 009-12 when any welding and brazing services are required.

     ad. Submit a written daily report detailing the daily events and the progress made during the course of each day to the COR and ship's authorized representative (SAR). Time and location for submission of the daily report shall be agreed upon at the beginning of each task order and prior to the start of the chemical cleaning.

     ae. Perform no chemical cleaning while the ship is in the transit zone or restricted waters. Chemical cleaning is only to be accomplished pierside or at sea.

     af. Not deviate from requirements herein, whether based on extenuating circumstances or good engineering judgement, unless request to deviate is submitted to the SUPERVISOR for approval prior to the start or continuation, if already started, of the chemical cleaning.

     ag. Accomplish cold chemical cleaning with ship's force personnel living on board. Collection, holding, and Transfer (CHT) systems are to be cleaned in zones, and can be accomplished concurrently, if adequate toilet facilities are available.

C.7. SAFETY AND HEALTH PRECAUTIONS (AS A MINIMUM, THE FOLLOWING SHALL BE OBSERVED AND/OR ACCOMPLISHED):

     a. Accomplish sanitary and hygienic procedures of C.4.h, as required.

     b. Personnel involved in chemical cleaning procedures shall wear long sleeve coveralls, chemical resistant safety goggles, gloves and boots, as required. Safety shoes shall always be worn. Disposable rubber boots shall be worn if the person must step on spilled cleaning chemical or neutralizing compound when handling a spill. When handling a spill (i.e., overhead leak), personnel shall wear a face mask and a rain suit, if necessary.

     c. Personnel shall not eat, drink, or smoke during the chemical cleaning.

     d. Personnel shall wash hands, exposed parts of arms, and face thoroughly with soap and water or full strength surgical detergent after finishing chemical cleaning operations and always before eating, drinking, or smoking.

     e. Any personnel experiencing skin contact with cleaning chemical or neutralizing compound shall flush effected areas with plenty of freshwater. In the event of eye contact, flush with water for at least 15 minutes and seek immediate medical attention. Any other indications in the Emergency and First Aid Procedures section of the chemical MSDS shall also be observed.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-8

     f. Neutralizing compound shall be kept in all effected sanitary spaces, nearby the chemical pump that returns the cleaning chemical to the chemical reservoir, if applicable, and by the chemical reservoir in case of cleaning chemical spills. g. If cleaning chemical and/or neutralizing compound are spilled, they shall be neutralized, swept up, washed with water, and swept again as appropriate. The neutralized leakage shall be stored in a covered or sealed container for later disposal.

     h. Ensure that the cleaning work is coordinated through the SAR and the safety superintendent at the naval/industrial activity to provide adequate protection from chemical hazards.

     i. Warning signs stating "NO WELDING", "NO EATING, DRINKING, OR SMOKING", "SECURED FOR CHEMICAL CLEANING" and "NO BURNING" shall be posted at the chemical reservoir and any compartment where the cleaning chemical or the neutralizing compound are being used. These signs shall remain posted throughout the chemical cleaning evolution and until all traces of the cleaning chemical and neutralizing compound have been removed by neutralization and flushing with fresh water.

     j. There shall be no welding or grounding of electric welding equipment on the effected sanitary waste system piping during the chemical cleaning.

     k. Non-sparking tools and safety spark-proof lights shall be used if it becomes necessary to work on the piping system before the cleaning chemical is neutralized. All cleaning chemical shall be drained from the piping before any work is done.

     l. Hoses used in the chemical cleaning shall be inspected for damage and hydrostatically tested at their design pressure before use. A sticker shall be affixed to each hose stipulating the test date and results. All hoses used in the cleaning shall be acid resistant.

     m. If chemicals are being openly handled inside the ship, negative ventilation of at least 0.25 inches water gauge, either via the ships ventilation system or temporary ventilation/exhaust ducts discharging to the weather, shall be maintained in the space where the chemicals are being handled.

     n. If part of the sanitary waste system needs to be opened or removed, and there is the possibility of sewage spilling on the deck, a container to collect the sewage shall be used. The collected sewage shall be stored in a closed container for later transfer to the chemical cleaning waste collection tank(s).

     o. Comply with all other applicable safety and health precautions recommended by the manufacturer of the chemicals used in the cleaning, and those specified in the chemicals' MSDS(s).

     p. Avoid the spillage of sewage or debris from piping or equipment being inspected or cleaned. However, if sewage or debris does spill, the effected area shall be immediately cleaned and disinfected.

     q. Use C.4.h. and C.4.i. for gas freeing of sanitary waste system tanks or piping. Permission to open any sanitary waste system tank or piping shall be obtained from the SAR IAW immediately dangerous to life or health (IDLH) requirements shall apply.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-9

     r. Respiratory protective equipment, such as self-contained breathing apparatus or hose mask with blower, shall be worn until sanitary waste tanks or piping located below the highest point of the sanitary waste tank overflow piping have been certified gas free and a gas free certificate issued.

     s. Utilize applicable ship drawings (C.4.j) to perform any work; drawings will be provided in the task order.

C.8. THE SHIP'S FORCE WILL:

     a. Comply with Ship's Force requirements as set forth in NSI 009-24 (and the WAF when applicable).

     b. Provide a Ship's Force Coordinator who shall act as the Ship's Quality Assurance Representative to aid the contractor in access to spaces and monitor job progress.

     c. Remove and stow ship's equipment and materials.

     d. Operate shipboard equipment, if required.

     e. Be responsible for interference removal/installation.

C.9. DETAILED REQUIREMENTS

     C.9.1. CLINS 1001, 2001, 3001, 4001, 5001 - PREPARE AND INSTALL TEMPORARY WASTE WATER SYSTEM TO CHT (COLLECTION, HOLDING, AND TRANSFER) CONNECTION ON THE PIER PER ZONE

     Conduct a preliminary ship survey to obtain information necessary for the planning of the sewage pipe cleaning task. Prior to the start of the chemical cleaning, brief the ship on the cleaning procedure, advise at least one day in advance and in writing what spaces and equipment or system will need to be accessed, secured, or tagged out, and for how long. Arrange for cooperation of ships force where required to secure valves, spaces, or electrical controls. Provide the ship with applicable MSDS(s) for the chemicals that will be used in the chemical cleaning.

     Inspect the piping to be cleaned to determine its condition. Document the condition of the lines and scale accumulation prior to starting the cleaning. Note any obvious areas of piping deterioration requiring repair. Submit a proposal containing a ripout plan, major interferences, affected areas/systems, and tests for reinstallation. The proposal shall also contain sketches for repairs/modifications listing type, size and design of components involved when no other plans are available. The report shall detail all the points inspected, their location, and conditions found during the inspection. The proposal shall be submitted prior to start of work for each individual task order and shall contain all work specified in the contract.

     Accomplish installation and connection of temporary waste water system to CHT (Collection, Holding, and Transfer) connection on the pier prior to commencing chemical cleaning. Make necessary connections at the holding tank to allow the isolation and drainage of cleaning solution and test water. Install air pump for emergency evacuation of system in the event system failure occurs. Insure evacuation pump is connected to tanker.

     C.9.2. CLINS 1002, 2002, 3002, 4002, 5002 - PREPARE AND INSTALL TEMPORARY FRESH WATER SYSTEM WITH BACK FLOW PREVENTER TO CONNECTION ON THE PIER PER ZONE

     Accomplish inspections to include inspection of all urinal piping from urinal to first cleanout, all header piping from toilets to first cleanout, and 10 percent of remainder of all cleaned piping, including elbows. The 10 percent inspected shall be identified by the COR.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-10

     Provide and install a double backflow preventer with a valve and sample line between them on all pierside or ship's potable water supplies prior to using any government furnished potable water.

     Ensure that no section of piping will be left connected into the system which cannot be completely neutralized and flushed with clean water after exposure to the cleaning chemical.

     C.9.3. CLIN 1003, 2003, 3003, 4003, 5003 - 1016, 2016, 3016, 4016, 5016 -
            SET UP EQUIPMENT, ISOLATE SYSTEM, CONNECT WITH NECESSARY TEMPORARY FITTINGS, PERFORM LEAK TEST, CHEMICALLY CLEAN, FRESH WATER FLUSH, NEUTRALIZE AND RECONNECT PER ZONE FOR VARIOUS VESSELS

     Perform water test of the piping by filling the piping system from a pierside pumping station using clean fresh water or strained sea water. Induce water at the highest point of the system and down the sewage drains until the entire system is full, venting the system as necessary to allow complete filling. With the entire system full, allow water to stand while monitoring for leaks. It is also permissible to do a dynamic (operational) flow test of the piping using the contractor's pumping equipment and checking for system leaks after circulating water (strained salt) for a minimum of 30 minutes. Submit a report of all leaks to the COR and SAR. At least 30 minutes shall elapse between filling of the system and inspection of the first joint. Upon determination that the system is free of leaks, drain the system. Accomplish set up of equipment, isolate system, connect with necessary Temporary Fittings, Perform Leak Test, and Chemically Clean. Install fittings in the appropriate locations to prevent sections of clean urinal piping from coming into contact with cleaning chemical for more than 12 hours. Fittings shall be installed in different areas as needed and the piping blanked off immediately downstream of the fitting. Coordinate securing of ship's water closets and urinals with the ship's Commanding Officer or the SAR to Minimize disruption to the crew. Temporarily patch leaks in shipboard piping to facilitate the cleaning of the system (use C.4.j for guidance). Submit a report of any leaks found including location in shipboard piping to the SAR and COR. Any spilled liquid shall be stored in a covered or sealed container for later disposal. A tag warning personnel of the contents of the container shall be placed on the container.

     No individual section of sewage piping shall be exposed to cleaning chemical for a period longer than 12 hours.

     All piping shall be flushed for at least 10 minutes prior to gas freeing or chemical cleaning, as applicable. Saltwater or freshwater can be used for the flushing and the effluent can be discharged to the pier sewage connection by means of the sewage discharge pump(s). The pump(s) shall be set to AUTO. NOTE: If government furnished freshwater is used for flushing at any time during chemical cleaning evolutions, a backflow preventer with a cutout valve shall be installed to protect the freshwater supply.

     Gas free the sewage piping at the point that will be used to return the cleaning chemical to the chemical reservoir, if applicable.

     The chemical cleaning solution proposed for use in CHT systems must, in a timely manner, dissolve calcium carbonate, cupreous oxide and ferric oxide. The solution must neither be non-corrosive nor will it cause damage to the system and its components. The solution must be employed at ambient temperature and at a pressure not to exceed the systems' operating parameters. The process and chemical utilized must provide for the habitability, health, safety and welfare of the crew, permitting them to remain on board during the process. The chemical solution shall be disposable and considered non-hazardous, after treatment, meeting all Federal, state and local regulations. A statement of wastewater disposal shall be provided to the SUPERVISOR, describing the collection, neutralization, transport, and disposal of wastewater generated during the chemical cleaning. If a hazardous waste transporter or disposer was used, provide the name, address, phone number and EPA permit number(s) of the transporter as well as copy of all legal manifests.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-11

     The contractor shall provide corrosion data on the cleaning solution that will be used for the chemical cleaning. Permissible limits on corrosion rates of the chemical cleaning solution shall be within the following limits:

                   90-10             Welded           70-30
                    CuNi           90-10 CuNi          CuNi      Bronze
                    ----           ----------          ----      ------
     Mils/yr        3.8                3.8             7.0        3.5
     In/yr        0.0038             0.0038           0.007      0.0035

     Corrosion rates reported by the contractor shall be within these limits. Cleaning chemicals within these limits can be expected to be safe for use in cleaning sanitary waste system components within the guidelines set forth in these requirements. The corrosion rate requirements presented above were developed based on corrosion experiments conducted by NSWCCD-SSES Code 631, Philadelphia, PA. NSWCCD-SSES Code 631 will inform all concerned if additional corrosion experiments or future sanitary waste system data or information obtained by NSWCCD-SSES Code 631 warrants a revision to the permissible corrosion rates indicated above.

     Flush the system with a neutralizing solution to achieve a ph level between
     5.5 and 8.5. Monitor the pH of the cleaning solution at the chemical cleaning tank and record the solution pH on an hourly basis.

     Inspections shall be accomplished prior to charging system with chemical(s), periodically after 2 hour flush interval to determine effectiveness of cleaning, and before restoring system to operation.

     Keep a copy of the Material Safety Data Sheets (MSDS) for all chemicals that will be used in the chemical cleaning at the chemical pumping stations.

     Secure the effected sanitary space(s) to be cleaned and tag "SECURED FOR CHEMICAL CLEANING."

     A minimum of 4 people shall be required to perform chemical cleaning evolutions. This is to ensure the safety of the personnel performing the cleaning and that of the ship's crew, visitors, shipyard workers, etc. The following minimum personnel stationing shall be: at least one person monitoring the effected sanitary space(s); at least one person monitoring the cleaning chemical reservoir; and, at least two persons (roving watch) monitoring the sewage piping being cleaned and the space where the chemical pump returns the chemical cleaning agent to the chemical reservoir, as applicable.

     All personnel involved in the chemical cleaning shall be equipped with multiplex communication equipment independent from the shipboard communication system. Establish communication between the effected sanitary space(s), the cleaning chemical reservoir, the location where the chemical pump returns the chemical cleaning agent to the chemical reservoir, and any other location effected by the chemical cleaning.

     Components and areas of the sanitary waste system piping to be cleaned will include all urinal and water closet sanitary waste collection piping, all urinal and water closet headers, all urinal traps and tailpieces (replacement of the traps and tailpieces is also acceptable).

     Install temporary jumpers, spool pieces, valves, hoses and ducts to maintain ship habitable.

     Clean and disinfect CHT piping and components IAW C.4.g.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-12

     Connection hoses between system and pumping station shall be 150 pound petroleum transfer hose, or equal wire reinforced with stainless steel fittings and adequate size to accomplish cold chemical cleaning in a timely manner. Hoses, valves, filters, etc. shall be neatly routed out of walkways and pose no trip hazards to ship's force. Furnish hose trees to ensure equipment is out of the way, and line and plastic wrap joints to prevent leaks at hose connections.

     Maintain all contractor furnished equipment properly calibrated, tested and in a state of repair, ready for use, to the extent necessary to avoid impacting the performance requirements of this contract.

     Provide air boundaries/barriers on all external ship accesses when hoses passing through accesses prevent closing of all existing doors, hatches or scuttles. These boundaries are to be installed especially during cold or wet weather.

     Although most of the material found in the piping should be hard inorganic scale, the contractor shall be prepared to also clean foreign objects, grease, etc. if they appear in the piping or any other component of the sanitary waste system affected by the chemical cleaning. The chemicals used in the cleaning shall not cause any significant detrimental effects to the sanitary waste system piping or any other sanitary waste system components when used within the constraints established and shall comply with the stated corrosion requirements.

     C.9.4. CLIN 1017, 2017, 3017, 4017, 5017 - PERFORM FIBEROPTIC BORESCOPE INSPECTION FOR ALL CLASS SHIPS, BEFORE AND AFTER CHEMICAL CLEANING, PER ZONE

     Accomplish inspection of sewage piping using fiber optic borescope inspection equipment capable of videotape (VHS format) recording, and capable of inspecting at least 10 feet beyond the borescope entry point, before and after cleaning to prove cleanliness. Sanitary waste system main lines that will be contacted by the cleaning chemical shall be borescoped every 4 hours to determine if the piping is being corroded. If the line still has scale build up after 12 hours of chemical exposure and it is necessary to continue cleaning, borescope the line a minimum of every 2 hours after the first 12 hours of exposure to the cleaning chemical to determine if continuous cleaning is necessary. If the piping is being corroded, the piping will appear shiny at the areas where corrosion is occuring (typically the bottom of the piping). If the piping appears shiny, stop cleaning through that line, and contact the SUPERVISOR for authorization to continue the chemical cleaning through the effected line or find an alternate route for completing the chemical cleaning. Videotaped inspections shall be delivered to the SUPERVISOR no later than five (5) calendar days after work order is completed. An acceptable cleanliness standard is when calcium carbonate, rust, or any other foreign matter is not present during inspection by fiber optic equipment. These are minimum inspections that shall be recorded. Time duration of video shall be no less than 10 minutes. Each inspection point videotaped shall be one minute in length at a minimum. An itemized list of inspection points (date, time and inspection point) shall be included with each cassette indicating location on the video tape of each inspection point.

     (V)(G) "INSPECTION OF CLEANED SANITARY WASTE SYSTEM PIPING AND COMPONENTS"

     The final post-chemical cleaning inspections shall be accomplished in the presence of the SUPERVISOR and/or the SAR. It is recommended that the inspection be accomplished immediately after the flushing so the system does not have to be reopened. Sanitary waste system piping and components shall be considered clean when all foreign objects have been removed from the system and when there are only sporadic scale strips about 1/16 inch thick or less throughout the system.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-13

     Borescope inspection points, when authorized by the COR, should include, in addition to any other specified by the SUPERVISOR or SAR, one clean out where installed in each urinal drain line, water closet clean outs where installed downstream of the header in each applicable sanitary space, one clean out where installed downstream of the intersection of the water closet and urinal drains, all urinal headers and tailpieces, sewage pump suction line and discharge lines to overboard and to the deck connections if applicable, and one cleanout in each sewage main line. Provide a copy of all inspection points to the COR and SAR. The report shall detail all the points inspected, their locations, and conditions found during the inspection.

     C.9.5. CLIN 1018, 2018, 3018, 4018, 5018 - PERFORM ULTRASONIC THICKNESS
            (UT) READINGS

     Accomplish UT readings at various points on the top and bottom of the sanitary waste system main lines prior to cleaning, mid-way through the chemical cleaning, and at the end of the chemical cleaning. UT readings shall be taken on the sanitary waste system main lines within 6 inches of welds, when possible, or approximately every 30 feet. The before and after UT readings should be compared to cleaning chemical contact time to determine if any correlation exists. The number of UT readings required will be specified by the SUPERVISOR and the locations will be agreed to by the SAR.

     C.9.6. CLIN 1019, 2019, 3019, 4019, 5019 - 1020, 2020, 3020, 4020, 5020 -
            REPLACE THE FOLLOWING MATERIALS AND RESTORE SYSTEM TO NORMAL
            OPERATION: WATER CLOSET RUBBER BOOTS AND CLAMPS AND URINAL HOSES AND CLAMPS

     Inspections shall only be accomplished via each water closet previously installed clean-out connections. Empty, clean, contain, and dispose of soil matter in existing soil piping in way of accomplished work required by the task order. Remove residuals resulting from chemical cleaning operations. Inspections shall only be accomplished via each water closet rubber boot connection points, urinal hose connection points, and previously installed clean-out connections.

     Upon completion of cleaning, modification and repair, immediately restore systems to operational status. All removed water closets, valves, etc. shall be reinstalled. Remove any temporary jumpers, spool pieces, valves, hoses and ducts installed to maintain ship habitable. Install new rubber boots, fasteners and clamps as directed by the Ordering Officer. Required new parts and materials will be covered by CLIN titled New Parts/Material.

     (V)(G) "OPERATIONAL TEST"

     Operationally test all disturbed/cleaned fixtures (urinals, water closets, etc.); there shall be zero leakage and unrestricted flow. Demonstrate the proper operation of the sanitary waste system, or operation similar to the system original condition, to the SAR; obtain sign off of SAR on system operational check, and submit a copy of test results to the SUPERVISOR and the SAR.

     Submit a report documenting post-chemical cleaning operational status of all sanitary waste system components to the COR and SAR.

     C.9.7. CLIN 1021, 2021, 3021, 4021, 5021 - 1023, 2023, 3023, 4023, 5023 -
            PROVIDE PORTABLE CHEMICAL TOILETS FOR DURATION OF TASK ORDER INCLUDING SERVICING UP TO (2) TIMES PER WEEK FOR ARS AND FFG, AO AND AOE AND MINOR/AUXILIARY SERVICE CRAFT

     Contractor will provide portable chemical toilets for the Duration of Task Order including Servicing up to (2) times per week for the following Class Ships. Portable chemical toilets will be provided for ships whose entire CHT system is down including male and female designation and servicing.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-14

     C.9.8. CLIN 1024, 2024, 3024, 4024, 5024 - 1033, 2033, 3033, 4033, 5033 -
            LABOR CATEGORIES - FOR PIPING WORK

     Contractor will repair and/or replace CHT system piping, to include layout, fabrication, installation, and testing. Use 2.j and 009-71 for guidance; hydrostatic testing is preferred unless directed differently by COR. Brazing and welding procedures and requirements are to be in accordance with the requirements of NAVSEA Standard Item 009-12. The contractor shall provide a process control procedure using NAVSEA Standard Item 009-09 for guidance. Required new parts and materials will be covered by CLIN titled New Parts/Material.

     C.9.9. CLIN 1036, 2036, 3036, 4036, 5036 - 1039, 2039, 3039, 4039, 5039 -
            GAS FREEING

     Accomplish the requirements of NAVSEA Standard Item 009-88. Open, ventilate, empty, clean, and maintain "Safe for Workers" and/or "Safe for Hot Work", IAW 29 CFR 1915 OSHA and NFPA Standards 306 and 312, any space including adjacent spaces or piping systems where the scope of repairs will result in a need for certification. Ensure that harmful vapors, fumes, or mists are ventilated to the exterior of the vessel. Install/remove expandable plugs or blanks as required. Clean each bilge of spaces free of trash, debris, grease, oily liquids, and other liquid contaminants prior to initial certification, then maintain. Pricing for "space" shall include consideration for gas freeing of necessary piping.

C.10. NAVSEA (HQ) AND SUPSHIP CLAUSES

The following clauses are incorporated into this contract and are provided in full text below:

HQ C-2-0005. ACCESS TO VESSELS BY NON-U.S. CITIZENS (NAVSEA) (MODIFIED) (JUN
             1999)

     a. No person not known to be a U.S. citizen shall be eligible for access to naval vessels, work sites and adjacent areas when said vessels are under construction, conversion, overhaul, or repair, except upon a finding by COMNAVSEA or his designated representative that such access should be permitted in the best interest of the United States. The Contractor shall establish procedures to comply with this requirement and NAVSEAINST 5500.3 (series) in effect on the date of this contract or agreement.

     b. If the Contractor desires to employ non-U.S. citizens in the performance of work under this contract or agreement that requires access as specified in paragraph (a) of this requirement, approval must be obtained prior to access for each contract or agreement where such access is required. To request such approval for non-U.S. citizens of friendly countries, the Contractor shall submit to the cognizant Contract Administration Office (CAO) (Code 185), an Access Control Plan (ACP) which shall contain as a minimum, the following information:

          (1) Badge or Pass oriented identification, access, and movement control system for non-U.S. citizen employees with the badge or pass to be worn or displayed on outer garments at all times while on the Contractor's facilities and when performing work aboard ship.

               (a) Badges must be of such design and appearance that permits easy recognition to facilitate quick and positive identification.

               (b) Access authorization and limitations for the bearer must be clearly established and in accordance with applicable security regulations and instructions.
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                                N62678-02-R-0051                      AMEND 0007
                                    Page C-15

               (c) A control system, which provides rigid accountability procedures for handling lost, damaged, forgotten or no longer required badges, must be established.

               (d) A badge or pass check must be performed at all points of entry to the Contractor's facilities or by a site supervisor for work performed on vessels outside the Contractor's plant.

          (2) Contractor's plan for ascertaining citizenship and for screening employees for security risk.

          (3) Data reflecting the number, nationality, and positions held by non-U.S. citizen employees, including procedures to update data as non-U.S. citizen employee data changes, and pass to cognizant CAO.

          (4) Contractor's plan for ensuring subcontractor compliance with the provisions of the Contractor's ACP.

          (5) These conditions and controls are intended to serve as guidelines representing the minimum requirements of an acceptable ACP. They are not meant to restrict the Contractor in any way from imposing additional controls necessary to tailor these requirements to a specific facility.

     c. To request approval for non-U.S. citizens of hostile countries, information available from cognizant CAO (Code 185), contractor shall include in the ACP the following employee data: name, place of birth, citizenship (if different from place of birth), date of entry to U.S., extenuating circumstances (if any) concerning immigration to U.S., number of years employed by contractor, position and stated intent concerning U.S. citizenship. COMNAVSEA or his designated representative will make individual determinations for desirability of access for above group. Approval of ACP's for access of non-U.S. citizens of friendly countries will not be delayed for approval of non-U.S. citizens of hostile countries. Until approval is received, contractor must deny access to vessels for employees who are non-U.S. citizens of hostile countries.

     d. An ACP which has been approved for specific Master Ship Repair Agreement
(MSRA) or Agreement for Boat Repair (ABR) or Basic Ordering Agreement (BOA), is valid and applicable to all job orders awarded under that agreement.

     e. The Contractor shall fully comply with approved ACPs. Noncompliance by the Contractor or subcontractor serves to cancel any authorization previously granted, in which case the Contractor shall be precluded from the continued use of non-U.S. citizens on this contract or agreement until such time as the compliance with an approved ACP is demonstrated and upon a determination by the CAO that the Government's interests are protected. Further, the Government reserves the right to cancel previously granted authority when such cancellation is determined to be in the Government's best interest. Use of non-U.S. citizens, without an approved ACP or when a previous authorization has been canceled, will be considered a violation of security regulations. Upon confirmation by the CAO of such violation, this contract, agreement or any job order issued under this agreement may be terminated for default in accordance with the clause entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)" (FAR 52.249-8), "DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)" (FAR 52.249-9) or "TERMINATION (COST REIMBURSEMENT)" (FAR 52.249-6), as applicable.

     f. Prime Contractors have full responsibility for the proper administration of the approved ACP for all work performed under this contract or agreement, regardless of the location of the vessel, and must ensure compliance by all subcontractors, technical representatives and other persons granted access to U.S. Navy vessels, adjacent areas, and work sites.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-16

     g. In the event the Contractor does not intend to employ non-U.S. citizens in the performance of the work under this contract, but has non-U.S. citizen employees, such employees must be precluded from access to the vessel and its work site and those shops where work on the vessel's equipment is being performed. The ACP must spell out how non-U.S. citizens are excluded from access to contract work areas.

     h. The same restriction as in paragraph (f) above applies to other non-U.S. citizens who have access to the Contractor's facilities (e.g., for accomplishing facility improvements, from foreign crewed vessels within its facility, etc.).

HQ C-2-0016. DEPARTMENT OF LABOR SAFETY AND HEALTH REGULATIONS FOR SHIP
             REPAIRING

Attention of the contractor is directed to Public Law 85-742, approved August 23, 1958 (72 Stat. 895, 33 USC 941), amending Section 41 of the Longshoremen's and Harbor Workers' Compensation Act and to the Safety and Health Regulations for Ship Repairing promulgated thereunder by the Secretary of Labor (29 CFR
1915). These regulations apply to all ship repair and related work, as defined in the regulations, performed under this contact on the navigable waters of the United States including any dry-dock or marine railway. Nothing contained in this contract or any order thereunder shall be construed as relieving the contractor from any obligations which it may have for compliance with the aforesaid regulations.

Contractor shall comply with all administrative rules and regulations of the naval installation or the private contractor's plant where work is being performed including all applicable federal, state, and local requirements for protecting the safety of the contractor's employees, ship's force, and the environment. No process or materials shall be employed in such a manner or stored so that they will introduce additional hazards into occupied spaces.

HQ C-2-0023. EXCLUSION OF MERCURY (NAVSESA) (MAY 1998)

Mercury or mercury containing compounds shall not be intentionally added or come in direct contact with hardware or supplies furnished under this contract.

HQ C-2-0045. QUALIFICATION OF CONTRACTOR NONDESTRUCTIVE TESTING (NDT) PERSONNEL
             (NAVSEA) (APR 2001)

     a. The Contractor and any Nondestructive Testing (NDT) subcontractor shall utilize, for the performance of required NDT, only personnel who are currently certified in accordance with NAVSEA Technical Publication T9074-AS-GIB-010/271 dated 30 April 1997 and Recommended Practice No. ASNT SNT-TC-1A. An NDT subcontractor is defined as a first tier subcontractor performing NDT in conjunction with the production of materials, components, or equipment for the vessel(s). NDT includes radiography, magnetic particle, liquid penetrant, eddy current, ultrasonic inspections and visual inspections.

     b. Certification of Level III (NDT Examiner) personnel shall be based on
(1) successful completion of appropriate American Society for Nondestructive Testing Level III Examinations, and (2) successful completion of specific and practical examinations based on NAVSEA Technical Publication T9074-AS-GIB-010/271 and associated fabrication documents. Examinations may be developed and administered by the Contractor or by an outside agent designated in the Contractor's written practice. Documentation pertaining to the qualification and certification of NDT personnel shall be available to the Contracting Officer for review upon request.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-17

     c. These requirements do not apply with respect to nuclear propulsion plant systems and other matters under the technical cognizance of SEA 08. Because of health and safety considerations, such matters will continue to be handled as directed by SEA 08.

HQ C-2-0047. REMOVALS (NAVSEA) (SEP 1990)

The Contracting Officer may, by written notice to the Contractor, direct removal of any or all of the property from storage. Within the shortest practicable time after receipt of such notice, but in no event more than thirty (30) days thereafter, unless a longer period is agreed to by the parties hereto, the Contractor will dismantle, prepare for shipment and load the item of property affected, on a common carrier at the place of storage in accordance with sound industrial practice and such instructions as the Contracting Officer may issue. The Contracting Officer may, by written notice to the Contractor direct the return of any item of the property removed, and the Contractor shall store the property at the Plant as provided for in Section F. In the event such items are removed and forwarded to a Government depot or to a party other than the Contractor, removal and return to storage of said items shall be at the expense of the Government.

SS C-2-0010. NON-SMOKING POLICY

For bidding purposes, contractors are advised that in light of the Navy's policy regarding smoke-free facilities, the entire vessel, topside and below decks, is to be considered a "No Smoking Area" unless otherwise indicated by shipboard policy.

SS C-2-0019. PAST PERFORMANCE ASSESSMENT (AS MODIFIED) (APRIL 2000) [APPLICABLE
             TO ALL JOB ORDERS/TASK ORDERS OVER $500,000]

     a. The contractor, in performing this Job Order/Task Order or Contract will be subject to a past performance assessment in accordance with FAR 42.15 and the Department of the Navy Contractor Performance Assessment Reporting System (CPARS) Guide in effect on the date of award. All information contained in this assessment may be used, within the limitations of FAR 42.15, by the Government for future source selection in accordance with FAR 15.304 when past performance is an evaluation factor for award. The assessment will be conducted upon RE-DELIVERY OF THE VESSEL; and an addendum assessment may be conducted after the guarantee period expires.

     b. Since communication and feedback regarding contractor performance are always encouraged, the Government may arrange a meeting or meetings with the contractor to discuss the contractor's performance during the evaluation period or prior to preparation of the CPAR assessment form. These pre-assessment discussions, if any, will typically focus on firm contract requirements and events, which are deemed to be critical during the evaluation period.

     c. After the Government completes the CPAR assessment form, it will provide a copy to the contractor. The contractor will have a 30 calendar day period in which to submit comments, rebutting statements or additional information back to the Government. Comments should be focused on the Government's narrative and provide factual views on causes and ramifications of the assessed performance. Contractor comments are limited to the amount of space given in Block 20 of the CPAR assessment form plus two additional 8-1/2 by 11 inch typewritten pages. In rare circumstances, such as a CPAR assessment containing an Unsatisfactory (red) rating, a third typewritten page may be added. All additional pages are considered part of the CPAR form itself. This page limit will be strictly enforced and extra pages will not be reviewed or included with the CPAR. Label all additional pages with the contractor's name, contract number, and period covered by the report. If the contractor elects not to provide comments, it should acknowledge receipt of the CPAR assessment form by signing, dating Block 23 of the form and

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-18

returning it to the originating office. Contractors should transmit the CPAR form, with or without comments by certified mail or some other controlled method, clearly marked as "Source Selection Information." Should a contractor want to discuss its CPAR assessment prior to commenting, it must request such a meeting in writing, no later than 7 calendar days from the receipt of the CPAR assessment form. This meeting will be held during the contractor's (30) day review period.

     d. If the contractor does not return the CPAR assessment form within the allotted 30 days, Block 22 of a retained copy will be annotated: "The report was delivered received by the contractor on (dated). The contractor neither signed nor offered comment in response to this assessment." The Government will continue processing the CPAR assessment form.

     e. After receipt of contractor comments or 30 days from the date the contractor received its assessment, whichever occurs first, the assessment will be sent to the reviewing official for review and signature. The reviewing official, for purposes of this clause, is the cognizant Supervisor or Deputy Supervisor of Shipbuilding (Code 100/101). The final CPAR assessment adjective ratings/colors will be the unilateral determination of the reviewing official. The assessment is considered complete when signed by the reviewing official. The assessment is not subject to the Disputes clause of the Job Order, nor is it subject to appeal beyond the review and comment procedures described above and in the Navy CPARS Guide.

     f. The contractor must protect the CPAR assessment form as "FOR OFFICIAL USE ONLY, SOURCE SELECTION INFORMATION - SEE FAR 3.104" at all times while it is in his possession. Contractors must ensure that the CPAR form is never released to persons or entities outside the contractor's control and are prohibited from using or referring to CPAR data for advertising, promotional material, pre-award surveys, responsibility determinations, proposal submittals, production readiness reviews, or other similar purposes.

     g. The chief executive officer, chief operating officer, or president of the corporate entity responsible for the operating unit for which the assessment was executed can request a copy of the completed assessment in writing.

     h. The contractor will be assessed on the following elements:

     TECHNICAL (QUALITY OF PRODUCT):

     PRODUCT PERFORMANCE

     The assessment of the Contractor's achieved product performance relative to performance parameters required by the contract; the following are examples of various elements that could be evaluated:

     * Contractor compliance with contract requirements (i.e., performance in meeting technical requirements).

     * Accuracy of the Contractor's reports and procedures such as condition reports and process control procedures (PCPs).

     * Impact on the availability and resources of the customer by contractor's actions or in-actions.

     * Contractor's responsiveness to technical direction, (not resulting in any change to the contract price or delivery date).

     *    Effectiveness of the Contractor recommended solutions.

     * Condition of the ship or vessel (whether the ship or vessel was materially ready to support ship's force when needed).

     * Contractor's ability to evaluate problems and provide corrective actions.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-19

     * Contractor's responsiveness to and control of technical details to ensure that configuration management is maintained.

     * Contractors effectiveness of control of GFM/CFM through final disposition.

     * Contractor's technical effectiveness of selection and control of its subcontractors.

     *    Quality of Contractor's repairs and alterations.

     *    Adequacy of the Contractor's Quality Assurance Program.

     SCHEDULE (TIMELINESS OF PERFORMANCE):

     Assessing the timeliness of the Contractor against the completion of the contract, Task Orders, milestones, delivery schedules, administrative requirements, etc.; the following are examples of various schedule performance elements, which could be evaluated:

     *    Contractor's effectiveness in meeting scheduled dates and milestones.

     * Contractor's effectiveness of coordinating its work with ship's force, SIMA, and AIT work items.

     * Contractor's responsiveness to contract changes and administrative requirements.

     * Contractor's meeting contract redelivery (including contract closeout reporting responsibilities and contract administration).

     *    Assessment of liquidated damages.

     *    Contractor's effectiveness in manpower and material utilization.

     * Timeliness and efficiency of the contractor's scheduling system and production schedules.

     MANAGEMENT:

     This element is comprised of an overall rating and two sub-elements. Activity critical to successfully executing the contract must be assessed within one or more of the sub-elements. This overall rating at the element level is the government's integrated assessment as to what most accurately depicts the Contractor's performance in managing the contracted effort. It is not a predetermined roll-up of sub-element assessments.

     MANAGEMENT RESPONSIVENESS

     Assessment of the Contractor's management timeliness, completeness and quality of problem identification, corrective action plans, proposal submittals (especially responses to change orders, engineering change proposals (ECPs), or other undefinitized contract actions), the contractor's history of reasonable and cooperative behavior, effective business relations, and customer satisfaction. The following are examples of various management responsiveness elements, which could be evaluated:

     * Contractor's effectiveness in managing the overall contract effort andcoordinating with SUPSHIP and ship's force.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-20

     *    Contractor's promptness and accuracy in problem notification.

     *    The degree of the contractor's reasonableness and cooperation.

     * The degree of the contractor's proactive approach in contract performance.

     * Completeness in identifying and correcting deficiencies (defined as QDRs, SDRs, MDRs), and their cause/severity, in a timely manner, and effectiveness of contractor recommended solution(s) to prevent recurrence.

     *    Contractor's effective and timely resolution of warranty items.

     * Contractor's effective and timely compliance with environmental regulations and requirements.

     * Contractors effectiveness in their management of quality assurance and test organization.

     SUBCONTRACTOR MANAGEMENT

     Assessment of the Contractor's success with timely award and management of subcontracts, including whether the contractor met small/small disadvantaged and women-owned business participation goals. This element does not apply if there is no work being subcontracted. The following are examples of various subcontract management elements, which could be evaluated:

     *    Effectiveness of subcontractor control and purchasing.

     * Contractor's effectiveness in the management of quality and performance of first tier subcontractors.

     * Contractor's ability to manage subcontractor and prime contractor schedules to include base work, growth work, and new work.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-21

     i. The following adjectival ratings and criteria shall be used when assessing all past performance elements:

Dark Blue (Exceptional). Performance meets contractual requirements and exceeds many to the Government's benefit. The contractual performance of the element or sub-element being assessed was accomplished with few minor problems for which corrective actions taken by the contractor were highly effective.

Purple (Very Good). Performance meets contractual requirements and exceeds some to the Government's benefit. The contractual performance of the element or sub-element being assessed was accomplished with some minor problems for which corrective actions taken by the contractor were effective.

Green (Satisfactory). Performance meets contractual requirements. The contractual performance of the element or sub-element contains some minor problems for which corrective actions taken by the contractor appear or were satisfactory.

Yellow (Marginal). Performance does not meet some contractual requirements. The contractual performance of the element or sub-element being assessed reflects a serious problem for which the contractor has not yet identified corrective actions. The contractor's proposed actions appear only marginally effective or were not fully implemented.

Red (Unsatisfactory). Performance does not meet most contractual requirements and recovery is not likely in a timely manner. The contractual performance of the element or sub-element contains serious problem(s) for which the contractor's corrective actions appear or were ineffective.

SS C-2-0024. CITIZENSHIP REQUIREMENTS

The contractor shall comply with the National Industrial Security Program Operating Manual (DOD 5220.22-M) and any revisions to that manual as of the Proposal Closing Date prescribed, for verification of all U.S. Citizens. Prospective offerors shall refer all questions pertaining to the above to SUPSHIP Portsmouth Security Manager. Phone: (757) 396-4932.

SS C-2-0050. ORDERING WORK

The following procedure will be used to order work. Such work may be called for by the issuance of a Task Order/Task Order modification, by the Administrative Contracting Officer (ACO), during the term of the contract.

The contractor shall not proceed with the work until a Task Order/Task Order modification is issued. The Task Order/Task Order modification will stipulate line items and amounts agreed to by the parties to complete the Task Order/Task Order modification and will stipulate the required completion date. Whenever the ACO determines that it is in the interest of the government not to delay performance of the work until a price is negotiated, the ACO may specify in the Task Order that the contractor shall proceed forthwith. In every case, prior to completion of the work called for therein, the parties shall negotiate a price and delivery schedule as expeditiously as possible and modify the Task Order accordingly.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-22

The ACO will negotiate open terms of a proposed Task Order as required. If multiple awards are made, the ACO may rely on the competitive process described in Clause SS-H-2-0054 as a tool to fix open terms.

     a. In negotiating the fixed price for materials for labor categories work or undisclosed work, the contractor shall submit quotes or invoices for the material required. The negotiated price for materials on additional work shall be the quote or invoice price submitted by the contractor for actual materials plus transportation charges, both subject to verification by the Government as to reasonableness. The Government will not pay any material handling charges under material CLINs. All material handling charges are included in the Material G&A/Handling CLIN.

     b. In negotiating a fixed number of man hours for labor categories work or undisclosed work, the contractor's proposal may include quality assurance, engineering and supervision hours, in addition to trade hours required to accomplish the work as long as the hours proposed are not covered by an indirect cost pool under the contractor's accounting system. All hours treated as indirect hours under the contractor's accounting system, must be accounted for as a factor included in the hourly rate. The Government will not agree to pay for indirect hours in the man hour negotiations.

     c. Task Order/Task Order modification will be on a firm fixed price basis. For labor categories work and undisclosed work, the ACO will negotiate with the contractor a firm fixed amount of man hours and material dollars. The price of the Task Order for undisclosed work will be based on negotiated man hours multiplied by the hourly rate bid for undisclosed work in Section B, plus negotiated material dollars.

During the course of work under other contract items, the contractor shall promptly recommend to the ACO, in writing, additional work as he discovers the need for such work. Concurrently, the contractor shall quote a price and delivery time for the additional work. The ACO shall promptly review the recommendation and may, after reaching agreement with the contractor, issue a Task Order/Task Order modification. The government has no obligation under this paragraph to issue any Task Order/Task Order modification.

Additional work related to a Task Order need only be offered to the contractor awarded the related Task Order and need not be offered to other multiple awardees.

SS C-2-0051. UTILIZATION OF SUBCONTRACTS AND GOVERNMENT PERMISSION PRIOR TO
             THEIR USE

In order to be considered for award, the prime contractor must have the capability to perform at least 65% of the total contracted services with in-house management, labor, and equipment for which a proposal is submitted.

When the contractor intends to subcontract any effort, intent of same shall be expressed to the COR during the work scope conference and made a part of the estimates (both contractor and Government estimates). Any subsequent subcontracted effort required after start of work on any assigned task shall be made known to the COR, with additional scoping effort and estimates required for the same.

Subcontract effort shall not be priced as material or considered as part of the material pool. Instead, subcontract effort shall be considered the same as prime contract effort when pricing CLINS, task orders, etc. However, estimates should distinguish between prime and subcontract effort for record keeping purposes.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-23

SS C-2-0052. DELAY/DISRUPTION

The contractor shall coordinate the Task Order work effort, with the COR, on a daily basis to prevent changing situations from causing delays and disruptions. Disruption due to minor delays in obtaining access to spaces and operation of equipment are to be expected. A minor delay is defined as two hours or less. These disruptions are considered normal rather than unusual occurrences during the performance of tasks ordered under this contract.

SS C-2-0053. REQUIRED STANDARD OF WORKMANSHIP

Unless otherwise specifically provided in this contract, the quality of all services rendered hereunder shall conform to the highest standards in the relevant profession, trade, or field of endeavor. All services shall be rendered by or supervised directly by individuals fully qualified in the relevant profession, trade, or field, and holding any licenses required by law.

SS C-2-0054. DOCUMENTS ACCEPTABLE FOR PROOF OF U.S. CITIZENSHIP

     a. A certified birth certificate indicating the individual was born in the United States of America.

     b.   A U.S. Passport.

     c. A certificate of naturalization if the individual claims citizenship by naturalization.

     d. Report of Birth Abroad of a Citizen of the United States of America (Form FS-240), a Certification of Birth (Form FS-545 or DS-1350), or a Certificate of Citizenship Parent of Parents.

     e. If primary evidence of U.S. Citizenship is not obtainable, then the best available secondary evidence, showing that the individual was born in the U.S., is required. Such evidence may include a combination of at least two of the following: a baptismal certificate; a hospital birth record; evidence of persons having personal knowledge of the facts of birth; or other documentary evidence, such as U.S. military records, early census, school or family Bible records, insurance papers, or newspaper files. The secondary evidence must be adequate to support a "good faith" determination that the individual is in fact a U.S. citizen. Secondary evidence submitted as proof of birth in the U.S. shall be original or certified documents. Non-certified copies are not acceptable.

SS C-2-0055. RELOCATION COSTS

No relocation costs will be allowed for relocating contractor employees assigned to work under this contract.

SS C-2-0056. WORK SCOPE CONFERENCE

The Government will provide the contractor with a written description of desired tasks. Normally, this will be provided to the contractor prior to the contractor's opportunity to scope the task, but in limited instances may not be available until later.

The contractor shall jointly scope each work request with the designated SUPSHIP representative to determine the appropriate mix of contract line items required to accomplish the required task. In limited instances, a scoping session will not be required.

     a. Costs associated with scoping will not be reimbursed to the contractor independent of the Task Order for accomplishing the desired work. Contract pricing proposal in Section B of the solicitation should incorporate costs for scoping efforts.

                                N62678-02-R-0051                      AMEND 0007
                                    Page C-24

     b. If multiple awards are made, the scoping costs of the unsuccessful contractors will not be reimbursed by the Government.

Upon completion of the work scoping conference, the contractor shall submit a written breakdown of its estimate of the contract line items required to accomplish the task and for any labor category or undisclosed work, the hours and materials required to accomplish the task.

SS C-2-0057. CONTRACTOR'S PROPOSAL (NAVSEA) (SEP 1990)

     a. Performance of this contract by the Contractor shall be conducted and performed in accordance with detailed obligations to which the Contractor committed itself in response to NAVSEA solicitation number N62678-02-R-0051.

     b. The technical volume(s) of the Contractor's proposal is incorporated by reference and hereby made subject to the provisions of the "ORDER OF PRECEDENCE" (FAR 52.215-8) clause of this contract. Under the "ORDER OF PRECEDENCE" clause, the technical volume of the Contractor's proposal referenced herein is hereby designated as item (f) of the clause, following "the specifications" in order of precedence.

                                N62678-02-R-0051
                                       D-1

                        SECTION D - PACKAGING AND MARKING

HQ D-2-0001. DATA PACKAGING

All unclassified data shall be prepared for shipment in accordance with best commercial practice. Classified reports, data and documentation, if applicable, shall be prepared for shipment in accordance with the National Industrial Security Program Operating Manual, DOD 5220.22-M dated January 1995.

SS D-2-0008. MARKING OF REPORTS

All reports (digital or hard copy) shall prominently show on the cover of the report:

     a.   Name and business address of the contractor

     b.   Contract and Task Order No.

     c.   Contract dollar amount

     d.   Type of contract

     e.   Activity awarding contract

                                N62678-02-R-0051
                                       E-1

                      SECTION E - INSPECTION AND ACCEPTANCE

E.1. 52.252-2. CLAUSES INCORPORATED BY REFERENCE (FEB 1998). This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text:

       FAR 52.246-2         INSPECTION OF SUPPLIES - FIXED-PRICE (AUG 1996)
       FAR.52.246-4         INSPECTION OF SERVICES (AUG 1996)
       FAR 52.246-16        RESPONSIBILITY FOR SUPPLIES (APR 1984)

     * DFAR 252.217-7005    INSPECTION AND MANNER OF DOING WORK (JAN 1997)
       DFAR 252.246.7000    MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

     * SUBSTITUTE THE WORD TASK ORDER IN PLACE OF JOB ORDER IN THIS CLAUSE.

E.2. The following additional contract clauses are incorporated into this contract and are provided in full text:

SS E-2-0050. INSPECTION AND ACCEPTANCE (DESTINATION)

Inspection and acceptance of the services furnished hereunder shall be made at destination by the authorized SUPSHIP Portsmouth representative.

Receiving activity shall execute an acceptance certificate on the applicable inspection and receiving report form (DD Form 250, DD Form 1155, or Standard Form 44). The acceptance document shall include the following information:

     a.   Date of invoice receipt

     b.   End date and percentage of work completed

     c.   Amount certified for payment

     d.   Certification and signature by the COR

     e.   Certification by the Ordering Officer for payment

     f.   Date forwarded to payment office

     The Ordering Officer or the Contracting Officer's Representative (COR) may inspect work in progress, either at the Contractor's facility or onboard any Navy vessel, at any time.

     The contractor shall respond to any Government corrective documents, such as Quality Deficiency Reports (QDR'S), etc. issued because of unsatisfactory contract performance. The appropriate corrective actions shall be taken by the contractor and written response shall be provided in accordance with the specific corrective action document requirements.

SS E-2-0051. INSPECTION AND ACCEPTANCE (ADDITIONAL PROVISIONS)

The performance by the Contractor and the quality of the work delivered including any equipment furnished, and documentary material written or compiled, shall be subject to in-process review and inspection during performance. Inspection may be accomplished at any work location involved and authorized government personnel shall be permitted to observe the work or to conduct inspection at all reasonable hours. Inspection or test by the Government of any services rendered or supplies furnished hereunder does not relieve the Contractor from any responsibility regarding defects or other failures to meet contract requirements which may be discovered prior to final acceptance.

                                N62678-02-R-0051
                                       E-2

SS E-2-0052. QUALITY ASSURANCE PROGRAM (MODIFIED) (MARCH 1997)

The contractor shall provide and maintain a quality assurance system acceptable to the Government, and shall perform or have performed the inspections and tests pursuant to that system to substantiate that the material and workmanship provided pursuant to the contract conform to the drawings, specifications, and contract requirements listed herein. The contractor's quality system shall be in accordance with that set forth in the SUPSHIP Quality System (Non-Complex IDIQ Contracts)(Attachment J12). The Government shall have the right to deem work or material furnished by the contractor to be incomplete and not in accordance with the requirements of the contract by reason of the contractor's failure to: (1) provide a written quality system that has been accepted by the Supervisor prior to the start of productive work (2) comply with the requirements of the quality system. NOTE: THE QUALITY SYSTEM SHALL BE SUBMITTED TO THE COR NOT LATER THAN 10 CALENDAR DAYS AFTER AWARD OF CONTRACT. CONTRACTORS WILL NOT BE ISSUED TASK ORDERS WITHOUT AN APPROVED QUALITY SYSTEM.

                                N62678-02-R-0051
                                       F-1

                      SECTION F - DELIVERIES OR PERFORMANCE

F.1. 52.252-2. CLAUSES INCORPORATED BY REFERENCE (FEB 1998). This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text.

     FAR 52.242-15       STOP WORK ORDER (AUG 1989)
     FAR 52.242-17       GOVERNMENT DELAY OF WORK (APR 1984)
     FAR 52.247-34       F.O.B. DESTINATION (NOV 91)

F.2. The following additional contract clauses are incorporated into this contract and are provided in full text:

SS F-2-0050. DELIVERY OF DATA

Place and time of delivery of data shall be as specified on the DD Form 1423 (Contract Data Requirements List) which is an exhibit to this contract, unless delivery is deferred at the Government's option by written order of the Contracting Officer.

SS F-2-0051. TIME OF DELIVERY AND OR PERFORMANCE OF SERVICES

The performance period for each requirement will be designated on each individual task order.

SS F-2-0052. DURATION OF CONTRACT PERIOD

This contract shall become effective on the date of award, or commencement date specified in the award information (if specified), and shall continue in effect during the following 12 months, unless terminated in accordance with other provisions herein. All options shall continue in effect for a period of 12 months from expiration date of the base year or any preceding option year, unless terminated in accordance with other provisions herein.

SS F-2-0053. PLACE OF DELIVERY: DESTINATION

All items and data furnished hereunder shall be delivered with all transportation charges paid by the contractor to the destination specified in the Task Order.

SS F-2-0054. PLACE OF PERFORMANCE

The services to be furnished hereunder shall be performed primarily on vessels located in the Hampton Roads Area of Virginia. If work is required outside the Hampton Roads Area (50 mile radius of SUPSHIP Portsmouth), the Travel/Per Diem CLIN contained in the contract will be invoked.

SS F-2-0055. EMERGENT REQUIREMENTS

A number of orders issued under this contract are expected to be classified as "Emergent Work" by the Contracting Officer (KO). The contractor will be expected to commence effort within one (1) day after receiving directions to proceed.

                                N62678-02-R-0051
                                       G-1

                    SECTION G - CONTRACT ADMINISTRATION DATA

SS G-2-0050. ORDERING UNDER GOVERNMENT CREDIT CARDS

Orders and payments may be made by means of the Government wide commercial purchase card in accordance with FAR Part 13, Subpart 13.301 (i.e., purchases under $2,500 will be made using the credit card).

     THE ADDRESS AND TELEPHONE NUMBER OF THE ADMINISTRATIVE CONTRACTING OFFICE WILL BE:

          Code-450
          SUPSHIP C&R Portsmouth, VA
          P.O. Box 215
          Portsmouth, VA 23705-0215
          (757) 396-5041 Ext. 456/453

SS G-2-0051. PROPERTY ADMINISTRATOR

SUPSHIP Portsmouth, Code 500 is designated as the Property Administrator to ensure compliance with FAR Part-45 with respect to control of Government property.

SS G-2-0052. AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER (JAN 1992)

     a. Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the Contractor's facilities or in any other manner communicates with Contractor personnel during the performance of this contract shall constitute a change under the "Changes" clause of this contract.

     b. The Contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.

     c. The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and, notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer's. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof.

                                N62678-02-R-0051
                                       H-1

                    SECTION H - SPECIAL CONTRACT REQUIREMENTS

NAVSEA 5252.233-9103. DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT
                      (APRIL 1999)

     a. For the purposes of this special contract requirement, the term "change" includes not only a change that is made pursuant to a written order designated as a "change order" but also (1) an engineering change proposed by the Government or by the Contractor and (2) any act or omission to act on the part of the Government in respect of which a request is made for equitable adjustment.

     b. Whenever the Contractor requests or proposes an equitable adjustment of $100,000 or more per vessel in respect to a change made pursuant to a written order designated as a "change order" or in respect to a proposed engineering change and whenever the Contractor requests an equitable adjustment in any amount in respect to any other act or omission to act on the part of the Government, the proposal supporting such request shall contain the following information for each individual item or element of the request:

          (1) A description (i) of the work required by the contract before the change, which has been deleted by the change, and (ii) of the work deleted by the change which already has been completed. The description is to include a list of components, equipment, and other identifiable property involved. Also, the status of manufacture, procurement, or installation of such property is to be indicated. Separate description is to be furnished for design and production work. Items of raw material, purchased parts, components and other identifiable hardware, which are made excess by the change and which are not to be retained by the Contractor, are to be listed for later disposition;

          (2) Description of work necessary to undo work already completed which has been deleted by the change ;

          (3) Description of work not required by the terms hereof before the change, which is substituted or added by the change. A list of components and equipment (not bulk materials or items) involved should be included. Separate descriptions are to be furnished for design work and production work;

          (4) Description of interference and inefficiencies in performing the change;

          (5) Description of each element of disruption and exactly how work has been, or will be disrupted:

               (i) The calendar period of time during which disruption occurred, or will occur;

               (ii) Area(s) aboard the vessel where disruption occurred, or will occur;

               (iii) Trade(s) disrupted, with a breakdown of manhours for each trade;

               (iv) Scheduling of trades before, during, and after period of disruption;

               (v) Description of measures taken to lessen the disruptive effect of the change ;

          (6) Delay in delivery attributable solely to the change;

          (7) Other work attributable to the change;

          (8) Supplementing the foregoing, a narrative statement of the direct "causal" rela tionship between any alleged Government act or omission and the claimed consequences therefore, cross-referenced to the detailed information provided as required above; and

          (9) A statement setting forth a comparative enumeration of the amounts "budgeted" for the cost elements, including the material costs, labor hours and pertinent indirect costs, estimated by the Contractor in preparing its initial and ultimate proposal(s) for this contract, and the amounts claimed to have been incurred and/or projected to be incurred corresponding to each such "budgeted cost" elements.

     c. Each proposal in excess of $100,000 submitted in support of a claim for equitable adjustment under any requirement of this contract shall, in addition to the information required by paragraph (b) hereof, contain such information as the Contracting Officer may require with respect to each individual claim item.

                                N62678-02-R-0051
                                       H-2

     d. It is recognized that individual claims for equitable adjustment may not include all of the factors listed in paragraph (b) above. Accordingly, the Contractor is required to set forth in its proposal information only with respect to those factors which are comprehended in the individual claim for equitable adjustment. In any event, the information furnished hereunder shall be in sufficient detail to permit the Contracting Officer to cross reference the claimed increased costs delay in delivery, or both, as appropriate submitted pursuant to paragraph (c) of this requirement, with the information submitted pursuant to (b) hereof.

NAVSEA 5252.233-9107. EQUITABLE ADJUSTMENTS: WAIVER AND RELEASE OF CLAIMS (AT)
                      (JAN 1983)

     a. Whenever the Contractor, after receipt of a change made pursuant to the clause of this contract entitled "CHANGES" or after affirmation of a constructive change under the "NOTIFICATION OF CHANGES" requirement, submits any claim for equitable adjustment under the foregoing, such claim shall include all types of adjustments in the total amounts to which the foregoing entitle the Contractor, including but not limited to adjustments arising out of delays or disruptions or both caused by such change.

     b. Further, the Contractor agrees (except as the parties may otherwise agree) that, if required by the Contracting Officer, it will execute a release, in form and substance satisfactory to the Contracting Officer, as part of the supplemental agreement setting forth the aforesaid equitable adjustment, and that such release shall discharge the Government, its officers, agents and employees, from any further claims including but not limited to further claims arising out of delays or disruptions or both, caused by the aforesaid change.

SS H-2-0050. CONTRACTING OFFICER'S REPRESENTATIVE (COR)

a. The Contracting Officers Representative (COR) for this contract is Mr. Floyd Porter.

b. Each task order will specify, by name, the COR and alternate COR appointed for that tasking (there may be more than one alternate COR specified).

c. The COR will act as the Contracting Officer's representative for technical matters, providing technical direction and discussion, as necessary, with respect to the specification or statement of work, and monitoring the progress and quality of contractor performance. The COR is not an Administrative Contracting Officer and does not have authority to direct the accomplishment of effort which is beyond the scope of the statement of work in the contract (or task order).

d. When, in the opinion of the contractor, the COR requests effort outside the existing scope of the contract (or task order), the contractor shall promptly notify the contracting officer (or ordering officer) in writing. No action shall be taken by the contractor under such direction until the contracting officer has issued a modification to the contract (or in the case of a task order, until the ordering officer has issued a modification to the task order); or until the issue has been otherwise resolved.

e. In the event that the COR named above is absent due to leave, illness or official business, all responsibilities and functions assigned to the COR will be the responsibility of an alternate COR.

f. In limited cases, the COR may appoint a Technical Assistant to provide technical and/or administrative assistance. The TA does not have the authority to provide any technical direction or clarification directly to the contractor.

                                N62678-02-R-0051
                                       H-3

SS H-2-0051. LIABILITY, AUTOMOBILE AND WORKMEN'S COMPENSATION INSURANCE

The following types of insurance are required in accordance with the clause entitled "INSURANCE - WORK ON A GOVERNMENT INSTALLATION" (FAR 52.228-5) and shall be maintained in the minimum amounts shown:

a. Comprehensive General Liability: $200,000 per person and $500,000 per accident for bodily injury.

b. Automobile Insurance: $200,000 per person and $500,000 per accident for bodily injury and $20,000 per accident for property damage.

c. Standard Workmen's Compensation and Employer's Liability Insurance (or, where maritime employment is involved, Longshoremen's and Harbor Workers Compensation Insurance) in the minimum amount of $100,000.

SS H-2-0052. REIMBURSEMENT OF TRAVEL COSTS

a. Area of Travel. Performance under this contract may require travel by contractor personnel. If travel, domestic or overseas, is required, the contractor is responsible for making all needed arrangements for his personnel. This includes but is not limited to the following:

          Medical Examinations
          Immunization
          Passports, visas, etc.
          Security Clearances

All contractor personnel required to perform work on any U.S. Naval vessel, if occupied, will have to obtain boarding authorization from the Commanding Officer of the vessel prior to boarding.

b. Travel Policy - The Government will reimburse the contractor for allowable travel costs incurred by the contractor in performance of the contract and determined to be in accordance with FAR subpart 31.2, subject to the following provisions: Travel required for tasks assigned under this contract shall be governed in accordance with rules set forth for temporary duty travel in the Department of Defense Joint Travel Regulations: Vol. 2 for Civilian Personnel.

c. Travel subsistence, and associated labor charges for travel time are authorized for travel whenever a task assignment requires work to be accomplished at a temporary alternate work site; beyond a 50-mile radius of SUPSHIP Portsmouth. Travel performed for personal convenience and daily travel to and from work at contractor's facility will not be reimbursed. Labor charges for travel time will be reimbursable by the government for payment made to employees consistent with pre-existing company policy. Changes in company policy shall be approved by the Contracting Officer prior to implementation.

d. Per Diem for travel on work assigned under this contract will be reimbursed to employees consistent with company policy, but not to exceed the amount authorized in the Department of Defense Joint Travel Regulations.

e. Shipboard Stays. Whenever work assignments require temporary duty aboard a Government ship, the contractor will be reimbursed at the per diem rates identified in paragraphs C4558(a)(b) or C4553(a)(b) of the DOD Joint Travel Regulations, Volume 2.

                                N62678-02-R-0051
                                       H-4

f. Air/Rail Travel. In rendering the services, the contractor shall be reimbursed for the actual costs of transportation incurred by its personnel not to exceed the cost of tourist class rail, or plane fare, to the extent that such transportation is necessary for the performance of the services hereunder and is authorized by the Ordering Officer. Such authorization by the Ordering Officer shall be indicated in the order or in some other suitable written form.

NOTE: To the maximum extent practicable without the impairment of the effectiveness of the mission, transportation shall be tourist class. In the event that only first class travel is available, it will be allowed, provided justification therefore is fully documented and warranted.

g. Private Automobile. The use of privately owned conveyance within the continental United States by the traveler will be reimbursed to the contractor at the mileage rate allowed by Joint Travel Regulations. Authorization for use of privately owned conveyance shall be indicated on the order. Distances traveled between points shall be shown in standard highway mileage guides. Any deviations from distance shown in such standard mileage guides shall be explained by the traveler on his expense sheet.

h. Car Rental. The contractor shall be entitled to reimbursement for car rental, exclusive of mileage charges, as authorized by each order, when the services are required to be performed outside the normal commuting distance from the contractor's facilities. Car rental for TDY teams will be limited to a rate of one car for every four (4) persons on TDY at one site.

SS H-2-0053. MINIMUM AND MAXIMUM QUANTITIES

a. As referred to in paragraph (b) of the "Indefinite Quantity" clause of this contract, the contract:

     (1) The contract minimum amount is a total of: $107,097.18 for the base year only.

     (2) The contract maximum amount is a total of: $5,948,311.62 for each year.

b. The Government may elect to award multiple contracts for the same services to two or more sources under this solicitation. If multiple awards are made:

     (1) The minimum amount for each contract awarded will be determined by dividing the minimum amount by the number of contracts awarded. The minimum amount shall apply to the base year only.

     (2) The maximum amount for each contract awarded shall be the amount specified in a.(2) above. The maximum amount shall apply to the base year and each option year exercised.

                                N62678-02-R-0051
                                       H-5

SS H-2-0054. ORDERS ISSUED UNDER MULTIPLE DELIVERY TASK ORDER CONTRACTS

The award of any individual task order will consider factors such as past performance on earlier task orders under the multiple award contract, capacity and price.

Contractors competing for award of task orders may reduce prices by quoting lower prices than bid in Section (B). The Government reserves the right to unilaterally place orders.

Fair opportunity will be provided to all awardees to compete on individual task orders issued hereunder, except as noted at FAR 16.505(b)(2).

The Contracting Officer will place orders after all required negotiations with competing contractors have been completed based on the best value to the Government in terms of past performance, capacity and price.

SS H-2-0055. WRITTEN ORDERS (INDEFINITE DELIVERY CONTRACTS)

Written orders (on DD Form 1155) will contain the following information consistent with the terms of the contract:

     a    Date of order.

     b.   Contract number and order number.

     c. Item number and description, quantity ordered, unit price and contract price.

     d.   Delivery or performance date.

     e.   Place of delivery or performing (including consignee).

     f.   Packaging, packing, and shipping instructions if any required.

     g.   Accounting and appropriation data.

     h. Inspection invoicing and payment provisions to extend not covered in the contract; and any other pertinent information.

SS H-2-0056. ORAL ORDERS (INDEFINITE DELIVERY CONTRACTS)

Oral orders may be placed provided the following conditions are complied with:

     a.   No oral order will exceed $100,000.

     b. A written task order will document all oral orders within three (3) working days. If more than one oral order is issued and consolidated on one order, the tasking order will be issued within seven (7) working days of the original tasking.

     c. Ordering activity shall designate in writing the names of individuals authorized to place oral orders and will furnish a copy thereof to the contractor.

     d. The contractor will furnish with each shipment a delivery ticket, in triplicate, showing: contract number, order number under the contract; date order was placed, name and title of person placing order; an itemized listing of supplies or services furnished; unit price and extension of each item; and, delivery or performance date.

     e. Invoices for supplies or services furnished in response to oral orders will be accomplished with a received copy of each related delivery ticket.

                                N62678-02-R-0051
                                       H-6

SS H-2-0057. SUBCONTRACTOR PRICING

Subcontract effort shall not be priced as material or considered as part of the material pool. Instead, subcontract effort shall be considered the same as prime contract effort when pricing CLINS, task orders, etc. However, estimates should distinguish between prime and subcontract effort for record keeping purposes.

                                N62678-02-R-0051
                                       I-1

                                     PART II

                          SECTION I - CONTRACT CLAUSES

I.1. FAR 52.252-2. CLAUSES INCORPORATED BY REFERENCE (FEB 1998). This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text.

52.202-1       DEFINITIONS (DEC 2001)
52.203-3       GRATUITIES (APR 1984)
52.203-5       COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-6       RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-7       ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-8       CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR
               IMPROPER ACTIVITY (JAN 1997)
52.203-10      PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN
               1997)
52.203-12      LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
               (JUN 1997)
52.204-2       SECURITY REQUIREMENTS (AUG 1996)
52.204-4       PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.209-6       PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
               CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL
               1995)
52.211-5       MATERIAL REQUIREMENTS (AUG 2000)
52.211-15      DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)
52.215-2       AUDIT AND RECORDS - NEGOTIATION (JUN 1999)
52.215-8       ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT (OCT 1997)
               52.215-9 CHANGES OR ADDITIONS TO MAKE-OR-BUY PROGRAM (OCT 1997)
52-215-10      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1997)
52.215-11      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA -
               MODIFICATIONS (OCT 1997)
52.215-12      SUBCONTRACTOR COST OR PRICING DATA (OCT 1997)
52.215-13      SUBCONTRACTOR COST OR PRICING DATA - MODIFICATIONS (OCT 1997)
52.215-14      INTEGRITY OF UNIT PRICES AND ALT I (OCT 1997)
52.215-18      REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS
               (PRB) OTHER THAN PENSIONS (OCT 1997)
52.216-18      ORDERING (OCT 1995)
               (a)  the effective date of award of contract through the twelve
                    (12) months thereafter, unless extended by the exercise of options contained herein.
52.216-19      ORDER LIMITATIONS (OCT 1995)
               (a)  The Government is not obligated to purchase, nor is the contractor obligated to furnish services covered by this contract in an amount of less than $500.00.
               (b)  The contractor is not obligated to honor:
                    (1) Any order for a single item (CLIN) in excess of $500,000.00
                    (2) Any order for a combination of items (CLIN's) in excess of $1,000,000.00
                    (3) A series of orders from the same ordering office within five days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

                                N62678-02-R-0051
                                       I-2

               (c). Not withstanding paragraph (b) and (c) of the clause, the contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order is returned to the ordering office within TWO DAYS after issuance, with written notice stating the Contractor's intent not to perform and the reasons.

52.216-22      INDEFINITE QUANTITY (OCT 1995)
               (d)  Any order issued during the effective period of this
                    contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 120 days.
52.217-9       OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)
               (a)  THE PERFORMANCE PERIOD OF EXPIRING CONTRACT
               (c)  5 YEARS
52.219-4       NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS
               CONCERNS (JAN 1999)
52.219-8       UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)
52.219-9       SMALL BUSINESS SUBCONTRACTING PLAN (JAN 2002)
52.219-16      LIQUIDATED DAMAGES - SUBCONTRACTING PLAN (JAN 1999)
52.222-1       NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
52.222-20      WALSH-HEALEY PUBLIC CONTRACTS ACT (DEC 1996)
52.222-21      PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26      EQUAL OPPORTUNITY (APR 2002)
52.222-35      EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE
               VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-36      AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE
               VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.223-5       POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION (APR 1998)
52.223-6       DRUG-FREE WORKPLACE (MAY 2001)
52.223-12      REFRIGERATION EQUIPMENT AND AIR CONDITIONERS (MAY 1995)
52.223-14      TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)
52.225-8       DUTY-FREE ENTRY (FEB 2000)
52.225-13      RESTRICTIONS ON CERTAIN FOREGIN PURCHASES (JUL 2000)
52.226-1       UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC
               ENTERPRISES (JUN 2000)
52.227-1       AUTHORIZATION AND CONSENT (JUL 1995)
52.227-2       NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
               (AUG 1996)
52.228-5       INSURANCE-WORK ON A GOVERNMENT INSTALLATION (JAN 1997)
52.229-2       NORTH CAROLINA STATE AND LOCAL SALES AND USE TAX WITH ALTERNATE I
               (APR 1984)
52.229-3       FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)
52.229-5       TAXES - CONTRACTS PERFORMED IN U.S. - POSSESSIONS OR PUERTO RICO
               (APR 1984)
52.230-2       COST ACCOUNTING STANDARDS (APR 1998)

                                N62678-02-R-0051
                                       I-3

52.230-3       DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (APR
               1998)
52.230-6       ADMINISTRATION OF COST ACCOUNTING STANDARDS (NOV 1999)
52.232-8       DISCOUNTS FOR PROMPT PAYMENT (FEB 2002)
52.232-9       LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-11      EXTRAS (APR 1984)
52.232-17      INTEREST (JUN 1996)
52.232-18      AVAILABILITY OF FUNDS (APR 1984)
52.232-23      ASSIGNMENT OF CLAIMS INCLUDING ALTERNATE I (JAN 1986)
52.232-25      PROMPT PAYMENT (FEB 2002)
52.232-33      PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR
               REGISTRATION (MAY 1999)
52.232-36      PAYMENT BY THIRD PARTY (MAY 1999)
52.233-1       DISPUTES (ALTERNATE I) (DEC 1998)
52.233-3       PROTEST AFTER AWARD (AUG 1996)
52.237-2       PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION
               (APR 1984)
52.242-13      BANKRUPTCY (JUL 1995)
52.243-1       CHANGES - FIXED PRICE (ALTERNATE II) (AUG 1987)
52.244-2       SUBCONTRACTS (AUG 1998)
52.244-5       COMPETITION IN SUBCONTRACTING (DEC 1996)
52.245-2       GOVERNMENT PROPERTY (FIXED PRICE-CONTRACTS) (DEC 1989)
52.245-4       GOVERNMENT FURNISHED PROPERTY (SHORT FORM) (APR 1984)
52.245-17      SPECIAL TOOLING (DEC 1989)
52.245-19      GOVERNMENT PROPERTY FURNISHED "AS IS" (APR 1984)
52.246-20      WARRANTY OF SERVICES (MAY 2001)
               (b)  Not withstanding inspection and acceptance by the Government or any provision concerning the conclusiveness thereof, the Contractor warrants that all services performed under this contract will, at the time of acceptance, be free from defects in workmanship and conform to the requirements of this contract. The Contracting Officer shall give written notice of any defect or nonconformance to the Contractor within 90 DAYS from the date of acceptance by the Government.
52.247-63      PREFERENCE FOR U.S.-FLAG AIR CARRIERS (JAN 1997)
52.248-1       VALUE ENGINEERING (FEB 2000)
52.249-2       TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED PRICE) (SEP
               1996)
52.249-8       DEFAULT (FIXED PRICE SUPPLY AND SERVICE) (APR 1984)
52.251-1       GOVERNMENT SUPPLY SOURCES (APR 1984)
52.253-1       COMPUTER GENERATED FORMS (JAN 1991)

                                N62678-02-R-0051
                                       I-4

DEPT. OF DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CLAUSES

252.201-7000   CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)
252.203-7001   PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-
               CONTRACT-RELATED FELONIES (MAR 1999)
252.203-7002   DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
252.204-7000   DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7002   PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED (DEC 1991)
252.204-7003   CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.205-7000   PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC
               1991)
252.209-7000   ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
               UNDER THE INTERMEDIATE RANGE NUCLEAR FORCES (INF) TREATY (NOV
               1995)
252.215-7000   PRICING ADJUSTMENTS (DEC 1991)
*252.217-7006  TITLE (DEC 1991)
*252-217-7007  PAYMENTS (DEC 1991)
*252.217-7012  LIABILITY AND INSURANCE (DEC 1991)
*252-217-7014  DISCHARGE OF LIENS (DEC 1991)
252.219-7003   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
               SUBCONTRACTING PLAN (DOD CONTRACTS) (APR 1996)
252.223-7001   HAZARD WARNING LABELS (DEC 1991)
252.223-7004   DRUG-FREE WORK FORCE (SEP 1988)
252.223-7006   PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS
               MATERIALS (APR 1993)
252.225-7001   BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (MAR 1998)
252.225-7002   QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991)
252.225-7009   DUTY-FREE ENTRY-QUALIFYING COUNTRY SUPPLIES (END PRODUCTS AND
               COMPONENTS (AUG 2000)
252.225-7010   DUTY-FREE ENTRY- ADDITIONAL PROVISIONS (AUG 2000)
252.225-7012   PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (APR 2002)
252.225-7014   PREFERENCE FOR DOMESTIC SPECIALTY METALS (MAR 1998)
252.225-7015   PREFERENCE FOR DOMESTIC HAND OR MEASURING TOOLS (DEC 1991)
252.225-7016   RESTRICTION OF ACQUISITION OF BALL AND ROLLER BEARINGS (DEC 2000)
252.225-7019   RESTRICTION ON ACQUISITION OF FOREIGN ANCHOR AND MOORING CHAIN
               (DEC 1991)
252.225-7022   RESTRICTION ON ACQUISITION OF POLYACRYLONITRILE (PAN) CARBON
               FIBER (JUN 1997)
252.225-7025   RESTRICTION ON ACQUISITION OF FORGINGS (JUN 1997)
252.225-7029   PREFERENCE FOR UNITED STATES OR CANADIAN AIR CIRCUIT BREAKERS
               (AUG 1998)
252.225-7030   RESTRICTION ON ACQUISITION OF CARBON, ALLOY, AND ARMOR STEEL
               PLATE (OCT 1992)
252.225-7031   SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252-225-7032   WAIVER OF UNITED KINGDOM LEVIES (OCT 1992)
252.227-7013   RIGHTS IN TECHNICAL DATA - NONCOMMERCIAL ITEMS (NOV 1995)
252.227-7016   RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7017   IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE
               RESTRICTIONS (JUN 1995)

                                N62678-02-R-0051
                                       I-5

252.227-7025   LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED
               INFORMATION MARKED WITH RESTRICTIVE LEGENDS (JUN 1995)
252.227-7030   TECHNICAL DATA - WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7037   VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.231-7000   SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.242-7000   POSTAWARD CONFERENCE (DEC 1991)
252.243-7001   PRICING OF CONTRACT MODIFICATIONS (DEC 1991)
252.245-7001   REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.246-7001   WARRANTY OF DATA (DEC 1991)

*NOTE: IN ANY DFAR CLAUSE WITH ASTERISK SUBSTITUTE THE WORD TASK ORDER IN PLACE OF JOB ORDER IN THE CLAUSE.

I.2. The following additional contract clauses are incorporated into this contract and are provided in full text.

FAR 52.215-21. REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN
               COST OR PRICING DATA - MODIFICATIONS (OCT 1997)

     (a)  Exceptions from cost or pricing data.

          (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.403-4 on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable.

               (i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

               (ii) Information on modifications of contracts or subcontracts for commercial items.

                    (A) If --

                         (1) the original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, or prices set by law or regulation, or was a contract or subcontract for the acquisition a commercial item, and

                         (2) the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.

                    (B) For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include:

                                N62678-02-R-0051
                                       I-6

                         (1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

                         (2) For market-priced items, the source and data or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, described the nature of the market.

                         (3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

          (2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the Contractor's determination of the prices to be offered in the catalog or marketplace.

     (b) Requirements for cost or pricing data. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

          (1) The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

          (2) As soon as practical after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

FAR 52.223-11. OZONE DEPLETING SUBSTANCES (MAY 2001)

     (a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as--

          (1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

          (2) Class II, including, but not limited to, hydrochlorofluorocarbons.

     (b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

WARNING: Contains (or manufactured with, if applicable) _________*_________, a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

                                N62678-02-R-0051
                                       I-7

* The Contractor shall insert the name of the substance(s).

FAR 52.244-6. SUBCONTRACTS FOR COMMERCIAL ITEMS (MAY 2002)

     (a) Definitions. As used in this clause-- "Commercial item" has the meaning contained in the clause at 52.202-1, Definitions. "Subcontract" includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

     (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

     (c)(1) The contractor shall insert the following clauses in subcontracts for commercial items:

               (i) 52.219-8, Utilization of Small Business Concerns (Oct 2000) (15 U.S.C. 637(d)(2)(3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

               (ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

               (iii) 52.222-35, Affirmative Action for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212(a)).

               (iv) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

               (v) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (Jun 2000) (46 U.S.C. Appx 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

          (2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

     (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

FAR 52.252-2. CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

               FAR AT HTTP://WWW.ARNET.GOV/FAR/

               DFARS AT HTTP://WWW.ACQ.OSD.MIL/DP/DARS/DFARS.HTML

FAR 52.252-6. AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

     (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

                                N62678-02-R-0051
                                       I-8

     (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation (48 CFR Chapter 2) Clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

DFAR 252.204-7004. REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)

(a) Definitions.

As used in this clause:

     (1) "Central Contractor Registration (CCR) database" means the primary DoD repository for contractor information required for the conduct of business with DoD.

     (2) "Data Universal Numbering System (DUNS) number" means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

     (3) "Data Universal Numbering System +4 (DUNS+4) number" means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

     (4) "Registered in the CCR database" means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

(b) (1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

     (2) The offeror shall provide its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

     (3) LACK OF REGISTRATION IN THE CCR DATABASE WILL MAKE AN OFFEROR INELIGIBLE FOR AWARD.

     (4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

(c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

(d) Offerors and contractors may obtain information on registration and annual confirmation requirements by CALLING 1-888-227-2423, OR VIA THE INTERNET AT http://www.ccr.gov

                                N62678-02-R-0051
                                       I-9

DFAR 252.251-7000. ORDERING FROM GOVERNMENT SUPPLY SOURCES (MAY 1995)

     (a) When placing orders under Federal Supply Schedules or Personal Property Rehabilitation Price Schedules, the Contractor shall follow the terms of the applicable schedule and authorization. Include in each order:

          (1) A copy of the authorization (unless a copy was previously furnished to the Federal Supply Schedule or Personal Property Rehabilitation Price Schedule contractor).

          (2) The following statement: This order is placed under written authorization from _____________ dated ________. In the event of any inconsistency between the terms and conditions of this order and those of your Federal Supply Schedule contract or Personal Property Rehabilitation Price Schedule contract, the latter will govern.

          (3) The completed address(es) to which the Contractor's mail, freight, and billing documents are to be directed.

     (b) If a Federal Supply Schedule contractor refuses to honor an order placed by a Government contractor under an agency authorization, the Contractor shall report the circumstances to the General Services Administration, FFN, Washington, DC 20406, with a copy to the authorizing office.

     (c) When placing orders under non-mandatory schedule contracts and requirements contracts, issued by the General Services Administration (GSA) Office, of Information Resources Management, for automated data processing equipment, software and maintenance, communications equipment and supplies, and teleprocessing services, the Contractor shall follow the terms of the applicable contract and the procedures in paragraph (a) of this clause. (d) When placing orders for Government stock, the Contractor shall--

          (1) Comply with the requirements of the Contracting Officer's authorization, using FEDSTRIP or MILSTRIP procedures, as appropriate;

          (2) Use only the GSA Form 1948-A, Retail Services Shopping Plate, when ordering from GSA Self Service Stores;

          (3) Order only those items required in the performance of Government contracts; and

          (4) Pay invoices from Government supply sources promptly. For purchases made from DOD supply sources, this means within 30 days of the date of a proper invoice (see also Defense Federal Acquisition Regulation Supplement (DFARS) 251.105). For purposes of computing interest for late Contractor payments, the Government's invoice is deemed to be a demand for payment in accordance with the Interest clause of this contract. The Contractor's failure to pay may also result in the DOD supply source refusing to honor the requisition (see DFARS 251.102(f)) or in the Contracting Officer terminating the Contractor's authorization, to use DOD supply sources. In the event the Contracting Officer decides to terminate the authorization due to the Contractor's failure to pay in a timely manner, the Contracting Officer shall provide the Contractor with prompt written notice of the intent to terminate the authorization and the basis for such action. The Contractor shall have 10 days after receipt of the Government's notice in which to provide additional information as to why the authorization should not

                                N62678-02-R-0051
                                      I-10

          be terminated. Such termination shall not provide the Contractor with an excusable delay for failure to perform or complete the contract in accordance with the terms of the contract, and the Contractor shall be solely responsible for any increased costs.

     (e) Only the Contractor may request authorization for subcontractor use of Government supply sources. The Contracting Officer will not grant authorizations for subcontractor use without approval of the Contractor.

     (f) Government invoices shall be submitted to the Contractor's billing address and Contractor payments shall be sent to the Government remittance address specified below:

     CONTRACTOR'S BILLING ADDRESS (include point of contact and telephone number):

     GOVERNMENT REMITTANCE ADDRESS (include point of contact and telephone number):

                                N62678-02-R-0051
                                       J-1

                                    PART III

          SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

a. Any contract awarded as a result of this solicitation shall consist of the following sections of this solicitation, and the documents, exhibits, and attachments described in paragraph (c) below:

     I.   Part I    The Schedule (Sections A through H)
     II.  Part II   Contract Clauses (Section I)
     III. Part III  List of Documents, Exhibits and other Attachments
                    (Section J)
     IV.  Part IV   Representations and Instructions (Sections K through M)

b. Part IV of the solicitation will not be physically incorporated into the resulting contract. However, Section K, "Representations, Certifications and Other Statements of Offerors or Respondents" will be retained in the contract file and acceptance of a proposal under this solicitation incorporates Section K by reference into the resultant contract. (FAR 15.204-1(b)).

c. The following is a list of attachments to the RFP. Attachments J1 through J12 and Attachment J16 will be incorporated into the contract along with all references listed in C.4. Additionally, the contractor shall be responsible for the latest revisions of all references, specifications, and standards in effect at the time options are exercised or task orders issued.

ATTACHMENT
NUMBER                             ATTACHMENT TITLE
------                             ----------------
J1        Contract Data Requirements List (CDRL)(DD Form 1423)
J2        GWI 042-01, Work Authorization Form (WAF) Requirements; accomplish
J3        GWI 042-02, Norfolk Naval Shipyard (NNSY) Work Authorization Form
          (WAF) Requirements; accomplish
J4        GWI 042-05, General Requirements for Work on Submarines; accomplish
J5        GWI 042-06, General Requirements for Work on Aircraft Carriers;
          accomplish
J6        GWI 042-07, Nuclear Powered Ships/Nuclear Support Ships; special requirements
J7 GWI 042-08, General Requirements for Work Within Norfolk Naval Shipyard (For Ship's Utilizing Convenience Berthing); accomplish (PCP)
J8 GWI 042-11, General Requirements for Work Within Norfolk Naval Shipyard; accomplish
J9 GWI 042-26, Security Requirements for Work Within Norfolk Naval Shipyard; accomplish
J10 GWI 042-37, General Requirements for Work Within Naval Station Norfolk and Naval Amphibious Base (NAB) Little Creek; accomplish
J11       SWI 077-01, Hazardous Waste Produced on Naval Vessels; control
J12       Quality System (Non-Complex IDIQ Contracts)
J13       Past Performance Reference List
J14       Past Performance Information (PPI) Questionnaire
J15       Request for Specification Clarification
J16 Department of Defense Contract Security Classification Specification (DD Form 254)

                                N62678-02-R-0051
                                    Page K-1

                                     PART IV
                   SECTION K, REPRESENTATIONS, CERTIFICATIONS
                        AND OTHER STATEMENTS OF OFFERORS

K.1. This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text:

52.203-11      CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE
               CERTAIN FEDERAL TRANSACTIONS (APR 1991)
52.223-4       RECOVERED MATERIAL CERTIFICATION (AUG 2000)
252.227-7028   TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO THE
               GOVERNMENT (JUN 1995)

K.2. The following additional contract clauses are incorporated into this contract and are provided in full text:

FAR 52.203-2. CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (APR 1985)

     (a) The offeror certifies that

          (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

          (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

          (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

     (b) Each signature on the offer is considered to be a certification by the signatory that the signatory -

          (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

          (2) (i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above (insert full name of person(s) in the offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror's organization);

               (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

              (iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

    (c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

                                N62678-02-R-0051
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FAR 52.204-3. TAXPAYER IDENTIFICATION (OCT 1998)

     (a)  Definitions.

          (1) "Common parent," as used in this provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

          (2) "Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns. The TIN may be either a Social Security Number or an Employer Identification Number.

     (b) All offerors must submit the information required in paragraphs (d) through (f) of this provision to comply with debt collection requirements of 31 U.S.C. 7701(c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M, and implementing regulations issued by the IRS. If the resulting contract is subject to the payment reporting requirements described in Federal Acquisition Regulation
          (FAR) 4.904, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

     (c) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror's relationship with the Government (31 U.S.C. 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror's TIN.

     (d)  Taxpayer Identification Number (TIN).

          [X]  TIN: 86-0570800.
          [ ]  TIN has been applied for.
          [ ]  TIN is not required because:
          [ ] Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income, effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;

     (e)  Type of Organization

          [ ]  Sole Proprietorship;
          [ ]  Partnership;
          [X]  Corporate entity (not tax-exempt);
          [ ]  Corporate entity (tax-exempt);
          [ ]  Government entity (Federal, State or local);
          [ ]  Foreign government;
          [ ]  International organization per 26 CFR 1.6049-4;
          [ ]  Other

                                N62678-02-R-0051
                                    Page K-3

     (f)  Common Parent

          [X] Offeror is not owned or controlled by a common parent as defined in paragraph (a) of thisclause.
          [ ]  Name and TIN of common parent:

     Name

     TIN

52.204-5. WOMEN-OWNED BUSINESS OTHER THAN SMALL BUSINESS (MAY 1999)

(a) DEFINITION. "Women-owned business concern," as used in this provision, means a concern that is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of its stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b) REPRESENTATION. The offeror represents that it is a women-owned business concern.

FAR 52.209-5. CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT,
              AND OTHER RESPONSIBILITY MATTERS (DEC 2001)

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that-

     (i)  The Offeror and/or any of its Principals-

          (A) Are [ ] are not [X] presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

          (B) Have [ ] have not [X], within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

          (C) Are [ ] are not [X] presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in paragraph
               (a)(1)(i)(B) of this provision.

     (ii) The Offeror has [ ] has not [X] , within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

     THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

                                N62678-02-R-0051
                                    Page K-4

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

FAR 52.215-6. PLACE OF PERFORMANCE (OCT 1997)

     (a) The offeror or respondent, in the performance of any contract resulting from this solicitation, * intends, * does not intend [check applicable block] to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.

     (b) If the offeror or respondent checks "intends" in paragraph (a) of this provision, it shall insert in the following spaces the required information:

Place of Performance          Name and Address of Owner
(Street Address, City,        and Operator of the Plant
State, County, Zip Code)      or Facility if Other than
                              Offeror or Respondent

FRANK DEAN, G.M               HAROLD HARP, SUPR.
H.E.R.C. PRODUCTS             H.E.R.C. PRODUCTS
INCORPORATED                  INCORPORATED
1420 COLUMBUS AVE.            436 W. EIGHTTH ST., STE A
PORTSMOUTH, VA                NATIONAL CITY, CA
23704                         91950

                                N62678-02-R-0051
                                    Page K-5

FAR 52.219-1. SMALL BUSINESS PROGRAM REPRESENTATIONS (APR 2002)

(a) (1) The North American Industry Classification System (NAICS) code for this acquisition is 336611.

     (2) The small business size standard is 1000.

     (3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(b)  Representations.

     (1) The offeror represents as part of its offer that it [X] is, [ ] is not a small business concern.

     (2) [COMPLETE ONLY IF THE OFFEROR REPRESENTED ITSELF AS A SMALL BUSINESS CONCERN IN PARAGRAPH (B)(1) OF THIS PROVISION.] The offeror represents, for general statistical purposes, that it [ ] is, [X] is not, a small disadvantaged business concern as defined in 13 CFR 124.1002.

     (3) [COMPLETE ONLY IF THE OFFEROR REPRESENTED ITSELF AS A SMALL BUSINESS CONCERN IN PARAGRAPH (B)(1) OF THIS PROVISION.] The offeror represents as part of its offer that it [ ] is, [X] is not a women-owned small business concern.

     (4) [COMPLETE ONLY IF THE OFFEROR REPRESENTED ITSELF AS A SMALL BUSINESS CONCERN IN PARAGRAPH (B)(1) OF THIS PROVISION.] The offeror represents as part of its offer that it [ ] is, [X] is not a veteran-owned small business concern.

     (5) [COMPLETE ONLY IF THE OFFEROR REPRESENTED ITSELF AS A VETERAN-OWNED SMALL BUSINESS CONCERN IN PARAGRAPH (B)(4) OF THIS PROVISION.] The offeror represents as part of its offer that it [ ] is, [X] is not a service-disabled veteran-owned small business concern.

     (6) [COMPLETE ONLY IF THE OFFEROR REPRESENTED ITSELF AS A SMALL BUSINESS CONCERN IN PARAGRAPH (B)(1) OF THIS PROVISION.] The offeror represents, as part of its offer, that -

          (i) It [ ] is, [X] is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126; and

          (ii) It [ ] is, [X] is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph
          (b)(6)(i) of this provision is accurate of the HUBZone small business concern or concerns that are participating in the joint venture. [THE OFFEROR SHALL ENTER THE NAME OR NAMES OF THE HUBZONE SMALL BUSINESS CONCERN OR CONCERNS THAT ARE PARTICIPATING IN THE JOINT VENTURE:
          _____________.] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

                                N62678-02-R-0051
                                    Page K-6

(c) Definitions. As used in this provision -

     "Service-disabled veteran-owned small business concern" -

     (1)  Means a small business concern -

          (i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

          (ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

     (2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

     "Small business concern," means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision.

     "Veteran-owned small business concern" means a small business concern -

     (1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

     (2) The management and daily business operations of which are controlled by one or more veterans.

     "Women-owned small business concern," means a small business concern -

     (1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

     (2) Whose management and daily business operations are controlled by one or more women.

(d)  Notice.

     (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

     (2) Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small, HUBZone small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall-

                                N62678-02-R-0051
                                    Page K-7

          (i)   Be punished by imposition of fine, imprisonment, or both;

          (ii) Be subject to administrative remedies, including suspension and debarment; and

          (iii) Be ineligible for participation in programs conducted under the authority of the Act.

Alternate I (Apr 2002). As prescribed in 19.307(a)(2), add the following paragraph (b)(7) to the basic provision:

     (7) [COMPLETE IF OFFEROR REPRESENTED ITSELF AS DISADVANTAGED IN PARAGRAPH
(B)(2) OF THIS PROVISION.] The offeror shall check the category in which its ownership falls:

     [ ] Black American.

     [ ] Hispanic American.

     [ ] Native American (American Indians, Eskimos, Aleuts, or Native
Hawaiians).

     [ ] Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Japan, China, Taiwan, Laos, Cambodia (Kampuchea), Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands (Republic of Palau), Republic of the Marshall Islands, Federated States of Micronesia, the Commonwealth of the Northern Mariana Islands, Guam, Samoa, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru).

     [ ] Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal).

     [ ] Individual/concern, other than one of the preceding.

FAR 52.219-19. SMALL BUSINESS CONCERN REPRESENTATION FOR THE SMALL BUSINESS
               COMPETITIVENESS DEMONSTRATION PROGRAM (OCT 2000)

(a) Definition.

"EMERGING SMALL BUSINESS" as used in this solicitation, means a small business concern whose size is no greater than 50 percent of the numerical size standard applicable to the North American Industry Classification System (NAICS) code assigned to a contracting opportunity.

(b) (Complete only if the Offeror has represented itself under the provision at FAR 52.219-1 as a small business concern under the size standards of this The offeror is, is not an emerging small business.

(c) (Complete only if the Offeror is a small business or an emerging small business, indicating its size range.) Offeror's number of employees for the past twelve months (check this column if size standard stated in solicitation is expressed in terms of number of employees) or Offeror's average annual gross revenue for the

                                N62678-02-R-0051
                                    Page K-8

last 3 fiscal years (check this column if size standard stated in solicitation is expressed in terms of annual receipts). (Check one of the following).

No. of Employees Average Annual Gross Revenues

          [ ]  50 or fewer         [ ]  $1 million or less
          [X]  51 - 100            [ ]  $1,000,001 - $2 million
          [ ]  101 - 250           [ ]  $2,000,001 - $3.5 million
          [ ]  251 - 500           [ ]  $3,500,001 - $5 million
          [ ]  501 - 750           [ ]  $5,000,001 - $10 million
          [ ]  751 - 1,000         [ ]  $10,00,001 - $17 million
          [ ]  Over 1,000          [ ]  Over $17 million

FAR 52.219-21. SMALL BUSINESS SIZE REPRESENTATION FOR TARGETED INDUSTRY
               CATEGORIES UNDER THE SMALL BUSINESS COMPETITIVENESS DEMONSTRATION PROGRAM (MAY 1999)

(Complete only if the Offeror has certified itself under the provision 52.219-1 as a small business concern under the size standards of this solicitation.)

Offeror's number of employees for the past 12 months (check this column if size standard stated in the solicitation is expressed in terms of number of employees) or Offeror's average annual gross revenue for the last 3 fiscal years (check this column if size standard stated in solicitation is expressed in terms of annual receipts). (Check one of the following.)

     No. of Employees Average Annual Gross Revenues

     [ ]  50 or fewer         [ ]  $1 million or less
     [X]  51 - 100            [ ]  $1,000,001 - $2 million
     [ ]  101 - 250           [ ]  $2,000,001 - $3.5 million
     [ ]  251 - 500           [ ]  $3,500,001 - $5 million
     [ ]  501 - 750           [ ]  $5,000,001 - $10 million
     [ ]  751 - 1,000         [ ]  $10,00,001 - $17 million
     [ ]  Over 1,000          [ ]  Over $17 million

FAR 52.222-22. PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (FEB 1999)

The offeror represents that:

(a) It [X] has, [ ] has not participated in a previous contract or subcontract subject to the Equal Opportunity clause of this solicitation;

(b)  It [X] has, [ ] has not, filed all required compliance reports; and

(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

                                N62678-02-R-0051
                                    Page K-9

FAR 52.222-25. AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

The offeror represents that (a) [X] it has developed and has on file, [ ] has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) it [ ] has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

The Offeror certifies that

(a) Any facility to be used in the performance of this proposed contract is [ ], is not [X] listed on the Environmental Protection Agency (EPA) List of Violating Facilities;

(b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities and

(c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

FAR 52.223-13. CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)

     (a) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995.

     (b) By signing this offer, the offeror certifies that--

          (1) As the owner of operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023), and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

          (2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: (check each blank applicable)

               [ ] (i) The facility does not manufacture, process or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c);

               [ ] (ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA 42 U.S.C. 11023(b)(1)(A);

               [X] (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

               [ ] (iv) The facility does not fall within the Standard Industrial Classification Code (SIC) designations 20 through 39 or their corresponding North American industry Classification System (NAICS) sectors 31 through 33; or

               [ ] (v) The facility is not located within any State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the United States Virgin Islands, the Northern Marina Islands, or any other territory or possession over which the United States has jurisdiction.

                                N62678-02-R-0051
                                    Page K-10

FAR 52.230-1. COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION (JUN 2000)

NOTE:

This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III. Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract. If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-2(c)(5) or 9903.201-2(c)(6), respectively.

I. DISCLOSURE STATEMENT-COST ACCOUNTING PRACTICES AND CERTIFICATION

(a) Any contract in excess of $500,000 resulting from this solicitation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 48 CFR 9903.201-1.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR 9903.202. When required, the Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

CAUTION:

In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c) Check the appropriate box below:

     [ ] (1) Certificate of Concurrent Submission of Disclosure Statement. The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows: (i) Original and one copy to the cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable; and (ii) One copy to the cognizant Federal auditor.

(Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation.)

     Date of Disclosure Statement:

     Name and Address of Cognizant ACO or Federal Official Where Filed:

                                N62678-02-R-0051
                                    Page K-11

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

     [ ] (2) Certificate of Previously Submitted Disclosure Statement.

The offeror hereby certifies that the required Disclosure Statement was filed as follows:

     Date of Disclosure Statement:

     Name and Address of Cognizant ACO or Federal Official Where Filed:

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

     [ ] (3) Certificate of Monetary Exemption.

The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

     [ ] (4) Certificate of Interim Exemption.

The offeror hereby certifies that (i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with 48 CFR 9903.202-1, the offeror is not yet required to submit a Disclosure Statement.

The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under paragraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

CAUTION:

Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II. COST ACCOUNTING STANDARDS-ELIGIBILITY FOR MODIFIED CONTRACT COVERAGE

If the offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

                                N62678-02-R-0051
                                    Page K-12

[ ] The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

CAUTION:

An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $50 million or more.

III. ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING CONTRACTS

The offeror shall indicate below whether award of the contemplated contract would, in accordance with paragraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

     [ ] Yes   [ ] No

DFARS 252.225-7000. BUY AMERICAN ACT - BALANCE OF PAYMENTS PROGRAM CERTIFICATE
                    (SEP 1999)

     (a) Definitions. Domestic end product, qualifying country, qualifying country end product, and non-qualifying country end product have the meanings given in the Buy American Act and Balance of Payments Program clause of this solicitation.

     (b) Evaluation. Offers will be evaluated by giving preference to domestic end products and qualifying country end products over nonqualifying country end products.

     (c) Certifications. (1) The Offeror certifies that -

          (i) Each end product, except those listed in paragraphs (c)(2) or (3) of this provision, is a domestic end product; and

          (ii) Components of unknown origin are considered to have been mined, produced, or manufactured outside the United States or a qualifying country.

     (2) The Offeror certifies that the following end products are qualifying country end products:

                         QUALIFYING COUNTRY END PRODUCTS

                Line item no.                  Country of origin
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                  (LIST ONLY QUALIFYING COUNTRY END PRODUCTS.)

                                N62678-02-R-0051
                                    Page K-13

     (3) The Offeror certifies that the following end products are nonqualifying country end products:

                       NONQUALIFYING COUNTRY END PRODUCTS

              Line item no.            Country of origin (if known)
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

DFARS 252.225-7003. INFORMATION FOR DUTY-FREE ENTRY EVALUATION (MAR 1998)

     (a)  Does the offeror propose to furnish

          (1) A domestic end product with non-qualifying country components for which the offeror requests duty-free entry; or

          (2) A foreign end product consisting of end items, components, or material of foreign origin other than those for which duty-free entry is to be accorded pursuant to the Duty-Free Entry - Qualifying Country Supplies (End Products and Components) clause or, if applicable, the Duty-Free Entry--Eligible End Products clause of this solicitation?

     [ ] Yes   [X] No

     (b)  If the answer to (a) is yes, answer the following questions:

          (1)  Are such foreign supplies now in the United States?

               [ ] Yes   [ ] No

          (2)  Has the duty on such foreign supplies been paid?

               [ ] Yes   [ ] No

          (3) If the answer to paragraph (b)(2) is no, what amount is included in the offer to cover such duty?

               $__________

     (c) If the duty has not been paid, the Government may elect to make award on a duty-free basis. If so, the offered price will be reduced in the contract award by the amount specified in paragraph (b)(3). The Offeror agrees to identify, at the request of the Contracting Officer, the foreign supplies which are subject to duty-free entry.

                                N62678-02-R-0051
                                    Page K-14

DFARS 252.227-7036. DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)

     (a) All technical data delivered under this contract shall be accompanied by the following written certification:

     The contractor, H.E.R.C. PRODUCTS INC., hereby certifies that, to the best of its knowledge and belief, the technical data delivered herewith under Contract Nois complete, accurate, and complies with all requirements of the contract.

     Date AUGUST 12, 2002
     Name and Title of Certifying Official S. STEVEN CARL CEO/PRESIDENT

                                N62678-02-R-0051                      AMEND 0007
                                      L-1

          SECTION L - INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

L.1. This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text.

FAR CITE       TITLE AND DATE

52.204-6       DATA UNIVERSAL NUMBERING SYSTEM (DUNS) NUMBER (JUN 1999)
52.215-1       INSTRUCTION TO OFFERORS - COMPETITIVE ACQUISITION (MAY 2001)
52.215-16      FACILITIES CAPITAL COST OF MONEY (OCT 1997)
52.216-27      SINGLE OR MULTIPLE AWARDS (OCT 1995)
52.222-24      PREAWARD ON-SITE EQUAL OPPORTUNITY COMPLIANCE EVALUATION (FEB
               1999)

DFAR CITE      TITLE AND DATE

252.204-7001   COMMERCIAL AND GOVERNMENTAL ENTITY (CAGE) CODE REPORTING
               (AUG 1999)
252.209-7001   DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A
               TERRORIST COUNTRY (MAR 1998)

L.2. The following additional contract clauses are incorporated into this contract and are provided in full text:

FAR 52.211-2. AVAILABILITY OF SPECIFICATIONS LISTED IN THE DOD INDEX OF
              SPECIFICATIONS AND STANDARDS (DODISS) AND DESCRIPTIONS LISTED IN THE ACQUISITION MANAGEMENT SYSTEMS AND DATA REQUIREMENTS CONTROL LIST, DOD 5010.12-L (DEC 1999)

Copies of specifications, standards, and data item descriptions cited in this solicitation may be obtained --

     (a)  From the ASSIST database via the Internet at http://assist.daps.mil;
          or

     (b)  By submitting a request to the -

          Department of Defense Single Stock Point (DoDSSP)
          Building 4, Section D
          700 Robbins Avenue
          Philadelphia, PA 19111-5094
          Telephone (215) 697-2667/2179
          Facsimile (215) 697-1462

FAR 52.211-14. NOTICE OF PRIORITY RATING FOR NATIONAL DEFENSE USE (SEP 1990)

Any contract awarded as a result of this solicitation will be a ( ) DX rated order; (X) DO rated order certified for national defense use under the Defense Priorities and Allocations System 9(DPAS) (15 CFR 700), and the Contractor will be required to follow all of the requirements of this regulation.

                                N62678-02-R-0051                      AMEND 0007
                                       L-2

FAR 52.216-1. TYPE OF CONTRACT (APR 1984)

The Government contemplates award of a Firm Fixed Price, Indefinite Delivery/Indefinite Quantity contract resulting from this solicitation.

FAR 52.233-2. SERVICE OF PROTEST (AUG 1996)

     (a) Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from

               Billie Noah/Phillip Fields (Code 410)
               Contracting Officer
               Supervisor of Shipbuilding, C&R, USN
               P.O. Box 215
               Portsmouth, VA. 23705-0215

     (b) The copy of any protest shall be received in the office designated above on the same day a protest is filed with the GSBCA or within one day of filing a protest with the GAO.

FAR 52.252-1. SOLICITATION PROVISIONS INCORPORATED BY REFERENCE (FEB 1998)

This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The offeror is cautioned that the listed provisions may include blocks that must be completed by the offeror and submitted with its quotation or offer. In lieu of submitting the full text of those provisions, the offeror may identify the provision by paragraph identifier and provide the appropriate information with its quotation or offer. Also, the full text of a solicitation provision may be accessed electronically at this/these address(es):

               FAR AT HTTP://WWW.ARNET.GOV/FAR/
               DFARS AT HTTP://WWW.ACQ.OSD.MIL/DP/DARS/DFARS.HTML

DFAR 252.211-7001. AVAILABILITY OF SPECIFICATIONS AND STANDARDS NOT LISTED IN
                   DODISS, DATA ITEM DESCRIPTIONS NOT LISTED IN DOD 5010.12-L, AND PLANS, DRAWINGS, AND OTHER PERTINENT DOCUMENTS (DEC 1991)

Offerors may obtain the specifications, standards, plans, drawings, data item descriptions, and other pertinent documents cited in this solicitation by submitting a request to:

     Standardization Document
     Order Desk, Building 4, Section D
     700 Robbins Avenue
     Philadelphia, PA  19111-5094

Include the number of the solicitation and the title and number of the specification, standard, plan, drawing, or other pertinent document.

                                N62678-02-R-0051                      AMEND 0007
                                       L-3

DFAR 252.211-7002. AVAILABILITY FOR EXAMINATION OF SPECIFICATIONS, STANDARDS,
                   PLANS, DRAWINGS, DATA ITEM DESCRIPTIONS, AND OTHER PERTINENT DOCUMENTS (DEC 1991)

The specifications, standards, plans, drawings, data item descriptions, and other pertinent documents cited in this solicitation are not available for distribution but may be examined at the following location:

     Supervisor of Shipbuilding, Conversion and Repair, USN
     Building 11, Technical Library
     Norfolk Naval Shipyard
     Portsmouth, VA 23705
     Telephone: (757) 396-2245/2251

HQ L-2-0003. FACILITY SECURITY CLEARANCE (NAVSEA) (SEP 1990)

     (a) No award will be made to any offeror which does not posses a facility security clearance issued by the Defense Investigative Service at the CONFIDENTIAL level. SUPSHIP CODE 182 will initiate appropriate security clearance action for any apparent successful offeror, which does not already possess such clearance. The Government is not obligated to delay award pending security clearance of any offeror.

     (b) The security classification of this procurement is specified in the Contract Security Classification Specification, DD Form 254, attached hereto

HQ L-2-0011. TELEGRAPHIC OFFERS (NAVSEA) (MAY 1993)

Telegraphic offers will not be considered although offers may be modified by telegraphic notice provided such notice is received prior to the time set for the receipt of offers. Telegraphic modifications of offers shall be addressed to:

     Supervisor of Shipbuilding, Conversion and Repair, USN
     Contracts Department, Code 410
     Norfolk Naval Shipyard, Bldg. 51
     Portsmouth, VA 23705-0215
     Telephone: (757) 396-5041 ext. 439/433

SS L-2-0003. PRE-AWARD SURVEY

The Government reserves the right to conduct a pre-award survey or to require other evidence of technical, production, managerial, financial, and similar abilities to perform prior to the award of a contract.

SS L-2-0006. SECURITY REQUIREMENTS AND DESTRUCTION OF CLASSIFIED MATERIAL

If this solicitation involves classified defense information, the offeror must safeguard such information by clearly indicating on all material relating thereto the applicable classification marking as set forth in the Contract Security Classification Specification (DD Form 254), if attached hereto (Section
J), or other written notification, and by maintaining security controls in accordance with the provisions of the "Security Requirements" clause contained in this solicitation. If no offer is to be submitted or if the offeror receives notification that he is no longer being considered for award, the offeror must destroy all such classified material in accordance with the National Industrial Security Program Operating Manual

                                N62678-02-R-0051                      AMEND 0007
                                       L-4

(Attachment to DD Form 441). Clearance for visit to Naval establishments will be handled in accordance with the provisions of the Industrial Security Manual for Safeguarding Classified Information (Attachment to DD Form 441). Requests for visits to the Supervisor of Shipbuilding shall be forwarded to:

     Supervisor of Shipbuilding, Conversion and Repair, USN
     Code 185
     P.O. Box 215
     Portsmouth, VA 23705-0215
     Telephone: (757) 396-4932; FAX: (757) 396-4757

SS L-2-0008. WORK AT A GOVERNMENT INSTALLATION

If the Schedule requires work to be performed aboard ship while located at a Government installation, offerors are urged and expected to inspect the site where services are to be performed and to satisfy themselves as to all general and local conditions, including security requirements that may affect the cost of performing the work, in the event such information is reasonably obtainable. In no event will the failure to inspect the site constitute grounds for a claim after award of the task order/contract.

L.3. SUBMISSION OF PROPOSALS

GENERAL

In addition to the hard copies stipulated, the entire proposal, which includes section A through M of the solicitation, technical proposal and past performance proposal must be submitted electronically on either a 3.5" disk or compact disk
(CD) using Microsoft Office 97 applications or readable with Adobe Acrobat. All electronic files shall be protected or made read-only prior to submission.

Section B (Microsoft Excel 97), the SF 33, Sections C, K, L and M (in Microsoft Word 97) have been posted to the solicitation web site separately from the solicitation (1707, D, E, F, G, H, I and J).

Offerors are required to submit their proposals in three separate parts as follows:

     Offerors are required to submit their proposals as follows: TECHNICAL (PART
     I) AND PAST PERFORMANCE (PART II) OF THE PROPOSAL SHALL BE FURNISHED IN SEPARATE BINDERS AND (COLLECTIVELY) SHALL NOT EXCEED 300 PAGES, single spaced, legibly typewritten on white bond paper, PRINTED SINGLE SIDED ONLY, with one-inch margins, in a type size no smaller than 12 point, on 8 1/2 by 11 inch pages. Foldouts are permitted, but must be 8 1/2 by 11 inches folded. Size of the pages must be uniform; tables, figures and charts may be reduced. NO PRICING INFORMATION SHALL BE INCLUDED IN PART I OR PART II. Clarity and completeness of the proposal is of the utmost importance. The proposal shall be written in a practical, clear and concise manner. Unnecessarily elaborate brochures or other presentations beyond what is sufficient to present a complete and effective proposal are not desired. The offeror should use flow charts and tables wherever possible in order to provide a concise presentation of their response. EACH PAGE OF EVERY COPY SHOULD BE AFFIXED WITH THE DATE, SOLICITATION NUMBER, OFFEROR'S NAME AND FOLLOWING LEGEND: SOURCE SELECTION INFORMATION, SEE FAR 3.104.

     PART I - TECHNICAL PROPOSAL - ORIGINAL AND 3 HARD COPIES ALONG WITH AN ELECTRONIC COPY ARE REQUIRED to include all data and information required for evaluation, excluding any reference to the cost/price aspects of the offer.

                                N62678-02-R-0051                      AMEND 0007
                                       L-5

     PART II - PAST PERFORMANCE PROPOSAL - ORIGINAL AND 3 HARD COPIES ALONG WITH AN ELECTRONIC COPY ARE REQUIRED to include all data and information required for evaluation, excluding any reference to the cost/price aspects of the offer.

     PART III - PRICE PROPOSAL - ORIGINAL AND 1 HARD COPY REQUIRED ALONG WITH AN ELECTRONIC COPY of the complete solicitation (Sections A through M and the SF-33) with prices filled for applicable group in Section B (electronically not manually) and inserted behind the SF-33.

     THE PROPOSALS SHALL CONTAIN NO CLASSIFIED MATERIAL. IT IS THE SOLE RESPONSIBILITY OF THE OFFEROR TO ENSURE THAT THE ELECTRONIC MEDIA SUBMITTED IS VIRUS FREE AND CAN BE OPENED AND READ BY THE GOVERNMENT. IF THE ELECTRONIC MEDIA CANNOT BE OPENED AND READ BY THE GOVERNMENT, THE OFFEROR SHALL HAVE A REASONABLE AMOUNT OF TIME, TYPICALLY 72 HOURS, AFTER NOTIFICATION OF THE SAME TO CORRECT THE DEFICIENCY. AFTER THAT TIME, IF THE ELECTRONIC MEDIA CANNOT BE OPENED AND READ BY THE GOVERNMENT, THE OFFER MAY BE INELIGIBLE FOR AWARD. IN CASE OF CONFLICT BETWEEN THE ELECTRONIC COPY OF THE PROPOSAL AND THE PAPER COPY OF THE PROPOSAL, THE ELECTRONIC COPY SHALL TAKE PRECEDENCE.

In the event any portion of the proposals is prepared or written by anyone who is not a bona fide employee of the firm submitting the proposals, a certificate to this effect shall be furnished. The certificate shall be signed by a responsible officer of the offeror and shall also identify the person's name, employment capacity, the name of the person's firm, the relationship of that firm to the offeror, and the portion of the proposals the person wrote.

PROPOSAL CONTENT

The format of each offeror's proposal shall be as stated below. The intent is not to restrict the offerors in the manner in which the proposal is presented, but rather to ensure a certain degree of uniformity in the format of the responses for evaluation purposes. Part I (Technical) consists of the following sub-factors:

ORGANIZATION/MANAGEMENT, MANPOWER RESOURCES, and CHEMICAL SOLUTION. Part II (Past Performance) consists of the following sub-factors: TECHNICAL (QUALITY OF PRODUCT), SCHEDULE (TIMELINESS OF PERFORMANCE), and MANAGEMENT. Part III (Price Proposal) is comprised of the complete solicitation (Sections A through M), including Standard Form 33 and the prices set forth in Schedule B.

PART I - TECHNICAL

     a. The proposal should clearly demonstrate that the offeror has a thorough understanding of and capability to perform the tasks described in the Statement of Work cited in Section C. It is recognized that all technical elements cannot be detailed in advance, but the proposal must be sufficient to describe the manpower and equipment/facilities the offeror proposes to use to accomplish the effort described in Section C. Statements that the prospective offeror understands, can or will comply with the contract requirements, or paraphrasing the contract Statement of Work or parts thereof are considered inadequate. At a minimum, offerors shall provide in their proposals detailed information organized as follows:

     ORGANIZATION/MANAGEMENT

     (1) Your overall company approach, management organization, authority, functions, and responsibilities of the management, planning, quality assurance, subcontracting, scheduling, on site supervisors and journeyman mechanics in performing ordered work under this contract. Include any work to be subcontracted and teaming agreements, including the rationale for such and a description of interfaces and responsibilities. Also include your organizational chart as it pertains to the proposal demonstrating clearly defined lines of authority and control.

                                N62678-02-R-0051                      AMEND 0007
                                       L-6

     (2) Description of your production scheduling processes to develop efficient production schedules and effective tracking of ongoing work including emergent work.

     (3) Plan to complete chemical cleaning of one or more CHT system zones aboard ship in a timely manner with minimum disruption to the crew and operating schedule of the ship.

     (4) Plan to respond to more than one requirement (simultaneous task orders for more than one ship).

     (5) Plan describing adaptability to cope with ship's schedule changes.

     (6) Describe your procedures and techniques to be used for accepting emergent task orders; commencing production efforts within one day of notification and completing the task within the performance period.

     MANPOWER RESOURCES

     (1) Provide specific information on personnel to be used to perform work under this contract including number available, location, qualifications, prior experience, etc. that shows overall capability to provide quality work in response to required time constraints. Information should reflect manpower resources currently available as well as data on manpower proposed.

     (2) Describe any plans to recruit, train, or otherwise obtain adequately trained personnel to fulfill requirements of this contract.

     (3) Describe any teaming or subcontracting arrangements that you plan to enter into to accomplish the proposed effort. Describe interfaces and responsibilities. What type of work will be subcontracted? Provide name and address of subcontractors. What is the estimated percentage of total work to be performed by subcontractors?

     (4) Provide specific information on the ability in terms of manning to perform emergent requirements.

     CHEMICAL SOLUTION

     (1) The offeror shall provide the following information concerning the "Chemical Solution" which will be utilized in cleaning the CHT system:

          (a)  Commercial name of chemical solution:____________________________

          (b)  Chemical identification of ingredients:__________________________

          (c)  Hazardous ingredients:___________________________________________

          (d)  Toxicity index:__________________________________________________

          (e)  Corrosive effect on base metal:__________________________________

          (f)  Length of time to dissolve scale and blockage:___________________

                                N62678-02-R-0051                      AMEND 0007
                                       L-7

     (2)  The Chemical Solution identified above:

          (a) Shall be non-corrosive nor will it cause damage to CHT system piping.
          (b)  Shall be non-toxic and pose no hazard to ship's personnel.
          (c) Shall not affect CHT system components (including gaskets and seals).
          (d)  Shall not be a fire/explosion hazard.
          (e)  Shall not generate hazardous waste.
          (f) Shall be disposable, after treatment, meeting all federal, state and local regulations.

     (3) The offeror shall provide as a part of the technical proposal an original and one copy of an independent laboratory report on the proposed chemical cleaning solution's effect on base metals specified for piping, fittings and valves in category R-4 of MIL-STD-777.

     (4) (C) The contractor shall provide corrosion data on the cleaning solution that will be used for the chemical cleaning. The data shall indicate the corrosion rate of the cleaning chemical on 90-10 copper-nickel (CuNi), 70-30 CuNi, 90-10 CuNi welded with 70-30 CuNi, and bronze. The 90-10 and 70-30 CuNi used to generate the corrosion data shall be as per C.4.d, the welded 90-10 CuNi shall be as per C.4.e and bronze shall be as per C.4.f. The corrosion data shall be generated by exposure of the 90-10 CuNi, 70-30 CuNi, welded 90-10 CuNi and bronze to an agitated solution of the cleaning chemical for a total period of at least 72 hours. The pH of the solution shall be the pH intended to be used during the chemical cleaning. The corrosion data shall be obtained and reported for every 24 hours of cleaning. An independent laboratory shall perform the corrosion analysis. Permissible limits on the corrosion rates reported by the contractor shall be the following:

                        90-10             Welded           70-30
                         CuNi           90-10 CuNi          CuNi      Bronze
                         ----           ----------          ----      ------
          Mils/yr        3.8                3.8             7.0        3.5
          In/yr        0.0038             0.0038           0.007      0.0035

     (5) Corrosion rates reported by the contractor shall be within these limits. Cleaning chemicals within these limits can be expected to be safe for use in cleaning sanitary waste system components within the guidelines set forth in these requirements. The corrosion rate requirements presented above were developed based on corrosion experiments conducted by NSWCCD-SSES Code 631, Philadelphia, PA. NSWCCD-SSES Code 631 will inform all concerned if additional corrosion experiments or future sanitary waste system data or information obtained by NSWCCD-SSES Code 631 warrants a revision to the permissible corrosion rates indicated above.

PART II - PAST PERFORMANCE

     A. THE GOVERNMENT WILL EVALUATE PAST PERFORMANCE AS A FACTOR FOR AWARD. TO ALLOW FOR THE EVALUATION OF THE SUB-FACTORS LISTED IN SECTION M.2 OF THE SOLICITATION, THE GOVERNMENT INTENDS TO REVIEW CONTRACTOR PERFORMANCE ASSESSMENT REPORTING SYSTEM (CPARS) RATINGS AND OTHER EXISTING PAST PERFORMANCE RATINGS ON RELEVANT CONTRACTS. THE GOVERNMENT MAY ALSO REVIEW OTHER RELEVANT PAST PERFORMANCE INFORMATION CONTAINED IN EITHER LOCAL OR OTHER SUPSHIP FILES, FROM OTHER GOVERNMENT SOURCES, SUCH AS THE MILITARY SEALIFT COMMAND, OR FROM NON-GOVERNMENTAL SOURCES. GENERAL TRENDS IN A CONTRACTOR'S PERFORMANCE WILL ALSO BE CONSIDERED.

                                N62678-02-R-0051                      AMEND 0007
                                       L-8

     b. The contractor shall demonstrate that they have satisfactorily performed CHT system chemical cleanings on U.S. Navy, Military Sealift Command, other military vessels or commercial ships of a similar size and configuration. Submit a list of the ships cleaned and the activity for whom the cleaning was conducted (e.g., COMNAVSURFLANT, COMNAVSURFPAC, MSC, etc.) along with the names and phone numbers of individuals or offices who can verify that the work was performed satisfactorily. Written verifications of acceptable performance from the activity are acceptable.

     c. EACH OFFEROR HAS THE RESPONSIBILITY to provide in its proposal any information regarding its past performance of contracts similar to the Government's requirement that it would like the Government to consider. Such information should include substantial subcontractors or teaming partner agreements and may be in the nature of:

          (1) Additional information on which the Government has readily available, for example, data in the CPARS system;
          (2) Information which the offeror considers essential to the Government's evaluation of Section M.2 sub-factors; or
          (3) Explanatory information of substandard or poor performance and the corrective actions taken to prevent a recurrence.

     d. The Government reserves the right to determine the relevancy of such information, and to verify statements and representations made in an offeror's proposal. Any information provided must be in sufficient detail with points of contact to enable the Government to obtain information for an evaluation in accordance with the Past Performance sub-factors in Section M.2. Summary lists of contracts or incomplete data may not be considered.

     e. OFFERORS SHALL PROVIDE A PAST PERFORMANCE REFERENCE LIST (ATTACHMENT J-13) listing at least three and no more than seven, recent, similar contracts (contracts performed within the last three years and with a value of $100,000 or greater). If your firm has no recent contracts of this dollar value, provide the most recent contracts that are similar with the greatest dollar value. The reference list sheet shall include the following for each contract listed:

          (1)  Contract number, type of contract and name of contracting agency.

          (2) Provide the names, fax and phone numbers for two references on each of the contracts. The references must be customer personnel most familiar with your performance on each of these contracts. The references should be persons involved in performance under the contracts such as: project managers, contracting officer's representatives, and marine surveyors. (Do not list the Procurement Contracting Officer.)

     f. The OFFEROR shall forward the PPI information questionnaire (ATTACHMENT J-14) to each reference listed for a contract on the Past Performance Reference List (ATTACHMENT J-13) form, who shall complete the required form. The completed (PPI) questionnaire shall be submitted by the reference DIRECTLY to the PCO, Billie Noah/Phillip Fields, Code 410 at FAX number
     (757) 396-1762. The OFFEROR shall monitor the submission of the PPI questionnaire to ensure that the PCO receives it by proposal closing.

                                N62678-02-R-0051                      AMEND 0007
                                       L-9

     g. Offerors shall provide a narrative explanation on each of the above-cited contracts describing how they are similar in scope, magnitude, or complexity to the work being solicited, or that your firm has no relevant experience. Offerors shall also indicate the objectives achieved and any cost growth or schedule delays encountered. For any Government contracts, which did not meet original requirements with regard to cost, schedule, or technical performance, include a brief explanation of the reason(s) for such shortcomings and any demonstrated corrective actions taken to avoid recurrence. The offeror shall also provide a copy of any cure notices or show cause letters received on each contract listed above and a description of any corrective action by your firm or proposed subcontractor. This also includes any contracts terminated for default, in whole or in part, during the past five years.

It is the offeror's responsibility to ensure that all reference information is current and accurate. Prior to designating a reference, the offeror shall contact each reference to alert them that they will receive a past performance questionnaire and that their responses will be confidential. If the reference does not respond or the response is inadequate, your past performance evaluation maybe rated as neutral.

PART III - PRICE PROPOSAL

     a. The price proposal shall include all contract line items as delineated within Section B of the solicitation.

     The pricing information shall be complete and in accordance with the following:

          (1) Separate pricing information shall be submitted for each year of the services specified in Section B of the solicitation.

          (2) The offeror shall enter his proposed priced in section B of the solicitation for each contract line item and submit the entire solicitation (A through M).

          (3) When submitting a proposal, the contractor shall not enter figures for Section B on the proposal hard copy. The contractor shall complete the Section B provided and submit it on a 3.5" computer disc that is formatted in MS Excel 97. Once Section B is completed on the computer disk, the contractor shall print and insert a hard copy into the proposal.

          (4) Offerors, if required by Clause 52.219-9, SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN, shall submit an original and one copy of their Plan with their Price Proposal.

                                N62678-02-R-0051                      AMEND 0006
                                       M-1

                 SECTION M - EVALUATION CRITERIA AND THE BASIS FOR AWARD

M.1. This solicitation incorporates one or more solicitation clauses by reference, with the same force and effect as if they were given in full text.

FAR CITE       TITLE AND DATE

52.217-5       EVALUATION OF OPTIONS (JUL 1990)

M.2. BASIS FOR AWARD

     a. The purpose of the proposal evaluation is to assure impartial and comprehensive examination of competitive proposals and to select one or more contractors whose proposal and evaluated capabilities offer optimum satisfaction of program requirements. Statements and representations made in the offeror's proposal may be subject to verification during on-site survey by Navy evaluators. The Government reserves the right to award without discussion. The Government reserves the right to make multiple awards (two or more).

     b. Award will be made to the responsible offeror or offerors whose offer, conforming to the solicitation, is deemed most advantageous to the Government, price and other factors considered. Prospective offerors are forewarned that award may not be made to the offeror with the lowest price or cost to the Government if award to another offeror affords the Government a greater overall value. Non-price factors (Technical and Past Performance) taken together will be more important than price. However, as non-price factors equalize among competing proposals, price may assume a greater degree of importance.

     c. Relative Importance assigned to the evaluation factors will be:

          (1) Non-cost factors (Technical and Past Performance) taken together are more important than Price. Of the non-cost factors, technical is more important than past performance. Within the non-cost factors of technical and past performance, each sub factor is of equal importance.

          (2) Price is less important than non-cost factors (Technical and Past Performance).

     d. Evaluation Factors:

          (1) TECHNICAL. This factor will consist of: Organization/Management, Manpower Resources, and Chemical Solution. Each technical sub-factor will be evaluated on the basis of the offeror's capability to perform the requirements for this solicitation. Technical will not be rated pass/fail. Offers will be rated Exceptional, Very Good, Satisfactory, Marginal, or Unsatisfactory in each sub-factor in order to determine an overall technical factor rating.

     Organization/Management

     Under this sub-factor, the Government will review the contractor's organizational chart for the relationship and responsibilities of management, planning, quality assurance, subcontracting, and scheduling. Additional consideration will be given to proposals that demonstrate clearly defined lines of authority and control. The Government will assess the offeror's approach for scheduling and tracking work, preparing production schedules, and ensuring schedules are met to ensure the contractor has a reasonable plan for meeting schedules. The contractor's ability to perform chemical cleaning of
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one or more CHT system zones aboard ship in a timely manner with minimum disruption to the crew and the ship's operating schedule will be assessed. Additionally, the Government will assess the offeror's adaptability to cope with ship's schedule changes. The Government will assess the contractor's ability, via the submitted procedures and techniques, to respond to more than one requirement (simultaneous task orders for more than one ship) and to accept emergent task orders including commencing production efforts within one day of notification and completing the task within the performance period.

     Manpower Resources

     Under this sub-factor, the Government will assess the offeror's plan to provide qualified production manpower to perform CHT work in accordance with requirements set forth in Section C. The Government will give greater consideration to proposals offering ample personnel at the appropriate skill levels. The Government will assess processes for acquiring and training new hires. The Government will assess, if a teaming arrangement is involved, the contractor's ability to team effectively with other companies. The contractor's plan for effectively using and coordinating subcontractors will be assessed. Additional consideration will be given for minimum usage of subcontractors. The Government will consider subcontracting more than 35% of the requirements to potentially be a major deficiency. The contractor's ability in terms of manpower to perform emergent requirements will also be assessed.

     Chemical Solution

     Under this sub-factor, the Government will assess the offeror's chemical solution including the independent laboratory report submitted with the proposal. The Government will assess the proposed chemical solution to determine whether it is non-corrosive and will prevent damage to the CHT system piping and to system components (including gaskets and seals). The chemical solution's toxicity, time to dissolve scale and blockage, fire or explosive hazard, hazardous waste generation and disposal after treatment, meeting all federal, state and local regulations, will also be assessed.

     (2) PAST PERFORMANCE. This factor will be evaluated to determine the contractor's performance risk for the subject solicitation. In determining the relevancy of the data, the Government will give greater consideration to contracts requiring the same or similar type and complexity of work required by the solicitation. For purposes of this solicitation the Government considers an offeror's past performance pertaining to the following to be the most relevant:
FOR PURPOSES OF THIS SOLICITATION, THE GOVERNMENT CONSIDERS AN OFFEROR'S PAST PERFORMANCE IN CHT SYSTEM CHEMICAL CLEANINGS ONBOARD U.S. NAVY, MILITARY SEALIFT COMMAND, OTHER MILITARY VESSELS OR COMMERCIAL SHIPS OF A SIMILAR SIZE AND CONFIGURATION IN GOVERNMENT FACILITIES, PLUS THE ABILITY TO RESPOND AND MEET EMERGENT REQUIREMENTS, TO BE MOST RELEVANT.

However, other types of contracts/work not meeting the most relevant definition as shown above may be considered as part of the past performance as well, if aspects of the past performance are deemed to have some bearing on the expected performance of the subject solicitation. Trends showing improving or deteriorating performance will also be considered. Past performance of subcontractors or teaming contractors will be considered to the extent warranted by their involvement in the proposed effort.

Past performance will not be rated on a pass/fail basis. Offerors will be rated Exceptional, Very Good, Satisfactory, Marginal, or Unsatisfactory in each sub-factor. In the case of an offeror without a record of relevant past performance or for whom information on past performance is not available, a neutral rating will be assigned (between Satisfactory and Marginal) to the past performance factor and the offeror will be evaluated neither favorably nor unfavorably on past performance.
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                                       M-3

The following sub-factors, within the Past Performance Factor, will be evaluated:

     (a) TECHNICAL (QUALITY OF PRODUCT) - expected risk of successfully performing technical requirements of the subject contract based upon an offeror's past performance of previously awarded relevant contracts and the effectiveness of any implemented or proposed corrective actions.

     (b) SCHEDULE (TIMELINESS OF PERFORMANCE) - expected risk of successfully meeting the schedule requirements of the subject contract based upon an offeror's past performance of previously awarded relevant contracts, and the effectiveness of any implemented or proposed corrective actions.

     (c) MANAGEMENT - expected risk of successfully managing the subject contract based upon on offeror's past performance of previously awarded, relevant contracts, and the effectiveness of any implemented or proposed corrective actions.

     (3) PRICE PROPOSAL

          a. The price proposed will be evaluated independently to determine whether it is reasonable and whether it reflects the offeror's understanding of the work and ability to perform the contract. A price proposed that is unrealistic, unreasonable, or unbalanced may be rejected.

          b. Competitive Range. If an award is not made on the basis of initial offers, the Contracting Officer will make the determination as to which offers are in the "Competitive Range." The competitive range shall be determined on the basis of the proposed price to the Government plus the technical and past performance evaluations, and shall include only offerors which have a reasonable chance of being selected for award. The initial number of offers considered as being within the competitive range may be reduced when, as a result of the written or oral discussions (see para. (c) below), any such offer has been determined to no longer have a reasonable chance of being selected for award. The number of offers within the competitive range may also be reduced if the Contracting Officer determined that the number of most highly rated proposals that might otherwise be included within the competitive range exceeds the number at which an efficient competition can be conducted.

          c. Discussion and Proposal Revisions. For the Government's intent regarding discussions, see clause 52.215-1(f) included in Section L of the RFP. If discussions are applicable, all offerors selected to participate in discussions shall be advised of deficiencies in their offer, and shall be offered a reasonable opportunity to correct or resolve the deficiencies and to submit such price or cost, or other revisions to their offer, that may result from the discussions. However, if an offeror has already been afforded an opportunity to submit comments, rebutting statements or additional information concerning their past performance, or has already done so under FAR 42.15 or CPARS procedures, then discussions need not be held. At the conclusion of discussions, a final common cutoff date which allows a reasonable opportunity for submission of written proposal revisions shall be established, and those offerors selected to remain in the competitive range will be notified to submit revised offers.

          d. Final Evaluation of Proposals. The initial evaluation of the offers within the Competitive Range may be revised in light of any additional information or data received during subsequent discussions (see para. (c) above) and/or furnished with final proposal revisions.
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                                       M-4

          E. BASIS FOR AWARD. A CONTRACT AWARD UNDER THIS REQUEST FOR PROPOSALS
(RFP) WILL BE THE RESULT OF AN INTEGRATED ASSESSMENT BY THE CONTRACTING OFFICER OF THE RESULTS OF THE EVALUATION BASED ON THE EVALUATION FACTORS AND THEIR RELATIVE ORDER OF IMPORTANCE AS INDICATED ABOVE. THE GOVERNMENT INTENDS TO MAKE A BEST VALUE DETERMINATION FOR CONTRACT AWARD. THE GOVERNMENT RESERVES SUCH RIGHT OF FLEXIBILITY IN CONDUCTING THE EVALUATION AS IS NECESSARY TO ASSURE PLACEMENT OF A CONTRACT IN THE GOVERNMENT'S BEST INTEREST. ACCORDINGLY, THE GOVERNMENT MAY AWARD ANY RESULTING CONTRACT TO OTHER THAN THE LOWEST PRICED OFFEROR, OR OTHER THAN THE OFFEROR WITH THE HIGHEST EVALUATION RATING FOR TECHNICAL AND PAST PERFORMANCE.